                                CREDIT AGREEMENT


                                     between


                         AMERICAN BUSINESS CREDIT, INC.,
                           HOMEAMERICAN CREDIT, INC.,
                             (d/b/a UPLAND MORTGAGE)
                                       and
                        AMERICAN BUSINESS LEASING, INC.,
                                as Co-Borrowers,


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                   as Parent,


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            as Administrative Agent,

                                       and

                                CERTAIN LENDERS,
                                   as Lenders

                                      Up to
                                  $150,000,000


                                  July 31, 1997


                                [GRAPHIC OMITTED]

                      PREPARED BY HAYNES AND BOONE, L.L.P.

                                TABLE OF CONTENTS

SECTION 1.        DEFINITIONS AND REFERENCES..................................1
         1.1      Definitions.................................................1
         1.2      Time References............................................18
         1.3      Other References...........................................18
         1.4      Accounting Principles......................................18

SECTION 2.        BORROWING PROVISIONS.......................................19
         2.1      Commitments................................................19
         2.2      Borrowing Request..........................................20
         2.3      Fundings...................................................20
         2.4      Wet Borrowings.............................................21
         2.5      Swing Borrowing Procedures.................................22
         2.6      Increases and Terminations.................................22
         2.7      Multiple Borrowers.........................................23

SECTION 3.        PAYMENT TERMS..............................................24
         3.1      Notes......................................................24
         3.2      Payment Procedures.........................................24
         3.3      Scheduled Payments.........................................24
         3.4      Prepayments................................................25
         3.5      Order of Application.......................................25
         3.6      Sharing....................................................27
         3.7      Interest Rates.............................................27
         3.8      Interest Periods...........................................28
         3.9      Basis Unavailable or Inadequate for LIBOR..................29
         3.10     Additional Costs...........................................29
         3.11     Change in Governmental Requirements........................30
         3.12     Funding Loss...............................................30
         3.13     Foreign Lenders, Participants, and Purchasers..............31
         3.14     Fees.......................................................31

SECTION 4.        COLLATERAL PROCEDURES......................................32
         4.1      Eligible Collateral........................................32
         4.2      Borrowing Base.............................................32
         4.3      Collateral Delivery........................................32
         4.4      Bailee and Administrative Agent............................32
         4.5      Shipment for Sale..........................................32
         4.6      Shipment for Correction....................................33
         4.7      Release of Collateral......................................34

SECTION 5.        CONDITIONS PRECEDENT.......................................34

SECTION 6.        REPRESENTATIONS AND WARRANTIES.............................35
         6.1      Purpose of Credit..........................................35
         6.2      About the Companies........................................35
         6.3      Authorization and Contravention............................35

                                                                Credit Agreement

         6.4      Binding Effect.............................................36
         6.5      Fiscal Year................................................36
         6.6      Current Financials.........................................36
         6.7      Debt.......................................................36
         6.8      Intellectual Property......................................36
         6.9      Litigation.................................................36
         6.10     Transactions with Affiliates...............................36
         6.11     Taxes......................................................36
         6.12     Employee Plans.............................................37
         6.13     Property and Liens.........................................37
         6.14     Environmental Matters......................................37
         6.15     Government Regulations.....................................37
         6.16     Insurance..................................................37
         6.17     Appraisals.................................................37
         6.18     Full Disclosure............................................37

SECTION 7.        AFFIRMATIVE COVENANTS......................................38
         7.1      Reporting Requirements.....................................38
         7.2      Use of Proceeds............................................39
         7.3      Books and Records..........................................39
         7.4      Inspections................................................39
         7.5      Taxes......................................................40
         7.6      Expenses...................................................40
         7.7      Maintenance of Existence, Assets, and Business.............40
         7.8      Insurance..................................................41
         7.9      Appraisals.................................................41
         7.10     Indemnification............................................41

SECTION 8.        NEGATIVE COVENANTS.........................................41
         8.1      Debt.......................................................42
         8.2      Liens......................................................43
         8.3      Investments................................................44
         8.4      Distributions..............................................46
         8.5      Merger or Consolidation....................................46
         8.6      Liquidations and Dispositions of Assets....................46
         8.7      Use of Proceeds............................................46
         8.8      Transactions with Affiliates.  ............................46
         8.9      Employee Plans.............................................46
         8.10     Compliance with Governmental Requirements and Documents....46
         8.11     Government Regulations.....................................46
         8.12     Fiscal Year Accounting.....................................47
         8.13     New Businesses.............................................47
         8.14     Assignment.................................................47
         8.15     Retention of Servicing Portfolio...........................47
         8.16     Strict Compliance..........................................47

SECTION 9.        FINANCIAL COVENANTS........................................47
         9.1      Parent's Tangible Net Worth................................47

                                                                Credit Agreement

         9.2      Parent's Leverage Ratio....................................47

SECTION 10.       EVENTS OF DEFAULT AND REMEDIES.............................47
         10.1     Event of Default...........................................47
         10.2     Remedies...................................................49
         10.3     Right of Offset............................................50
         10.4     Waivers....................................................50
         10.5     Performance by Administrative Agent........................50
         10.6     No Responsibility..........................................51
         10.7     No Waiver..................................................51
         10.8     Cumulative Rights..........................................51
         10.9     Rights of Individual Lenders...............................51
         10.10    Notice to Administrative Agent.............................52
         10.11    Costs......................................................52

SECTION 11.       ADMINISTRATIVE AGENT.......................................52
         11.1     Authorization and Action...................................52
         11.2     Administrative Agent's Reliance, Etc.......................52
         11.3     Administrative Agent and Affiliates........................53
         11.4     Credit Decision............................................53
         11.5     Indemnification............................................53
         11.6     Successor Administrative Agent.............................54
         11.7     Inspection.................................................54

SECTION 12.       MISCELLANEOUS..............................................54
         12.1     Nonbusiness Days...........................................54
         12.2     Communications.............................................54
         12.3     Form and Number of Documents...............................55
         12.4     Exceptions to Covenants....................................55
         12.5     Survival...................................................55
         12.6     Governing Law..............................................55
         12.7     Invalid Provisions.........................................55
         12.8     Conflicts Between Credit Documents.........................55
         12.9     Discharge and Certain Reinstatement........................55
         12.10    Amendments, Consents, Conflicts, and Waivers...............55
         12.11    Multiple Counterparts......................................56
         12.12    Parties....................................................56
         12.13    Participations.............................................57
         12.14    Transfers..................................................58
         12.15    Venue, Service of Process, and Jury Trial..................58
         12.16    Limitation of Liability....................................59
         12.17    Confidentiality............................................59
         12.18    Entire Agreement...........................................60



                                                                Credit Agreement

                             SCHEDULES AND EXHIBITS

                    Schedule 1        -     Seasoned Lease Exceptions
                    Schedule 2        -     Lenders and Commitments
                    Schedule 4.1      -     Eligibility Conditions
                    Schedule 4.3      -     Collateral Procedures
                    Schedule 5        -     Closing Conditions
                    Schedule 6.2      -     Companies
                    Schedule 6.9      -     Litigation and Judgments
                    Schedule 6.10     -     Affiliate Transactions

                    Exhibit A-1       -     Warehouse Note
                    Exhibit A-2       -     Swing Note
                    Exhibit B         -     Guaranty
                    Exhibit C-1       -     Security Agreement
                    Exhibit C-2       -     Financing Statement
                    Exhibit C-3       -     Shipping Request
                    Exhibit C-4       -     Bailee Letter
                    Exhibit C-5       -     Trust Receipt and Agreement
                    Exhibit C-6       -     Release Request
                    Exhibit D-1       -     Borrowing Request
                    Exhibit D-2       -     Collateral-Delivery Notice
                    Exhibit D-3       -     Borrowing-Base Report
                    Exhibit D-4       -     Compliance Certificate
                    Exhibit D-5       -     Acquisition-Compliance Certificate
                    Exhibit E         -     Opinion of Counsel
                    Exhibit F         -     Assignment and Assumption Agreement
                    Exhibit G         -     Amendment to Credit Agreement

                                                                Credit Agreement

                                CREDIT AGREEMENT


         THIS AGREEMENT is entered into as of July 31, 1997, between AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL") (ABC, HAC, and ABL are "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); the Lenders described below; and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Administrative Agent for Lenders.

                       (see Section 1.1 for defined terms)

         A. ABC originates, acquires, markets, sells, services, and holds loans extended to businesses secured by residential or commercial real property. HAC originates, acquires, markets, sells, services, and holds conforming and nonconforming residential Mortgage Loans (including home-equity and second-Lien loans). ABL originates, acquires, markets, sells, services, and holds Leases.

         B. Co-Borrowers have requested Lenders to commit to provide Borrowings to finance their Commercial Loans, Mortgage Loans, and Lease origination and acquisition until those Commercial Loans, Mortgage Loans, and Leases are sold in the secondary market.

         C. Co-Borrowers have agreed to grant to Administrative Agent for Lenders first-priority Liens upon, among other things, the Mortgage Collateral and Lease Collateral delivered to Administrative Agent under this agreement.

         D. Lenders have agreed upon the terms and applicable sublimits of this agreement to provide those Borrowings up to the lesser of either the total Commitments or the total Borrowing Base.

         ACCORDINGLY, for adequate and sufficient consideration, Co-Borrowers, Parent, Lenders, and Administrative Agent agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, the following provisions apply to each Credit Document, and annexes, exhibits, and schedules to (and certificates, reports, and other writings delivered under) the Credit Documents.

         1.1      Definitions.

         "ABC" is defined in the preamble to this agreement.

         "ABL" is defined in the preamble to this agreement.

                                                                Credit Agreement

         "Acquisition" by any Person means any transaction or series of transactions on or after the Closing Date pursuant to which that Person directly or indirectly -- whether in the form of a capital expenditure, an Investment, a merger, a consolidation, or otherwise and whether through a solicitation or tender of equity securities, one or more negotiated block, market, private, other transactions, or any combination of the foregoing -- purchases (a) all or substantially all of the business or assets of any other individual or entity or operating division or business unit of any other individual or entity, (b) assets of an individual, entity, operating division, or business unit for a total purchase price (including all cash or deferred payment and all Debt to be guaranteed, assumed, or paid by any Company other than Debt owed by the acquired Person for which no other Company has any obligation whatsoever) of $500,000 or more, or (c) more than 50% of the equity interest in any other entity.

         "Acquisition-Compliance Certificate" means a certificate that must be signed by one or more Responsible Officers of Parent and Co-Borrowers and must be substantially in the form of Exhibit D-5.

         "Administrative Agent" means, at any time, Texas Commerce Bank National Association (or its successor appointed under Section 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Credit Documents.

         "Affiliate" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "Affiliates" of each other.

         "Agent's Request" is defined in Section 2.3(f).

         "Applicable-Covered Rate" means -- for each Borrowing-Purpose Category in the table below -- the annual interest rate stated beside that category:

================================================================================
           Borrowing-Purpose Category                  Applicable-Covered Rate
--------------------------------------------------------------------------------
Wet Borrowings                                                   1.6250%
--------------------------------------------------------------------------------
Seasoned Borrowings and Commercial Loan Borrowings               1.7500%
--------------------------------------------------------------------------------
Lease Borrowings                                                 2.0000%
--------------------------------------------------------------------------------
Other Borrowings                                                 1.3875%
================================================================================

         "Applicable Margin" means -- for each Borrowing-Purpose Category and relevant Borrowing- Price Category in the table below -- the interest margin beside those categories:


                                                                Credit Agreement

================================================================================

Borrowing-Purpose Category      Borrowing-Price Category       Applicable Margin
--------------------------------------------------------------------------------
Wet Borrowings                    Base Rate                        0.2500%
--------------------------------------------------------------------------------
                                  LIBOR                            1.6250%
--------------------------------------------------------------------------------
Seasoned Borrowings and           Base Rate                        0.3750%
Commercial Loan Borrowings
--------------------------------------------------------------------------------
                                  LIBOR                            1.7500%
--------------------------------------------------------------------------------
Lease Borrowings                  Base Rate                        0.6250%
--------------------------------------------------------------------------------
                                  LIBOR                            2.0000%
--------------------------------------------------------------------------------
Other Borrowings                  Base Rate                        0.0000%
--------------------------------------------------------------------------------
                                  LIBOR                            1.3875%
================================================================================

         "Appraisal" means (a) for any Mortgage Loan or Commercial Loan, a written statement of the market value of the real property securing it, and (b) for any Lease, a written invoice evidencing the market value of the personal property securing or covered by it.

         "Appraisal Requirement" means any Governmental Requirement that is applicable to appraisals of mortgaged-residential real property, mortgaged non-residential real property, or other property in connection with transactions involving that property, including, without limitation, Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. Chapter I, Part 34, Subpart C, 12 C.F.R. Chapter II, Subchapter A, Part 225, Subpart G, and 12 C.F.R. Chapter III, Subchapter B, Part 323.

         "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement executed by a selling Lender and a Purchaser under Section
12.12 and Section 12.14, and delivered to Administrative Agent in substantially the form of Exhibit F.

         "Average-Adjusted-Base Rate" means, for any period, an annual interest rate equal to the quotient of (a) the sum of the Base Rate plus the Applicable Margin, for each calendar day during that period, divided by (b) the number of calendar days during that period.

         "Average-Adjusted-LIBOR" means, for any period, an annual interest rate equal to the quotient of (a) the sum of LIBOR plus the Applicable Margin, for each calendar day during that period, divided by (b) the number of calendar days during that period.

         "Average Commitment" means, for any period and any Lender, the quotient of the (a) the sum of that Lender's Commitment as of the close of business for each calendar day (which for any day that is not a Business Day is deemed for this definition to be such Lender's Commitment for the preceding Business Day) during that period divided by (b) the number of calendar days during that period.

                                                                Credit Agreement

         "Average-Eligible Balances" means, for any period and any Lender, an amount equal to (a) the quotient of (i) the sum of that Lender's Eligible Balances as of the close of business for each calendar day (which for any day that is not a Business Day are deemed for this definition to be those balances for the preceding Business Day) during that period divided by (ii) the number of calendar days during that period minus (b) amounts necessary to satisfy any deposit insurance, reserve, special deposit, Taxes (other than that Lender's general corporate income or franchise Taxes), duty, or other imposition (in each case at the applicable rates) requirements applicable to that Lender for those accounts, minus (c) amounts required to compensate that Lender for direct processing and transaction costs and other services rendered in connection with those accounts in accordance with that Lender's system of charges for similar accounts, minus (d) unless otherwise paid directly to that Lender, any amounts in those accounts utilized as of that day in the calculation of interest on any other Debt payable by any Co-Borrower to that Lender.

         "Average-Principal Debt" means, for any period and any Lender, the quotient of (a) the sum of the Principal Debt owed to that Lender as of the close of business for each calendar day (which for any day that is not a Business Day is deemed for this definition to be the Principal Debt as of the close of business for the preceding Business Day) during that period divided by
(b) the number of calendar days during that period.

         "Bailee Letter" means a letter executed and delivered by Administrative Agent in substantially the form of Exhibit C-4.

         "Base Rate" means an annual interest rate equal from day to day to the floating annual interest rate established by Administrative Agent from time to time as its base-rate of interest, which may not be the lowest interest rate charged by Administrative Agent on loans similar to Borrowings.

         "Base-Rate Borrowing" means any Borrowing bearing interest at the Average-Adjusted-Base Rate.

         "Borrowing" means any amount disbursed (a) by any Lender to any Co-Borrower under the Credit Documents as an original disbursement of funds or
(b) by Administrative Agent or any Lender in accordance with, and to satisfy a Company's obligations under, any Credit Document.

         "Borrowing Base" means, at any time, the sum of:

                  (a) the total collateral value of each Eligible-Mortgage Loan and each Eligible-Commercial Loan, equal to 98% of the lowest of (i) the unpaid principal balance of the underlying promissory note, (ii) the actual amount funded by ABC or HAC, as the case may be, with respect to that Eligible-Mortgage Loan or Eligible-Commercial Loan, or
         (iii) the Market Value thereof, as determined by Administrative Agent; plus

                  (b) the total collateral value of each Eligible-Seasoned Loan, equal to 90% of the lowest of (i) the unpaid principal balance of the underlying promissory note, (ii) the actual amount funded by ABC or HAC, as the case may be, with respect to that Eligible-Seasoned Loan, or (iii) the Market Value thereof, as determined by Administrative Agent; plus

                                                                Credit Agreement

                  (c) the total collateral value of each Eligible Lease and Eligible-Seasoned Lease, equal to 85% of the lower of (i) the actual amount funded by ABL with respect to that Eligible Lease or Eligible-Seasoned Lease, or (ii) the net present value of the current lease balance determined in accordance with the discounting methods agreed upon in writing by ABL and Administrative Agent from time to time.

         "Borrowing-Base Report" means a report executed by Administrative Agent and delivered to Co-Borrowers and Lenders in substantially the form of Exhibit D-3.

         "Borrowing Date" means, for any Borrowing, the date it is disbursed.

         "Borrowing Excess" means, at any time, the amount by which any of the limitations of Section 2.1 is exceeded.

         "Borrowing-Price Category" means any category of Borrowing determined with respect to the applicable interest option (e.g., a Base-Rate Borrowing, LIBOR Borrowing, or Fixed-Rate Borrowing).

         "Borrowing-Purpose Category" means any category of Borrowing determined with respect to its purpose, e.g., a Dry Borrowing, Wet Borrowing, Swing Borrowing, Second-Lien Borrowing, Seasoned Borrowing, Commercial Loan Borrowing, or Lease Borrowing.

         "Borrowing Request" means a request executed by one or more Responsible Officers of Co-Borrowers requesting a Borrowing and delivered to Administrative Agent in substantially the form of Exhibit D-1.

         "Business Day" means (a) for purposes of any LIBOR Borrowing or Fixed-Rate Borrowing, a day specified in clause (b) of this definition when commercial banks are open for international business in London, England, and (b) for all other purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by applicable Governmental Requirements to be closed in Texas.

         "Calendar Month" means that portion of a calendar month that occurs at any time from the date of this agreement to the Termination Date.

         "Calendar Quarter" means that portion of a calendar quarter that occurs at any time from the date of this agreement to the Termination Date.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.

         "Closing Date" means July 31, 1997.

         "Co-Borrowers" is defined in the preamble to this agreement.


                                                                Credit Agreement

         "Collateral" means all Collateral as defined in the Security Agreement or as otherwise delivered by any Person as security for the Obligation.

         "Collateral-Delivery Notice" means a notice executed by Co-Borrowers and delivered to Administrative Agent in substantially the form of Exhibit D-2.

         "Collateral Documents" means the documents and other items described on
Schedule 4.3 and required to be delivered to Administrative Agent under Section 4.3.

         "Commercial Loan" means a loan that is not a construction or residential loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first- or second-priority Lien on commercial real property.

         "Commercial Loan Borrowing" means a Borrowing that is subject to the Commercial Loan Sublimit and the Commercial Loan for which meets the eligibility requirements set forth on Schedule 4.1.

         "Commercial Loan Sublimit" means, at any time, 5% of the total Commitments.

         "Commitment" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended Schedule 2 (which amount is subject to reduction and cancellation as provided in this agreement).

         "Commitment Percentage" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

         "Companies" means, at any time, Parent and each of its Subsidiaries (including, without limitation, Co-Borrowers).

         "Compliance Certificate" means a certificate substantially in the form of Exhibit D-4 and signed by one or more Responsible Officers of Parent and each Co-Borrower.

         "Correction Period" means 14 calendar days for any Collateral Documents shipped under Section 4.6 for correction.

         "Coupon Rate" means the pre-maturity interest rate applicable to a Mortgage Loan or Commercial Loan on any day, stated as an annual interest rate, less 0.375% (rounded down to the nearest 0.125%), and each determination by Administrative Agent of any Coupon Rate may be computed using any reasonable averaging and attribution method and, absent manifest error, shall be conclusive and binding.

         "Credit Documents" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement, including without limitation the Notes, the Guaranties and the Security Agreement, (b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this



                                                                Credit Agreement
agreement or otherwise delivered in connection with any of the Obligation (other than assignments), and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

         "Current Financials" means either (a) the Companies' Financials for the year ended June 30, 1996, and for the nine months ended March 31, 1997, or (b) at any time after the Companies' annual Financials are first delivered under
Section 7.1(a), the Companies' annual Financials then most recently delivered to Administrative Agent, together with the Companies' interim Financials then most recently delivered to Administrative Agent.

         "Debt", for any Person and without duplication, means (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that under GAAP should be capitalized for financial reporting purposes, and (d) all guaranties, endorsements, and other contingent obligations with respect to Debt of others or in respect of any Employee Plan.

         "Debtor Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Governmental Requirements affecting creditors' Rights.

         "Default Condition," in respect of any action or event, means that (a) an Event of Default or Potential Default exists immediately before, or will occur as a result of (or otherwise will exist immediately after), the occurrence of that action or event or (b) the occurrence of the event or action will cause any of the representations or warranties (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement) in the Credit Documents to be materially incorrect.

         "Default Rate" means, for any day, an annual interest rate equal to the lesser of either (a) the Fed-Funds Rate plus 5%, or (b) the Maximum Rate.

         "Distribution" means, at any time and with respect to any shares of any capital stock or other equity securities issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities, (c) any loan or advance by that Person to, or other Investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

         "Dry Borrowing" means a Borrowing for which all of the Collateral Documents have been delivered to Administrative Agent in accordance with Section 4.3.

         "Eligible Balances" means, for any calendar day and Lender, the sum (which for any day that is not a Business Day is deemed for this definition to be that sum as determined as of the close of business on the preceding Business
Day) of collected balances as of the close of business on that day in all identified


                                                                Credit Agreement
non-interest bearing demand deposit accounts or money market zero reserve accounts of or maintained by Co-Borrowers with such Lender.

         "Eligible-Commercial Loan" means, at any time, a Commercial Loan for which the applicable conditions for eligibility described in Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

         "Eligible Lease" means, at any time, a Lease (other than a Seasoned Lease) for which the applicable conditions for eligibility described in Schedule
4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

         "Eligible-Mortgage Loan" means, at any time, a Mortgage Loan (other than a Seasoned Loan) for which the applicable conditions for eligibility described in Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

         "Eligible-Seasoned Lease" means, at any time, a Seasoned Lease for which the applicable conditions for eligibility described in Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

         "Eligible-Seasoned Loan" means, at any time, a Seasoned Loan for which the applicable conditions for eligibility described in Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

         "Employee Plan" means any employee-pension-benefit plan (a) covered by Title IV of ERISA and established or maintained by any Company or any ERISA Affiliate (other than a Multiemployer Plan) or (b) established or maintained by any Company or any ERISA Affiliate, or to which any Company or any ERISA Affiliate contributes, under the Governmental Requirements of any foreign country.

         "Environmental Governmental Requirement" means any applicable Governmental Requirement that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
Section 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.), the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.), analogous state and local Governmental Requirements, and any analogous future enacted or adopted Governmental Requirement.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

                                                                Credit Agreement

         "ERISA Affiliate" means any Person that, for purposes of Title IV of ERISA, is a member of any Company's controlled group or is under common control with any Company within the meaning of Section 414 of the IRC.

         "Event of Default" is defined in Section 10.1.

         "Fed-Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal-funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent. If for any reason Administrative Agent shall determine (and its determination shall be conclusive absent manifest error) that it is unable to ascertain for any reason -- including Administrative Agent's inability or failure to obtain sufficient quotations in accordance with the immediately preceding sentence -- the Fed-Funds Rate for any day, then for each such day that such circumstances exist, the Fed-Funds Rate shall be deemed to be equal to the Base Rate for that day minus 2.0%. Any rate of interest based on the Fed-Funds Rate shall be (a) computed on the basis of a year consisting of 360 days applied for the actual number of days for which the principal sum to which it applies is outstanding and bears interest in accordance with this agreement at such rate of interest based on the Fed-Funds Rate (i.e., on the 360-day basis) and (b) adjusted as of the effective date of each change in the Fed-Funds Rate.

         "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Development.

         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "Financials" of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in Section 1.4, in comparative form to prior year-end figures or corresponding dates or periods of the preceding fiscal year or other relevant period, as applicable.

         "Fixed Rate" means, for any Fixed-Rate Borrowing, a fixed rate of interest equal to the sum of LIBOR on the Borrowing Date of that Fixed-Rate Borrowing plus the Applicable Margin for LIBOR Borrowings.

         "Fixed-Rate Borrowing" means any Borrowing that bears interest at a Fixed Rate (except that Swing Borrowings and Wet Borrowings may not bear interest at a Fixed Rate), which Borrowing shall be in an amount of at least $5,000,000 or any higher integral multiple of $100,000.

         "FNMA" means the Federal National Mortgage Association.

                                                                Credit Agreement

         "Funding Loss" means any reasonable, out-of-pocket loss or expense that any Lender incurs because any Co-Borrower (a) fails or refuses, for any reason other than a default by the Lender claiming that loss or expense, to take any Fixed-Rate Borrowing that it has requested under this agreement, or (b) prepays, pays or converts any Fixed-Rate Borrowing at any time other than the last day of the applicable Interest Period.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

         "GNMA" means the Government National Mortgage Association.

         "Governmental Authority" means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

         "Governmental Requirements" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

         "Guarantor" means Parent and each other Person that has executed a Guaranty.

         "Guaranty" means a Guaranty in substantially the form of Exhibit B.

         "HAC" is defined in the preamble to this agreement.

         "Hazardous Substance" means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Governmental Requirement, including, without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA.

         "Hedge Contract" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for, or constituting an agreement to enter into, (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps, and (c) interest-rate swap, cap, collar, or similar arrangements.

         "Interest Period" is determined in accordance with Section 3.8.

         "Investment," in respect of any Person, means any (a) loan, advance, extension of credit, or capital contribution to that Person, (b) investment in that Person, (c) purchase or commitment to purchase


                                                                Credit Agreement
any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person, or (d) any Hedge Contract with that Person.

         "IRC" means the Internal Revenue Code of 1986.

         "Lease" means an agreement evidencing the transfer of the right to possession and use of goods for a term in return for consideration, other than
(a) a sale on approval, return, or otherwise and (b) a retention or creation of a security interest except as a protective filing in the event the lease is construed under the UCC or other applicable law to create a security interest.

         "Lease Borrowing" means a Borrowing which is subject to the Leasing Sublimit and the Lease for which meets the eligibility requirements set forth on
Schedule 4.1.

         "Lease Collateral" means all Leases and related Collateral Documents offered as Collateral under the Credit Documents.

         "Leasing Sublimit" means, at any time, 30% of the total Commitments.

         "Lender Lien" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, and granted to, or created in favor of, Administrative Agent for the benefit of Lenders under the Credit Documents.

         "Lenders" means the financial institutions (including, without limitation, the entity which is Administrative Agent in respect of its share of Borrowings) named on Schedule 2 or on the most-recently-amended Schedule 2, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

         "Leverage Ratio" means, on any date of determination, the ratio of (a) Total-Adjusted Debt to (b) the sum of Parent's Net Worth plus the outstanding principal amount of Subordinated Debt.

         "LIBOR" means, for any day, the rate of interest per annum which is equal to the arithmetic mean of the rates appearing on the Reuters Screen LIBO Page as of 11:00 a.m. London time for that day for the offering by such institutions as are named therein to prime banks in the interbank dollar market in London, England, of One Million Dollar ($1,000,000) deposits in United States dollars for a one (1) month period. If Administrative Agent cannot determine that rate for any day, then LIBOR for that day shall be the rate that deposits in United States dollars in that amount and for that period are offered to the entity which is Administrative Agent at approximately 11:00 a.m., London time, on that day or, if that information is not reasonably available to Administrative Agent, on the next later day for which such information is so available. Administrative Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error. For purposes of this agreement and each Note, LIBOR shall fluctuate upward and downward automatically and concurrently with day-to-day changes in such arithmetic mean, and in the amount of the change.

         "LIBOR Borrowing" means any Borrowing that bears interest at LIBOR.

         "Lien" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (other than title of the lessor under an operating lease).

         "Litigation" means any action by or before any Governmental Authority.

         "Market Value" means, on any day for any Mortgage Loan or Commercial Loan at Administrative Agent's sole (but reasonably-exercised) discretion, the market value of that Mortgage Loan or Commercial Loan as determined by Administrative Agent based on the then-most recent posted net yield for Mortgage Loans or Commercial Loans of the same type and Coupon Rate furnished by FNMA and published and distributed by Telerate Mortgage Services, or, if such posted net yield is not available from Telerate Mortgage Services, upon the posted net yield stated by FNMA as determined by Administrative Agent or, for any Mortgage Loan or Commercial Loan not eligible for purchase by FNMA, upon the current net yield for Mortgage Loans or Commercial Loans of the same type and Coupon Rate as reasonably determined by Administrative Agent.

         "Material-Adverse Event" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) material impairment of (i) the ability of Parent, Co-Borrowers, or any Guarantor to perform any of its payment or other material obligations under any Credit Document or (ii) the ability of Administrative Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Credit Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered before the date of this agreement, (c) material and adverse impact on any Collateral, or (d) Event of Default.

         "Material Agreement" means, for any Person, any material written or oral agreement, contract, commitment, or understanding to which such Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, (a) that involves revenues to, or financial obligations of, any such Person in excess of 5% of Parent's Net Worth from time to time in the aggregate during any 12-month period and which is not cancelable by such Person upon 30 days or less notice without liability for further payment other than nominal penalty.

         "Maximum Amount" and "Maximum Rate" respectively mean, for any day and for any Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental Requirements, such Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligation.

         "Mortgage Collateral" means all Mortgage Loans and Commercial Loans and related Collateral Documents offered as Collateral under the Credit Documents.


                                                                Credit Agreement

         "Mortgage Loan" means a loan that is not a construction loan or Commercial Loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first-priority Lien (or second-priority Lien with respect to Second-Lien Borrowings) on residential-real property.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Governmental Requirements of any foreign country) to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         "Net Income" means, for any period and any Person, the amount that should, in accordance with GAAP, be reflected on that Person's income statement as net income (reflecting that Person's profit or loss after deducting its Tax expense).

         "Net Worth" means, for any Person, the sum of its stockholder's equity or other equity as determined under GAAP.

         "Note Payment Accounts" means the following non-interest bearing restricted checking accounts maintained with Administrative Agent separately for each Co-Borrower:

         o For ABC, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

         o For HAC, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

         o For ABL, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

which accounts are to be used for (a) Administrative Agent's deposits of proceeds of Borrowings and payments constituting the proceeds of principal from any Collateral (other than regular principal and interest payments on the Mortgage Collateral and Lease Collateral) of the particular Co-Borrower; (b) Administrative Agent's deposits of principal and interest payments for the repayment of Borrowings received from the particular Co-Borrower or for the particular Co-Borrower's account; and (c) only if and when no Event of Default exists unless Administrative Agent has declared in writing that is has been cured or waived, the particular Co-Borrower's withdrawal of proceeds of its Borrowings for the purposes permitted under this agreement and Administrative Agent's transfer from that Note Payment Account to that Co-Borrower's own account (or to a controlled disbursement account maintained by that Co-Borrower with Administrative Agent) or proceeds of sales or other dispositions of released Collateral for that Co-Borrower in excess of its Borrowings borrowed and then outstanding against that released Collateral. The Note Payment Accounts are (and shall continuously be) part of the Collateral for the Obligation. The Note Payment Accounts shall be subject to set off by Administrative Agent. Co-Borrowers shall not have any right to directly withdraw funds from any Note Payment Account, but instead those funds may be

                                                                Credit Agreement
withdrawn or paid out only against the order of any authorized officer of Administrative Agent, although under the circumstances described in clause (c) of the first sentence of this definition and subject to the conditions specified in that clause, Administrative Agent shall use diligent and reasonable efforts to cause Borrowings and excess Collateral proceeds that are received as therein described and that are deposited to the Note Payment Account before 3:00 p.m. on a Business Day to be transferred to an account on which the particular Co-Borrower does have withdrawal order authority on that same Business Day.

         "Notes" means the Warehouse Notes and the Swing Note

         "Obligation" means all (a) present and future indebtedness, obligations, and liabilities of Co-Borrowers or Parent to Administrative Agent or any Lender and related to any Credit Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by Parent or any Co-Borrower to any Lender or any Affiliate of any Lender who, in either case, is also a Rate-Protection Party under any Hedge Contract, (c) amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, and all renewals, extensions, and modifications of any of the foregoing, and (d) pre- and post-maturity interest on any of the foregoing, including, without limitation, all post-petition interest if Parent or any Co-Borrower voluntarily or involuntarily files for protection under any Debtor Law.

         "Organizational Documents" means, for any Person, the documents for its formation and organization, which, for example, for a (a) corporation are its corporate charter and bylaws, (b) for a partnership is its partnership agreement, (c) for a limited-liability company are its certificate of organization and regulations, and (d) for a trust is the trust agreement or indenture under which it is created.

         "Parent" means American Business Financial Services, Inc., a Delaware corporation.

         "Participant" is defined in Section 12.13.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Acquisition" means any Acquisition for which all of the following conditions are satisfied:

                  (a) No Default Condition will exist as a result of such Acquisition;

                  (b) The Acquisition is within the Companies' lines of business;

                  (c) At least 15 days before such Acquisition, subject to prescriptions under applicable securities laws and to non-disclosure obligations of the Administrative Agent and Lenders under Section 12.17(b), Co-Borrowers give to Administrative Agent and Lenders (A) a written description of the target entity and of its business and operations, (B) a written description of such Acquisition, which includes a reasonably-detailed calculation of (and description of the funding sources, if applicable, for) the total Investment involved, including all Debt for which the acquired

                                                                Credit Agreement

         Person is to remain obligated and what portion of it, if any, is to be guaranteed, assumed, or paid (through merger or otherwise) by any other Company, (C) a copy of the related purchase, merger, or other governing agreement, and (D) an Acquisition Compliance Certificate with respect to the Companies immediately before completion of such Acquisition;

                  (d) The total of all Investments involved in all Permitted Acquisitions (including, but without duplication, any Debt to be guaranteed, assumed, or paid by any Company other than Debt owed by the acquired Person for which no Company has any obligation whatsoever) during any fiscal year of the Companies does not cause the Leverage Ratio to exceed 4.0 to 1.0;

                  (e) The board of directors of the Person to be acquired has not notified any Company or Lender that it opposes the offer by any Company to acquire that Person and that opposition has not been withdrawn;

                  (f) If structured as a merger or consolidation, Section 8.5 is complied with; and

                  (g) Concurrently with and as a condition precedent to the closing of such Acquisition, Co-Borrowers shall (A) deliver to Administrative Agent all documents necessary to be in compliance with the applicable provisions of Section 4 (except to the extent of any exceptions in those provisions), (B) shall deliver to Administrative Agent and Lenders supplements or amendments to the schedules delivered under Section 6 that are required to make the disclosures in those schedules accurate after giving effect to such Acquisition, (C) obtain the prior written consent of Required Lenders as to the supplements or amendments to the schedules under clause (B) preceding, (D) deliver to Administrative Agent and Lenders an Acquisition Compliance Certificate with respect to the Companies immediately after giving effect to such Acquisition, and (E) deliver to Administrative Agent such other documents and take such action as Administrative Agent or any Lender may reasonably request in order to effect the provisions of the Credit Documents.

Notwithstanding the foregoing, the conditions set forth in clauses (c) and (g) above shall not need to be satisfied for any Acquisition to be a Permitted Acquisition provided the aggregate total purchase price for such Acquisitions in any fiscal year is less than $2,000,000.

         "Permitted Debt" is defined in Section 8.1.

         "Permitted Investments" is defined in Section 8.3.

         "Permitted Liens" is defined in Section 8.2.

         "Person" means any individual, entity, or Governmental Authority.

         "Potential Default" means any event's occurrence or any circumstance's existence that would -- upon any required notice, time lapse, or both -- become an Event of Default.

                                                                Credit Agreement

         "Principal Debt" means, at any time, the outstanding principal balance of all Borrowings.

         "Purchaser" is defined in Section 12.14.

         "Ratable Borrowing" means a Borrowing that is advanced by Lenders to a Co-Borrower in accordance with their Commitment Percentages.

         "Rate-Protection Exposure" means -- at any time and for any Hedge Contract described in clause (c) of the definition of Hedge Contract above -- the amount, if any, that would be payable to the Rate-Protection Party in that Hedge Contract for any "agreement value" as though that Hedge Contract were terminated at that time, in each case (a) calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions, and Provisions for SWAPS and (b) determined by Administrative Agent in good faith in reliance upon any information (including any information provided by that Rate-Protection Party) that Administrative Agent believes (with no obligation to verify accuracy) to be accurate.

         "Rate-Protection Party" means, at any time, any party that has entered into a Hedge Contract with Parent or any Co-Borrower that could give rise to Rate-Protection Exposure.

         "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221.

         "Release Request" means a Release Request executed and delivered by a Responsible Officer of Co-Borrowers to Administrative Agent in substantially the form of Exhibit C-6.

         "Representatives" means representatives, officers, directors, employees, attorneys, and agents.

         "Required Lenders" means, at any time, any combination of Lenders whose
(a) Termination Percentages total at least 66 2/3% at any time on or after the Termination Date, or (b) Commitment Percentages total at least 66 2/3% at all other times.

         "Responsible Officer" means (a) the chairman, president, chief executive officer, any vice president, or chief financial officer of Co-Borrowers and Parent to the extent that such officer's name, title, and signature have been certified to Administrative Agent by the secretary or an assistant secretary of Co-Borrowers and Parent, or (b) any other officer designated as a "Responsible Officer" in writing to Administrative Agent by any officer in clause (a) preceding.

         "Rights" means rights, remedies, powers, privileges, and benefits.

         "Seasoned Borrowing" means a Borrowing which is subject to the Seasoned Sublimit and the Mortgage Loan, Commercial Loan, or Lease for which meets the eligibility requirements set forth on Schedule 4.1.

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

         "Seasoned Lease" means, at any time, either (a) a Lease for which the Collateral Documents have been included in the Borrowing Base for more than 270 days, or (b) except for the Leases identified on Schedule 1, any Lease which is initially included in the Borrowing Base more than 270 days following its date of origination.

         "Seasoned Loan" means, at any time, either (a) a Mortgage Loan or Commercial Loan for which the Collateral Documents have been included in the Borrowing Base for more than 270 days, or (b) a Mortgage Loan or Commercial Loan which is initially included in the Borrowing Base more than 270 days following its date of origination.

         "Seasoned Sublimit" means, at any time, 25% of the total Commitments.

         "Second-Lien Borrowing" means a Borrowing which is subject to the Second-Lien Sublimit and the Commercial Loan or Mortgage Loan for which meets the eligibility requirements set forth on Schedule 4.1.

         "Second-Lien Sublimit" means, at any time, 35% of the total
Commitments.

         "Security Agreement" means the Security Agreement in substantially the form of Exhibit C-1.

         "Shipping Period" means 45 calendar days for the Collateral Documents for any Mortgage Loan, Commercial Loan, or Lease shipped to or for an investor under Section 4.5.

         "Shipping Request" means a Shipping Request executed and delivered by a Responsible Officer of Co-Borrowers to Administrative Agent in substantially the form of Exhibit C-3.

         "Stated-Termination Date" means July 31, 1999.

         "Subordinated Debt" is defined in Section 8.1(h).

         "Subsidiary" of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person. Unless otherwise specified or the context otherwise requires, "Subsidiary" refers to a Subsidiary of Parent.

         "Swing Borrowing" means a Borrowing that is advanced by Administrative Agent to any Co-Borrower under the Swing Sublimit.

         "Swing Note" means a promissory note executed and delivered by Co-Borrowers, payable to the order of Administrative Agent, in the stated principal amount of the Swing Sublimit, and substantially in the form of Exhibit A-2.

         "Swing Sublimit" means $30,000,000.

         "Take-Out Commitment" means a binding commitment from an investor to purchase Mortgage Collateral or Lease Collateral, acceptable in form and substance to Administrative Agent, in favor of a Co-Borrower, with respect to which there is be no condition which cannot be reasonably anticipated to be satisfied or complied with before its expiration.

         "Tangible Net Worth" means, at any time, the sum (without duplication) of (a) Parent's Net Worth, minus (b) treasury stock, minus (c) any surplus resulting from the write-up of assets, minus (d) goodwill, including, without limitation, any amounts representing the excess of the purchase price paid for acquired assets, stock, or interests over the book value assigned to them, minus
(e) patents, trademarks, service marks, trade names, and copyrights, minus (f) other intangible assets, plus (g) to the extent already deducted under clauses
(b) through (f) above, receivables or Investments consisting of the excess spread relating to the Companies' asset securitizations, plus (h) to the extent already deducted under clauses (b) through (f) above, mortgage servicing rights retained or obtained in connection with the Companies' asset securitizations.

         "Taxes" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

         "Termination Date" means the earlier of either (a) the Stated-Termination Date, or (b) the date that Lenders' commitments under this agreement are fully canceled or terminated.

         "Termination Percentage" means -- at any time for any Lender -- the proportion (stated as a percentage) that its Principal Debt bears to the total Principal Debt.

         "Total-Adjusted Debt" means, on any date of determination, Parent's total Debt minus the Subordinated Debt, minus (b) obligations under repurchase agreements, minus (c) obligations under escrow-arbitrage facilities.

         "Trust Receipt" means a Trust Receipt and Agreement executed and delivered by Co-Borrowers to Administrative Agent in substantially the form of Exhibit C-5.

         "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

         "VA" means the Department of Veteran's Affairs.

         "Warehouse Note" means a promissory note executed and delivered by Co-Borrowers, jointly and severally, payable to a Lender's order, in the stated principal amount of that Lender's Commitment, and substantially in the form of Exhibit A-1.

         "Wet Borrowing" means a Borrowing for which all of the Collateral Documents have not been delivered to Administrative Agent in accordance with
Section 4.3.

         "Wet Period" means five Business Days.

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

         "Wet Sublimit" means, at any time, a percentage of the total Commitments, which percentage is (a) 25% for the first four and last three Business Days of each Calendar Month, and (b) 15% at all other times.

         "Wire Instructions" means, for any Person, the information for wire transfers of funds to that Person, which (until changed by written notice to all other parties to this agreement) are stated for Co-Borrowers, Administrative Agent, and each Lender, beside their names on Schedule 2.

         1.2 Time References. Unless otherwise specified, in the Credit Documents (a) time references (e.g., 10:00 a.m.) are to time in Houston, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including," and the word "to" or "until" means "to but excluding."

         1.3 Other References. Unless otherwise specified, in the Credit Documents (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Credit Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including, without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items as being limited to the same type or character of those specific items is not applicable,
(h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Credit Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.4 Accounting Principles. Unless otherwise specified, in the Credit Documents (a) GAAP in effect on this date determines all accounting and financial terms and compliance with financial covenants, (b) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and
(c) while Parent has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2. BORROWING PROVISIONS.

         2.1 Commitments. Subject to the limitations below and other provisions of the Credit Documents and on Business Days before the Termination Date, each Lender severally agrees to provide its Commitment Percentage of Borrowings (except for Administrative Agent in respect of Swing Borrowings) so long as, in each case, no Borrowing may be disbursed for less than $100,000 or that would cause any of the following applicable limitations to be exceeded, which limitations must be read together and are not mutually exclusive:


                                                                Credit Agreement

         o The total Principal Debt may never exceed the lesser of either (a) the total Commitments or (b) the total Borrowing Base.

         o The total Principal Debt of all Swing Borrowings may never exceed the Swing Sublimit.

         o The total Principal Debt of Wet Borrowings may never exceed the Wet Sublimit.

         o The total Principal Debt of Second-Lien Borrowings may never exceed the Second-Lien Sublimit.

         o The total Principal Debt of Seasoned Borrowings may never exceed the lesser of either (i) the Seasoned Sublimit, or (ii) the portion of the Borrowing Base attributable to Eligible-Seasoned Loans and Eligible-Seasoned Leases.

         o The total Principal Debt of Commercial Loan Borrowings may never exceed the lesser of either (i) the Commercial Loan Sublimit, or (ii) the portion of the Borrowing Base attributable to Eligible-Commercial Loans.

         o The total Principal Debt of Lease Borrowings and Seasoned Borrowings attributable to Seasoned Leases may never exceed the lesser of either (i) the Lease Sublimit, or (ii) the portion of the Borrowing Base attributable to Leases and Seasoned Leases.


         o The Principal Debt of Borrowings funded to and actually received and used by a Co-Borrower may not exceed the Borrowing Base attributable to the Collateral owned by such Co-Borrower.

         o Except for Administrative Agent in respect of Swing Borrowings, no Lender's direct or indirect portion of the Principal Debt under this Section may sever exceed either its Commitment or its Commitment Percentage.

         2.2 Borrowing Request. Co-Borrowers may only request a Borrowing by timely delivering to Administrative Agent a Collateral-Delivery Notice and required Collateral Documents under Section 4.3 and by delivering to Administrative Agent a Borrowing Request for the Borrowing before 12:00 a.m. on the applicable Borrowing Date for a Base-Rate Borrowing or a LIBOR Borrowing or the third Business Day before the Borrowing Date for a Fixed-Rate Borrowing. Unless otherwise indicated on the Borrowing Request, any Borrowing will be funded as a LIBOR Borrowing. A Borrowing Request is irrevocable and binding on Co-Borrowers when delivered. Administrative Agent shall use its best efforts to promptly -- but at least by 1:00 p.m. on the day it timely receives a Borrowing Request for a Ratable Borrowing -- send a copy of it to each Lender by fax and confirm it by telephone.

         2.3 Fundings.

             (a) Remittance by Lenders. Each Lender shall remit its Commitment Percentage of any Ratable Borrowing requested in a Borrowing Request to Administrative Agent's principal




                                                                Credit Agreement
         office in Houston, Texas, by wire transfer according to Administrative Agent's Wire Instructions, in funds that are available for immediate use by Administrative Agent, by 2:00 p.m. on the Borrowing Date.

             (b) Funding by Administrative Agent. Subject to receipt of those funds, Administrative Agent shall (i) for a Borrowing under an Agent's Request, treat those funds as a payment by Co-Borrowers on the Principal Debt of Swing Borrowings, and (ii) for any other Borrowing on the Borrowing Date -- unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Co-Borrowers or waived by the requisite Lenders -- either deposit those funds into the applicable Note Payment Account for a Dry Borrowing, or wire transfer those funds in accordance with the Borrowing Request for a Wet Borrowing.

             (c) Non-remittance under Borrowing Request. Absent contrary written notice from a Lender received by Administrative Agent by 3:00 p.m. on the Borrowing Date, Administrative Agent may assume that each Lender has made its Commitment Percentage of a Ratable Borrowing under a Borrowing Request available to Administrative Agent on the Borrowing Date and may -- but is not obligated to -- make available to Co-Borrowers a corresponding amount. If a Lender fails to make its Commitment Percentage of that Borrowing available to Administrative Agent on the Borrowing Date -- whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise -- then Administrative Agent may recover that amount on demand (i) from that Lender, together with interest at the Fed-Funds Rate, during the period from the Borrowing Date to the date Administrative Agent recovers that amount from that Lender, which payment is then deemed to be that Lender's Commitment Percentage of that Borrowing, or (ii) if that Lender fails to pay that amount upon demand, then from Co-Borrowers, if applicable, together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing during the period from the Borrowing Date to the date Administrative Agent recovers that amount from Co-Borrowers. Notwithstanding these provisions, each Lender remains obligated to lend its Commitment Percentage of that Borrowing, assumes the credit risk for that amount when that Borrowing is made available to or for Co-Borrowers, and, after Administrative Agent has recovered the amount of interest provided for in clause (i) above, is entitled to interest on that amount from the Borrowing Date.

             (d) Non-remittance under Agent's Request. If a Lender fails to make its Commitment Percentage of a Ratable Borrowing under an Agent's Request available to Administrative Agent on its Borrowing Date, then -- without acquiescing in that Lender's default or waiving any Rights Administrative Agent has against that Lender -- by 10:00 a.m. on the next Business Day, Administrative Agent shall notify Co-Borrowers of the amount of Principal Debt of Swing Borrowings that remains.

             (e) Other Lenders. Although no Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Ratable Borrowing, that failure does not excuse any other Lender from making its Commitment Percentage of that Borrowing.


                                                                Credit Agreement

                  (f) Agent's Request. On any Business Day on which there are Swing Borrowings outstanding, Administrative Agent may -- but at least once every five Business Days when those circumstances exist, Administrative Agent shall (without any liability for failing to) -- unilaterally request a Ratable Borrowing under this Section 2.3, that is (i) to be made in the amount of the Principal Debt of Swing Borrowings outstanding on the date of such request, (ii) to be advanced on the Business Day following such request, and (iii) to be made as a Base-Rate Borrowing. That Ratable Borrowing is for the account of Co-Borrowers, but does not require any Co-Borrower's joinder or other action. Administrative Agent shall fax that request (an "Agent's Request") to each Lender and Co-Borrowers and confirm it by telephone by 2:00 p.m. on the Borrowing Date for the requested Ratable Borrowing. When so made, an Agent's Request irrevocably binds Co-Borrowers.

         2.4 Wet Borrowings. The conditions and procedures of Section 2.2 and
Section 2.3 apply to Wet Borrowings, except as follows:

                  (a) Collateral Documents. A Wet Borrowing may be funded before delivery to Administrative Agent of all of the required Collateral Documents for the eligible Collateral supporting that Wet Borrowing. The Collateral-Delivery Notice delivered to Administrative Agent for a Wet Borrowing may be sent to Administrative Agent by fax but must identify and describe each Mortgage Loan, Commercial Loan, or Lease that supports that Wet Borrowing and the amount of the Borrowing Base applicable to it. By delivering the Collateral-Delivery Notice, Co-Borrowers confirm their grant under this agreement of Lender Liens -- from the Borrowing Date for each Wet Borrowing -- on each Collateral Document offered as Collateral in that Collateral-Delivery Notice that is perfected subject to the delivery of the related promissory notes and lease document for those Mortgage Loans, Commercial Loans, and Leases to Administrative Agent or its bailee.

                  (b) Funding by Administrative Agent. Administrative Agent shall make the funds available to Co-Borrowers by 3:00 p.m. on the Borrowing Date by wire transferring these funds in accordance with the Borrowing Request or by depositing these funds into the applicable Note Payment Account.

         2.5 Swing Borrowing Procedures. The conditions and procedures of
Section 2.2, Section 2.3, and Section 2.4 apply to Swing Borrowings except as follows:

                  (a) Borrowing Request. The Borrowing Request for a Swing Borrowing must be delivered to Administrative Agent by 3:00 p.m. on the Borrowing Date and may not request a Base-Rate Borrowing or Fixed-Rate Borrowing.

                  (b) Election by Administrative Agent. Administrative Agent shall then elect in its sole discretion whether to loan that Swing Borrowing. If Administrative Agent elects to loan that Swing Borrowing, then it shall follow the funding procedures that are applicable under Sections 2.2, 2.3, and 2.4.


                                                                Credit Agreement

                  (c) Participations. Immediately upon Administrative Agent's funding a Swing Borrowing, Administrative Agent is deemed to have sold and transferred to each other Lender -- and each other Lender is deemed irrevocably and unconditionally to have purchased and received from Administrative Agent -- without recourse or warranty, an undivided interest and participation in that Swing Borrowing to the extent of that Lender's Commitment Percentage of the amount of it, which participation must be paid for on demand by Administrative Agent.

         2.6 Increases and Terminations.

                  (a) Increases up to $150,000,000. Co-Borrowers may from time to time request any one or more Lenders to increase their respective Commitments or other financial institutions first approved by Administrative Agent to agree to a Commitment so that the total Commitments may be increased to no more than $150,000,000. That increase must be effected by an amendment to this agreement in the form attached hereto as Exhibit G that is executed by the Companies, Administrative Agent and the one or more Lenders who have agreed to increase their Commitments or new Lenders who have agreed to new Commitments. Co-Borrowers shall execute and deliver to each such Lender a Warehouse Note in the stated amount of its new Commitment. No Lender is obligated to increase its Commitment under any circumstances, and no Lender's Commitment may be increased except by its execution of an amendment to this agreement in the form of Exhibit G. Each new Lender providing such additional Commitment shall be a "Lender" hereunder, entitled to the rights and benefits, and subject to the duties, of a Lender under the Credit Documents. All amounts advanced hereunder pursuant to any such additional Commitment shall be secured by the Collateral on a pari passu basis with all other amounts advanced hereunder. In the event the total Commitments are increased, Co-Borrowers shall execute a new Warehouse Note in favor of the Lender extending such additional Commitment in a stated amount of its new Commitment and shall notify each Lender in writing of such additional Commitment. In such case, each Lender's Commitment Percentage shall be recalculated to reflect the new proportionate share of the revised total Commitments and the Lender responsible for the additional Commitment shall, immediately upon receiving notice from Administrative Agent, pay to each Lender an amount equal to its pro rata share of the Borrowings outstanding as of such date. All such payments shall reduce the outstanding principal balance of the Note of each Lender receiving such payments and shall represent Borrowings to Co-Borrowers under the purchasing Lender's Warehouse Note. The purchasing Lender shall be entitled to share ratably in interest accruing on the balances purchased, at the rates provided herein for such balances, from and after the date of purchase. All new Borrowings occurring after an increase of the total Commitments shall be funded in accordance with each Lender's revised Commitment Percentage.

                  (b) Termination of a Lender. After giving written and irrevocable notice to Agent and each Lender at least three Business Days before the effective date of any termination, Co-Borrowers may fully terminate any Lender's Commitment before the Stated-Termination Date. Also, a Lender may agree to a partial termination of its Commitment before the Stated-Termination Date by executing an amendment under Section 12.10. A full or partial termination under this clause (a) may occur on one or more occasions but may only occur if (i) no Event of Default or


                                                                Credit Agreement

         Potential Default exists unless otherwise consented to by Lenders (other than the terminating Lender), whose Termination Percentages total at least 51%, and (ii) such termination requires (A) no full or partial termination of any other Lender's Commitment, (B) a mandatory prepayment under Section 3.4 on the effective date of the termination,
         (C) payment of any related Funding Loss, and (D) no other premium or penalty. All fees under Sections 3.14(b) and (c) cease to accrue in respect of the portion of the Commitment so terminated effective as of the date the termination is effective. Notwithstanding the termination of any Lender's Commitment, the rights of such Lender under Sections 3.10, 7.6 and 7.10 shall continue as to any portion of the Obligation which remains owing to such Lender and for any period of time prior to such date of termination.

                  (c) Terminations of all Lenders. After giving written and irrevocable notice to Administrative Agent and each Lender at least three Business Days before the effective date of any termination, Co-Borrowers may fully or partially terminate the Commitments. A termination under this clause (b) (i) if partial, (A) must be at least $10,000,000 and an integral of $5,000,000, (B) must be ratable for each Lender according to its Commitment Percentage, (C) requires a mandatory prepayment under Section 3.4 on the effective date of termination, and
         (D) requires no other premium or penalty, or (ii) if full, requires (A) a mandatory prepayment under Section 3.4 on the effective date of the termination, and (B) no other premium or penalty.

                  (e) Termination Date. The total Commitments automatically terminate on the Termination Date.

                  (e) Reinstatement. Once terminated, no part of any commitment or agreement to extend credit under this agreement may be reinstated except by an amendment to this agreement under Section 12.10.

         2.7 Multiple Borrowers.

                  (a) Co-Borrowers. Each representation and warranty in the Credit Documents by any Co-Borrower is deemed to be its separate representation and warranty and the joint and several representation and warranty of each other Co-Borrower, and vice versa. Each covenant and agreement by any Co-Borrower under the Credit Documents is deemed to be its separate covenant and agreement and the joint and several covenant and agreement of each other Co-Borrower, and vice versa. Any communication under the Credit Documents to any Co-Borrower is deemed to have been concurrently received by each other Co-Borrower, and vice versa.

                  (b) Basis for Structure. Co-Borrowers desire to utilize their borrowing potential on a combined basis to the same extent possible if they were merged into a single-corporate entity. Each Co-Borrower has determined that it will specifically and materially benefit from all Borrowings. Each Co-Borrower intends, and Lenders have required, that each Co-Borrower execute and deliver this agreement, the Notes, and certain other Credit Documents. Each Co-Borrower has requested and bargained for the structure and terms of, and security for, Borrowings.


                                                                Credit Agreement

                  (c) Joint and Several Obligation. Each Co-Borrower irrevocably and unconditionally agrees (i) that it is jointly and severally liable to Administrative Agent and Lenders for full payment and performance of the Obligation and all obligations of Co-Borrowers under the Credit Documents, (ii) to fully pay and perform the Obligation and all of those obligations of Co-Borrowers, and (iii) to Indemnify, as a Primary Obligor, Administrative Agent and Each Lender for and Against Any Loss That Administrative Agent or Any Lender Incurs as a Result of Any Obligations or Borrowings Being or Becoming Void, Voidable, Unenforceable, or Ineffective for Any Reason Whatsoever (Whether Known to Administrative Agent, Any Lender, or Any Other Person) the Amount of That Loss Being the Amount Which Administrative Agent or That Lender, as the Case May Be, Would Otherwise Have Been Entitled to Recover from Any Co-borrower. This Indemnity Survives the Payment and Performance of the Obligation and Termination of the Credit Documents.

                  (d) Contribution Rights. Each Co-Borrower intends that its obligations under the Credit Documents are not subject to challenge on any basis. Therefore, as of the date any transfer is deemed to occur under the Credit Documents, each Co-Borrower's liabilities under the Credit Documents and all other liabilities -- calculated in each case to the full extent of their probable-net exposure when and if those liabilities become absolute and mature (i.e., "dated liabilities") -- are intended by them to be less than the fair valuation of all of its assets as of that date (i.e., its "dated assets"). To that end, each Co-Borrower (i) grants to and recognizes in the others ratable Rights of subrogation and contribution in the amount, if any, by which the granting party's dated assets (but for the total subrogation and contribution in its favor under this section) would exceed the granting party's dated liabilities, and (ii) acknowledges receipt of and recognizes its ratable Rights to subrogation and contribution from each other Co-Borrower in the amount that the other Co-Borrower's dated assets (but for the total subrogation and contribution in its favor under this section) would exceed the other Co-Borrower's dated liabilities. Each Co-Borrower will recognize Rights of subrogation and contribution at least equal to its obligations under the Credit Documents. It is a material objective of this section that each Co-Borrower recognize Rights to subrogation and contribution rather than be deemed insolvent by reason of an arbitrary interpretation of its obligations under the Credit Documents.

SECTION 3. PAYMENT TERMS.

         3.1 Notes. The Principal Debt and interest on it are evidenced by the Notes. Notwithstanding any sale of participating interests under Section 12.13 or any contrary notice, other than an Assignment and Assumption Agreement, Co-Borrowers and Administrative Agent may deem and treat each Lender as the absolute owner of its respective Note or Notes for all purposes.

         3.2 Payment Procedures.

                  (a) Payments. Co-Borrowers shall make each payment and prepayment on the Obligation to Administrative


                                                                Credit Agreement

         Agent, on behalf of Lenders, in accordance with Administrative Agent's Wire Instructions, in funds that are available for immediate use by Administrative Agent. Payments that are received by 1:00 p.m. on a Business Day are deemed received on that Business Day. Payments that are received after 1:00 p.m. on a Business Day are deemed received on the next Business Day. Subject to Section 3.7(f), applicable interest continues to accrue through the calendar day immediately before the Business Day on which a payment is deemed received. No Lender directly invoices Co-Borrowers for (and only Administrative Agent invoices Co-Borrowers for) interest under the Credit Documents.

                  (b) Distributions. When received under clause (a) above, Administrative Agent shall distribute each payment to each Lender, in accordance with Section 3.5 and each Lender's Wire Instructions, reasonably promptly after receipt, but by no later than 3:30 p.m. on the Business Day that payment is deemed to be received by Administrative Agent under clause (a) above. If Administrative Agent fails to distribute any payment to any Lender as required by this clause, then Administrative Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at an annual interest rate equal from day to day to the Fed-Funds Rate.

         3.3 Scheduled Payments. Unless otherwise provided in this agreement, Co-Borrowers shall pay the Obligation in accordance with the following table:


================================================================================
Obligation                                        Payable
================================================================================
Interest on each Fixed-Rate           As it accrues on (a) the last
Borrowing except at the Default       day of that Borrowing's Interest Period
Rate                                  and -- if that Interest Period is
                                      longer than three months --
                                      90 days after its first day
                                      and each 90 days after that,
                                      and (b) on the Termination
                                      Date.

--------------------------------------------------------------------------------

Interest on each Base-Rate            On (a) the 15th day of each Calendar
Borrowing or LIBOR                    Month as it accrued on the last
Borrowing except at the Default       day of the preceding Calendar
Rate                                  Month and (b) on the Termination
                                      Date.

--------------------------------------------------------------------------------

Interest at the Default Rate          On demand as it accrues.

--------------------------------------------------------------------------------

Principal of Swing Borrowings         On demand

================================================================================

         3.4 Prepayments.

                  (a) Commitment Termination. On the effective date of any (i) termination of a Lender's Commitment under Section 2.6(b), Co-Borrowers shall pay to Administrative Agent for that Lender the Obligation owed to that Lender, (ii) partial termination of the Commitments under
         Section 2.6(c), Co-Borrowers shall pay to Administrative Agent for Lenders the amount that the Principal Debt exceeds the reduced total Commitments, together with accrued and unpaid interest on such excess, all accrued fees, if any, and any related Funding Loss, and (iii) full termination of the Commitments under Section 2.6(c) or Section 2.6(d), Co-Borrowers shall prepay the full Obligation.

                                                                Credit Agreement

                  (b) Borrowing Excess. Co-Borrowers shall, on demand when any Borrowing Excess exists, prepay the appropriate Principal Debt (together with any related Funding Loss) or take any other actions in accordance with this agreement necessary to eliminate the Borrowing Excess and any accrued unpaid interest thereon.

                  (c) Voluntary Prepayments. Co-Borrowers may otherwise voluntarily prepay any of the Obligation at any time without premium or penalty, but with any applicable Funding Loss and accrued unpaid interest on any such portion of the Obligation being prepaid.

         3.5 Order of Application. All payments and proceeds (whether voluntary, involuntary, through the exercise of any Right of set-off or other Right, realization against any Collateral, or otherwise) shall be applied in the following order:

                  (a) No Event of Default. While no Event of Default exists, (i) all payments of regularly scheduled interest shall be applied to accrued and unpaid interest on the Obligation, payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders, (ii) all payments and proceeds from the sale or other disposition of Collateral shall be applied to the Principal Debt for the applicable Borrowing-Purpose Category, applied first against the then-outstanding Swing Borrowings (in each case payable solely to Administrative Agent, which Administrative Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under Section 2.5(c)) and then to non-Swing Borrowings, payable ratably to each Lender in accordance with its Commitment Percentage, and (iii) all other payments and proceeds shall be applied as Co-Borrowers direct, except that principal payments must always be applied first to Swing Borrowings (in each case payable solely to Administrative Agent, which Administrative Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under Section 2.5(c)) before being applied to non-Swing Borrowings (in each case payable ratably to each Lender in accordance with its Commitment Percentage). Administrative Agent may, to the extent possible, rearrange the order of application of payments and proceeds against Principal Debt to avoid the application of any Funding Loss.

                  (b) Event of Default. While an Event of Default exists, to:

                           (i) all costs and expenses incurred by Administrative
                  Agent in connection with its duties under the Credit Documents -- including, without limitation, reasonable fees and expenses paid by Administrative Agent to any servicing companies reasonably and necessarily retained by Administrative Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to Administrative Agent -- that have not been reimbursed by Lenders, together with interest at the Default Rate, payable solely to Administrative Agent;


                                                                Credit Agreement

                           (ii) all costs and expenses incurred by any Lender in
                  connection with the Credit Documents that are reimbursable to it under the Credit Documents, and all amounts paid by that Lender to Administrative Agent as a reimbursement to it of costs and expenses incurred by Administrative Agent in connection with its duties under the Credit Documents, together with interest at the Default Rate -- payable ratably to Lenders in the proportion that each Lender's share of those costs and expenses bears to the total of those costs and expenses for all Lenders;

                           (iii) accrued and unpaid interest on the Obligation,
                  payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders;

                           (iv) Principal Debt of Swing Borrowings -- in each
                  case payable solely to Administrative Agent, which Administrative Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under Section 2.5(c);

                           (v) Principal Debt of non-Swing Borrowings, payable
                  ratably to each Lender in accordance with its Termination Percentage (except as the order may be rearranged by Administrative Agent to the extent possible to avoid the application of any Funding Loss;

                           (vi) all other portions of the Obligation, payable
                  ratably to Lenders and their Affiliates in the proportion that each Lender's or Lender's Affiliate's share of those amounts bears to the total of those amounts for all Lenders and their Affiliates; and

                           (vii) either (i) to Co-Borrowers or to their
                  successors or assigns on their behalf, to be divided between them as they may agree, or (ii) as a court of competent jurisdiction may direct.

         3.6 Sharing. If any Lender obtains any amount (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under Section 10.3) that exceeds the portion of that amount to which it is otherwise entitled under the Credit Documents, then that Lender shall purchase from the other Lenders participations that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Credit Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participations in it is automatically rescinded and the purchase price is restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this section may, to the extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Co-Borrowers in the amount of that participation.

                                                                Credit Agreement

         3.7 Interest Rates.

                  (a) Non-Default Rate. Subject to clause (b) below, all Principal Debt bears an annual interest rate equal to the lesser of either the Maximum Rate or the rate applicable in the following table:

================================================================================
               Principal Debt                                       Rate
================================================================================

Average-Principal Debt of all Borrowings      Applicable-Covered Rate
(other than Fixed Rate Borrowings) owed
to any Lender during any Calendar Month
that does not exceed the Average-Eligible
Balances with that Lender for that
Calendar Month

--------------------------------------------------------------------------------

Average-Principal Debt of all Borrowings      For LIBOR Borrowings, Average-
owed to any Lender during any Calendar        Adjusted-LIBOR for that Calendar
Month and not bearing interest under          Month
the above section of this table               ----------------------------------
                                              For Base-Rate Borrowings, the
                                              Average-Adjusted-Base Rate for
                                              that Calendar Month
                                              ----------------------------------
                                              For each Fixed-Rate Borrowing, the
                                              Fixed Rate applicable to its
                                              Interest Period

================================================================================

                  (b) Default Rate. All past-due Principal Debt and past-due interest on it bears interest at the Default Rate from the date due (stated or by acceleration) until paid, whether or not payment is before or after entry of a judgment.

                  (c) Rate Changes. Each change in the Base Rate, LIBOR, the Fed-Funds Rate, and the Maximum Rate is effective upon the effective date of change without notice to Co-Borrowers or any other Person.

                  (d) Calculations. Interest is calculated on the basis of actual days (including the first but excluding the last) over a 360-day year, unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest is calculated on the basis of the actual days in that year. All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

                  (e) Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate. However, any subsequent reductions in the designated interest rate shall not become effective until the total amount of accrued interest equals the amount of interest that would have accrued if that designated interest rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated interest rates had always been in effect, then, at that time and to the extent permitted by Governmental Requirements, Co-Borrowers shall pay an amount equal to the

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

         difference of (i) the lesser of either the amount of interest that would have accrued if the designated interest rates had always been in effect, or the amount of interest that would have accrued if the Maximum Rate had always been in effect, minus (ii) the amount of interest actually paid or accrued on the Notes.

                  (f) Maximum Rate. Regardless of any Credit Document provision, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any of the Obligation, any amount in excess of the Maximum Rate. If a Lender ever does so, then any excess is treated as a partial prepayment of principal, and any remaining excess shall be refunded to Co-Borrowers promptly after determination. In determining if the interest paid or payable exceeds the Maximum Rate, Co-Borrowers and Lenders shall, to the extent lawful (i) treat all Borrowings as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (iii) exclude voluntary prepayments and their effects, and
         (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the full-contemplated term of the Obligation. However, if the Obligation is paid in full before the end of that full-contemplated term and the interest received for the Obligation's actual period of existence exceeds the Maximum Amount, then Lenders shall promptly refund any excess without being subject to any penalties provided by any Governmental Requirements. If Texas Governmental Requirements are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Texas Revised Civil Statutes, as amended. Chapter 15, Subtitle 79, Texas Revised Civil Statutes, 1925 (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

         3.8 Interest Periods. When any Co-Borrower requests any Fixed-Rate Borrowing, it may elect the applicable interest period (each an "Interest Period") -- which may be either 7 days, 14 days, or one, two, three, or six months at its option or such other period as it and Administrative Agent may agree (after first obtaining approval of all Lenders) -- subject to the following conditions: (a) the initial Interest Period commences on the applicable Borrowing Date and each subsequent applicable Interest Period commences on the day when the next preceding applicable Interest Period expires;
(b) if any Interest Period (other than an Interest Period consisting of either 7 or 14 days) begins on a day for which no numerically corresponding Business Day in the Calendar Month at the end of that Interest Period exists, then that Interest Period ends on the last Business Day of such Calendar Month; (c) if an Interest Period would otherwise not end on a Business Day, it shall end on the immediately succeeding Business Day unless such succeeding Business Day is in the next Calendar Month in which case such Interest Period shall end on the immediately preceding Business Day; (d) no Interest Period for any portion of the Obligation may extend beyond the scheduled repayment date for that portion of the Obligation; and (e) no more than four Interest Periods may be in effect at any time.

         3.9 Basis Unavailable or Inadequate for LIBOR. If, on or before any date when LIBOR is to be determined for either a LIBOR Borrowing or a Fixed-Rate Borrowing, Administrative Agent or any Lender (upon notice to Administrative Agent) reasonably determines that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost any Lender of making or converting Borrowings at that rate (and, if applicable, for the applicable Interest Period), then


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

Administrative Agent shall promptly notify Co-Borrowers and Lenders of that determination (which is conclusive and binding on Co-Borrowers, absent manifest error), and that Borrowing shall be a Base-Rate Borrowing. Until Administrative Agent notifies Co-Borrowers and Lenders that it or the notifying Lender (upon notice to Administrative Agent) has determined that those circumstances no longer exist (which it shall promptly do), then Lenders' commitments under this agreement to make LIBOR Borrowings and Fixed-Rate Borrowings are suspended.

         3.10 Additional Costs. This section survives the full satisfaction of the Obligation, termination of the Credit Documents, and release of Lender Liens.

                  (a) For any LIBOR Borrowing or Fixed-Rate Borrowing, if (i)
         (A) any change after the date of this agreement in any present or future Governmental Requirement (and, for purposes of this Section 3.10, Governmental Requirement includes interpretations and guidelines of any Governmental Authority, whether or not having the force of law) or any future Governmental Requirement imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Governmental Authority results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained, (B) those reserves reduce any sums receivable by any Lender under this agreement or increase the costs incurred by any Lender in advancing or maintaining any portion of any LIBOR Borrowing or Fixed-Rate Borrowing, and (C) that Lender determines that the reduction or increase is material (and it may, in determining the material nature of the reduction or increase, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Administrative Agent) shall deliver to Co-Borrowers a certificate, within one (1) year of any such change, stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Co-Borrowers shall pay that amount to that Lender within ten days after demand.

                  (b) If (i) (A) any change after the date of this agreement in any present or future Governmental Requirement regarding capital adequacy or compliance by any Lender with any request, directive, or requirement now or in the future imposed by any Governmental Authority regarding capital adequacy or any change in the risk category of this transaction reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the material nature of the reduction, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then
         (ii) that Lender (through Administrative Agent) shall deliver to Co-Borrowers a certificate, within one (1) year of any such change, stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction (which certificate is conclusive and binding absent manifest error), and Co-Borrowers shall pay that amount to that Lender within ten days after demand.

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

                  (c) Any Taxes payable by Administrative Agent or any Lender or ruled (by a Governmental Authority) payable by Administrative Agent or any Lender in respect of any Credit Document shall -- if permitted by Governmental Requirement and if deemed material by Administrative Agent or that Lender (who may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method) -- be paid by Co-Borrowers, together with interest and penalties, if any (except for Taxes payable on the overall Net Income of Administrative Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or any Lender). Administrative Agent or that Lender (through Administrative Agent) shall notify Co-Borrowers and deliver to Co-Borrowers a certificate stating in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Co-Borrowers shall pay that amount to Administrative Agent for the account of Administrative Agent or that Lender, as the case may be, within ten days after demand. If Administrative Agent or that Lender subsequently receives a refund of the Taxes paid to it by Co-Borrowers, then the recipient shall promptly pay the refund to Co-Borrowers.

                  (d) Notwithstanding anything to the contrary in Section 10, any breach of Section 9.1 or Section 9.2 arising solely as a result of payments made to any Lender pursuant to this Section 3.10 shall not be deemed to be an Event of Default.

         3.11 Change in Governmental Requirements. If any change, after the date of this agreement, in any present or future Governmental Requirement makes it unlawful for any Lender to make or maintain LIBOR Borrowings or Fixed-Rate Borrowings, then that Lender shall promptly notify Administrative Agent, who shall promptly notify Co-Borrowers and (a) as to undisbursed funds, any requested Borrowing shall be made as a Base-Rate Borrowing, (b) as to any outstanding Borrowing (i) if maintaining that Borrowing as a LIBOR Borrowing or Fixed-Rate Borrowing is unlawful, that Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, or (ii) if maintaining that Borrowing as a LIBOR Borrowing or Fixed-Rate Borrowing is not unlawful, that Borrowing shall be converted to a Base-Rate Borrowing only at the option of Co-Borrowers, or (iii) if any conversion will not resolve the unlawfulness, Co-Borrowers shall promptly prepay that Borrowing.

         3.12 Funding Loss. Subject to Section 3.11, Co-Borrowers agree to indemnify each Lender against (and pay to it upon demand) any Funding Loss of that Lender. When any Lender demands that Co-Borrowers pay any Funding Loss, that Lender shall deliver to Administrative Agent, who shall promptly deliver to Co-Borrowers, a certificate stating in reasonable detail the basis for imposing Funding Loss and the calculation of the amount (which certificate is conclusive and binding absent manifest error). This Section 3.12 survives the satisfaction and payment of the Obligation and termination of the Credit Documents.

         3.13 Foreign Lenders, Participants, and Purchasers. Each Lender, Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an assignment and assumption agreement) that is not organized under the Governmental Requirements of the United States of America



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

or one of its states (a) represents to Administrative Agent and Co-Borrowers that (i) no Taxes are required to be withheld by Administrative Agent or Co-Borrowers with respect to any payments to be made to it in respect of the Obligation, and (ii) it has furnished to Administrative Agent and Co-Borrowers, two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Credit Documents, and (b) covenants to (i) provide Administrative Agent and Co-Borrowers a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to applicable Governmental Requirements, duly executed and completed by it, and (ii) comply from time to time with all Governmental Requirements with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Co-Borrowers and Administrative Agent (without duplication) may deduct and withhold any United States federal income Tax (at the full rate applicable under the IRC) from interest payments under the Credit Documents.

         3.14 Fees. The following fees are not compensation for the use, detention, or forbearance of money, are in addition to, and not in lieu of, interest and expenses otherwise described in the Credit Documents, are non-refundable, bear interest if not paid when due at the Default Rate, and are calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or actual days during that year, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest, notwithstanding the above provisions to the contrary):

                  (a) Administrative Agent's Fees. Co-Borrowers shall promptly pay to Administrative Agent (for its sole account) administration, syndication, and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Co-Borrowers and Administrative Agent.

                  (b) Facility Fee. On the Closing Date, Co-Borrowers shall pay to Administrative Agent for the account of each initial Lender to this agreement a facility fee equal to $21,527.78. On the first day of each Calendar Quarter thereafter, Co-Borrowers shall pay to Administrative Agent for the account of each Lender a facility fee equal to a percentage per annum calculated as the product of 0.125% multiplied by each Lender's Commitment. When received, Administrative Agent shall pay to each Lender that Lender's Commitment Percentage of this fee.

                  (c) Non-use Fee. On the first day of each Calendar Quarter (beginning with April 1, 1998), Co-Borrowers shall pay to Administrative Agent a non-use fee for the account of all Lenders. Each payment of that fee is calculated for the period from the first day of the preceding Calendar Quarter to and including the last day of that preceding Calendar Quarter except for the initial payment which shall be calculated for the period from February 1, 1998 to and including March 31, 1998. When received, Administrative Agent shall pay to each Lender that Lender's Commitment Percentage of that fee less the applicable portion of that fee accruing for any period before that Lender became a Lender. The amount of that fee for that period is:

                           (i) 0.100%, multiplied by


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

                           (ii) the remainder of (A) the lesser of the Average
                  Commitments for all Lenders for that period or $75,000,000, minus (B) the Average-Principal Debt for all Lenders for that period. If the amount remaining after subtracting clause (B) from clause (A) above is less than $0, then that remainder shall be deemed to be zero for the subject Calendar Quarter.

SECTION 4. COLLATERAL PROCEDURES.

         4.1 Eligible Collateral. The requirements for Mortgage Collateral and Lease Collateral to be included in the Borrowing Base are listed on Schedule
4.1. If at any time any item of Mortgage Collateral ceases to meet those requirements, then that item is automatically excluded from all calculations of the Borrowing Base.

         4.2 Borrowing Base. By 1:00 p.m. on the date of any Borrowing, any payment of Principal Debt, or removal of any Collateral, and in any event, at least quarterly, Administrative Agent shall deliver to Co-Borrowers and Lenders a Borrowing-Base Report prepared on the basis of the information then available to Administrative Agent as provided in this agreement.

         4.3 Collateral Delivery. Co-Borrowers must comply with all the required procedures in Schedule 4.3 for Mortgage Collateral and Lease Collateral offered in connection with this agreement by no later than 11:00 a.m. on the Borrowing Date for Collateral supporting any new Borrowing.

         4.4 Bailee and Administrative Agent. Administrative Agent and Lenders appoint Co-Borrowers, and Co-Borrowers shall act, as their (a) special agent, for the sole and limited purpose of obtaining and maintaining Appraisals for Mortgage Loans, Commercial Loans, and Leases as required by the Credit Documents, and (b) bailee, until delivery of all such Collateral Documents as required by Schedule 4.3, to (i) hold in trust for Administrative Agent for the benefit of Lenders (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Mortgage Loan or Commercial Loan, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Co-Borrowers) insuring Co-Borrowers' perfected, first priority Lien (or second-priority Lien with respect to Second-Lien Borrowings) created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies referred to on Schedule 4.1, (D) original copies of all Take-Out Commitments, and (E) all other original documents, (ii) specifically identify those items in the appropriate Collateral-Delivery Notice, and (iii) deliver to Administrative Agent any of the foregoing items as soon as reasonably practicable upon Administrative Agent's request.

         4.5 Shipment for Sale.

                  (a) Shipment of Collateral. If no Event of Default, Potential Default, or Borrowing Excess exists, and if shipment would not result in any investor (other than FNMA, FHLMC, and GNMA, or any other investor that Administrative Agent has approved in writing), or its servicers and custodians, holding Collateral Documents for Mortgage Loans, Commercial Loans, or Leases with more than a total $1,000,000 face amount, then Co-Borrowers may, by a Shipping Request


                                                                Credit Agreement
         delivered to Administrative Agent by 11:00 a.m. on the Business Day immediately preceding the requested shipping date, request Administrative Agent to ship Collateral Documents to an investor, or its servicer or custodian, for purchase of the related Mortgage Loans, Commercial Loans, or Leases. If Administrative Agent has no actual knowledge that any of the above conditions have not been satisfied, then Administrative Agent shall use its best efforts to ship the Collateral Documents it holds for those Mortgage Loans, Commercial Loans or Leases to that investor, or its servicer or custodian, under an appropriate Bailee Letter by the end of the Business Day following the date of receipt of the applicable Shipping Request.

                  (b) Ineligible Collateral. Collateral shipped under clause (a) above, unless returned timely to Administrative Agent, ceases to be an Eligible-Mortgage Loan, Eligible-Commercial Loan or Eligible Lease, as applicable, (i) to the extent that Collateral Documents for Mortgage Loans, Commercial Loans or Leases with more than a total face amount of $1,000,000 are held by or for any investor (other than FNMA, FHLMC, and GNMA, or any other investor that Administrative Agent has approved in writing), and (ii) upon the earlier of either the release of the Lender Liens in that Collateral under clause (c) below, or the expiration of the Shipping Period for that Collateral.

                  (c) Release of Liens. The Lender Liens on any Collateral shipped under clause (a) above continues on that Collateral until Administrative Agent receives payment in the applicable Note Payment Account in an amount at least equal to the full amount of the Borrowings made with respect to those Eligible-Mortgage Loans, Eligible-Commercial Loans or Leases.

                  (d) Certain Credits. Neither Administrative Agent nor any Lender is obligated at any time to credit Co-Borrowers for any amounts due from any purchase of any Mortgage Collateral or Lease Collateral contemplated under this agreement until Administrative Agent has actually received immediately available funds for that Mortgage Collateral or Lease Collateral in the amount required under this agreement. Neither Administrative Agent nor any Lender is obligated at any time to collect any amounts or otherwise enforce any obligations due from any purchaser in respect of any such purchase.

         4.6 Shipment for Correction. If no Event of Default, Potential Default, or Borrowing Excess exists or occurs as a result of the shipment, and if shipment would not result in any Collateral Documents for Mortgage Loans, Commercial Loans or Leases with more than an aggregate total face amount of $500,000 being outstanding for correction, then Co-Borrowers may, by a Trust Receipt delivered to Administrative Agent, request that Administrative Agent ship to Co-Borrowers the entire file of Collateral Documents for any Mortgage Loan, Commercial Loan or Lease so that certain of those Collateral Documents may be corrected or replaced for clerical or other non-substantive mistakes. If Administrative Agent has no actual knowledge that any of the above conditions have not been satisfied, then, and subject to the limitations below, Administrative Agent shall use its best efforts to ship to Co-Borrowers the entire file of Collateral Documents to be corrected or replaced by the end of the Business Day following the date of receipt of the applicable Trust Receipt. Co-Borrowers shall re-deliver to Administrative Agent the corrected Collateral Documents (meeting the requirements of Schedule 4.3) before the expiration of the

                                                                Credit Agreement

Correction Period for that Collateral. Collateral shipped under this section, unless returned to Administrative Agent, ceases to be an Eligible-Mortgage Loan, Eligible-Commercial Loan or Eligible Lease (a) to the extent that Collateral Documents for Mortgage Loans, Commercial Loans or Leases with more than an aggregate total face amount of $500,000 are outstanding for correction at any time, and (b) upon the expiration of the Correction Period for that Collateral. The Lender Liens on any Collateral shipped under this section continue in full force and effect.

         4.7 Release of Collateral.

                  (a) Excess Collateral. If no Event of Default or Potential Default exists, and no Borrowing Excess exists or would occur (after taking into account any corresponding payment on the Obligation) as a result of the release, Co-Borrowers may, by a Release Request delivered to Administrative Agent by 11:00 a.m. on the Business Day of the release, request that Administrative Agent release the Lender Liens on any Collateral.

                  (b) Satisfaction of Obligation. If the Obligation is fully paid and performed, and all commitments by each Lender to extend credit under the Credit Documents are terminated or canceled, Co-Borrowers may, by written request to Administrative Agent, request that Administrative Agent release the Lender Liens on all of the Collateral, return to Co-Borrowers or their respective designees all Collateral Documents then held by Administrative Agent, and execute a release of any financing statements or other documents filed or recorded to perfect the Lender Liens.

                  (c) Releases. If Administrative Agent has no actual knowledge that any of the above conditions for a release have not been satisfied, then Administrative Agent shall effect those releases.

SECTION 5. CONDITIONS PRECEDENT.

                  (a) Initial Borrowing. No Lender is obligated to fund its part of any Borrowing unless Administrative Agent has received all of the documents and items described on Schedule 5.

                  (b) Each Borrowing. In addition, no Lender is obligated to fund its part of any Borrowing unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (a) Administrative Agent has timely received a Borrowing Request; (b) all of the representations and warranties of the Companies in the Credit Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement); (c) no Event of Default or Potential Default exists; (d) the funding of the Borrowing is permitted by all Governmental Requirements and does not cause a Borrowing Excess; and (e) if reasonably requested by Administrative Agent, it has received evidence substantiating any of the matters in the Credit Documents that are necessary to enable Co-Borrowers to qualify for that Borrowing.

                  (c) General. Each condition precedent in this agreement (including, without limitation, those on Schedule 5) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each. Subject to first obtaining the approval of all Lenders, Administrative Agent or any Lender may fund any Borrowing without all conditions being satisfied. However, to the extent lawful, that funding is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding, unless all Lenders specifically waive an item in writing.

SECTION 6. REPRESENTATIONS AND WARRANTIES. Parent and each Co-Borrower jointly and severally represent and warrant to Administrative Agent and Lenders as follows:

         6.1 Purpose of Credit. Borrowings are to be used as stated in the recitals of this agreement. No Company is engaged principally (or as one of its important activities) in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing is to be used, directly or indirectly, for a purpose that violates any Governmental Requirement, including, without limitation, the provisions of Regulation U.

         6.2 About the Companies.

                  (a) Subsidiaries and Trade Names. Except as described on
         Schedule 6.2 (i) no Company has any Subsidiaries, and (ii) no Co-Borrower has used or transacted business under any other corporate or trade name in the six month period preceding the date of this agreement.

                  (b) Existence, Qualification, and Compliance. Each of Parent and each Co-Borrower is duly organized, validly existing, and in good standing under the Governmental Requirements of the jurisdiction in which it is incorporated or formed as stated on Schedule 6.2. Except where such failure is not a Material-Adverse Event, each of Parent and each Co-Borrower (i) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (as described on Schedule 6.2), (ii) possesses all requisite authority, permits, and power to conduct its business as is now being, or as is contemplated by this agreement to be, conducted, and (iii) is in compliance with all applicable Governmental Requirements.

                  (c) Offices. Each Co-Borrower's chief executive office and other principal offices are described on Schedule 6.2. The present and foreseeable location of each Co-Borrower's books and records concerning accounts and accounts receivable is at its chief executive office, and all of its books and records are in its possession.

         6.3 Authorization and Contravention. The execution and delivery by Parent and each Co-Borrower of each Credit Document to which it is a party, and the performance by it of its related obligations (a) are within its corporate power or partnership authority, as applicable, (b) have been duly authorized by all necessary corporate or partnership action, as applicable, (c) except for any action or filing

                                                                Credit Agreement
that has been taken or made on or before the date of this agreement, require no action by, or filing with, any Governmental Authority, (d) do not violate any provision of its charter, articles of incorporation, bylaws, or partnership agreement, as applicable, (e) except where not a Material-Adverse Event, do not violate any provision of Governmental Requirement applicable to it, or of any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

         6.4 Binding Effect. Upon execution and delivery by all parties to it, each Credit Document will constitute a legal and binding obligation of Parent and each Co-Borrower party to it, and is enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

         6.5 Fiscal Year. The Companies' fiscal year ends each June 30.

         6.6 Current Financials. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on, their date or dates (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected in them or notes to them. Except for transactions directly related to, or specifically contemplated by, the Credit Documents, no subsequent material adverse changes have occurred in the financial condition of the Companies from that shown in the Current Financials in effect as of the Closing Date, nor has any Company incurred any subsequent material liability.

         6.7 Debt. Neither Parent nor any Co-Borrower has any Debt except Permitted Debt.

         6.8 Intellectual Property. Each of Parent and each Co-Borrower owns all material licenses, patents, patent applications, copyrights, copyright applications, service marks, service mark applications, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement. Each of Parent and each Co-Borrower is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to that Company, are not a Material-Adverse Event. To Parent's and each Co-Borrower's knowledge, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of that Company exists.

         6.9 Litigation. Except as disclosed on Schedule 6.9 (a) neither Parent nor any Co-Borrower is subject to, or aware of the threat of, any investigation by any Governmental Authority or Litigation that is reasonably likely to be determined adversely to it, or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against Parent or any Co-Borrower exist.

                                                                Credit Agreement

         6.10 Transactions with Affiliates. Neither Parent nor any Co-Borrower is a party to a material transaction with any of its Affiliates, except (a) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (b) the transactions described on Schedule 6.10.

         6.11 Taxes. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material-Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency.

         6.12 Employee Plans. Except where occurrence or existence is not a Material-Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or ss. 412 of the IRC),
(b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan, (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), and (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred in respect of any Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations.

         6.13 Property and Liens. Each of Parent and each Co-Borrower has good and marketable title to all its property reflected on the Current Financials, except for property that is obsolete or that has been disposed of either in the ordinary course of business, or, after the date of this agreement, as otherwise permitted by this agreement. All Collateral is free and clear of any Liens and adverse claims of any nature except Permitted Liens.

         6.14 Environmental Matters. Except where not a Material-Adverse Event, neither Parent nor any Co-Borrower (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations, or any material portion of the properties subject to Mortgage Loans or Commercial Loans, or any material portion of the assets subject to Leases, (b) has received any report of any Company's violation of any Environmental Governmental Requirement, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Governmental Requirement. Each Company has taken prudent steps to determine that its properties and operations, and substantially all of the properties subject to Mortgage Loans or Commercial Loans and assets subject to Leases, do not violate any Environmental Governmental Requirement, except those that are not a Material-Adverse Event.

         6.15 Government Regulations. Neither Parent nor any Co-Borrower is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         6.16 Insurance. Parent and each Co-Borrower maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance,


                                                                Credit Agreement
with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies, and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

         6.17 Appraisals. With respect to the property the subject of any Mortgage Loan or Commercial Loan, each Co-Borrower has obtained Appraisals in material compliance with all Appraisal Requirements.

         6.18 Full Disclosure. Each material fact or condition relating to the Credit Documents or the financial condition, business, or property of the Companies that is a Material-Adverse Event has been disclosed in writing to Administrative Agent and Lenders. All information previously furnished by any Company to Administrative Agent or any Lender in connection with the Credit Documents was (and all information furnished in the future by any Company to Administrative Agent or any Lender will be) true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 7. AFFIRMATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated, and the Obligation is fully paid and performed, Parent and each Co-Borrower jointly and severally covenant and agree with Administrative Agent and Lenders as follows:

         7.1 Reporting Requirements. Parent shall furnish to Administrative Agent the following, all in form and detail reasonably satisfactory to Administrative Agent:

                  (a) Annual Financials. Promptly when available (but at least within 90 days after the last day of each fiscal year of the Companies)
         (i) audited consolidated Financials (reflecting the corresponding figures as of the end of and for the preceding fiscal year in comparative form) and an unaudited consolidating balance sheet and income statement of the Companies as of that year end, (ii) audited Financials (reflecting the corresponding figures as of the end of and for the preceding fiscal year in comparative form) of HAC as of that year end, (iii) audited Financials of ABL as of that year end (reflecting the corresponding figures as of the end of and for the preceding fiscal year in comparative form, provided that such figures for the fiscal year ended 1996 shall be unaudited), and (iv) unqualified opinions of a firm of independent certified public accountants acceptable to Administrative Agent stating that those audited Financials were prepared in accordance with GAAP applied on a basis consistent with prior periods, except for such changes in GAAP concurred in by the Companies' independent public accountants and present fairly the (in the case of the Companies, consolidated) financial condition and results of operations of the Companies, HAC, or ABL, as the case may be, as of (and for the fiscal year ending on) that last day, and (vi) a Compliance Certificate.

                  (b) Quarterly Financials. Promptly when available (but at least within 45 days after the end of each Calendar Quarter) (i) unaudited consolidated and consolidating Financials for the Companies, prepared as of the last day of the Calendar Quarter just ended, and
         (ii) a Compliance Certificate.


                                                                Credit Agreement

                  (c) Quarterly Asset Reports. Promptly when available, but at least within 45 days after the end of each Calendar Quarter, a static pool analysis and a report detailing delinquencies and charge-offs, both in form and substance acceptable to Administrative Agent, prepared as of the last day of the Calendar Quarter just ended. At any time after an Event of Default has occurred and while that Event of Default is continuing, the static pool analysis and the report detailing delinquencies and charge-offs will be required to be delivered within 30 days after the end of each Calendar Quarter.

                  (d) Other Reports. Promptly after preparation and distribution, accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Governmental Authority or any existing or potential creditor or shareholder (i) including, without limitation, each Form 10-K (or 10-KSB), 10-Q (or 10-QSB), and S-8 filed with the Securities and Exchange Commission but (ii) excluding (A) credit, trade, and other reports prepared and distributed in the ordinary course of business, and (B) information otherwise furnished to Administrative Agent and Lenders under this agreement.

                  (e) Audit Reports. Promptly when available, copies of each report prepared by any independent public accountants or other third parties with respect to a Co-Borrower's compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers
         (USAP).

                  (f) Information Regarding Brokers and Correspondents. Upon Administrative Agent's request, information regarding any brokers or correspondents from which any Co-Borrower purchases or otherwise acquires Mortgage Loans, Commercial Loans, or Leases.

                  (g) Notices. Notice, promptly after Parent or any Co-Borrower knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material-Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by Parent or any Co-Borrower in any Credit Document that constitutes a Material-Adverse Event, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA, any Environmental Governmental Requirement, or other Governmental Requirement, if that violation is a Material-Adverse Event, or (iv) an Event of Default or Potential Default specifying the nature thereof and what action the Companies have taken, are taking, or propose to take with respect to it.

                  (h) Other Information. Promptly upon reasonable request by Administrative Agent or Required Lenders (through Administrative Agent), information (not otherwise required to be furnished under the Credit Documents and to the extent that neither Parent nor any Co-Borrower is prohibited by a binding confidentiality agreement with a Person who is not an Affiliate of any Company from providing that information) respecting the business affairs, assets, and liabilities of any Company, and opinions, certifications, and documents in addition to those mentioned in this agreement.

                                                                Credit Agreement

         7.2 Use of Proceeds. Co-Borrowers shall use the proceeds of Borrowings only for the purposes represented in this agreement.

         7.3 Books and Records. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

         7.4 Inspections. Upon reasonable request and notice, Parent and each Co-Borrower shall allow Administrative Agent and its Representatives and (subject to the following sentence) any Lender and its Representatives to inspect any of its properties, to review reports, files, and other records, to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or representatives from time to time during reasonable business hours. Lenders and their Representatives shall make their requests for the foregoing through Administrative Agent, shall endeavor to conduct the foregoing in reasonable groups, and shall not make on-site inspections more than once each 12-month period unless an Event of Default exists. Upon reasonable request, Parent and each Co-Borrower shall allow Administrative Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records, to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or representatives from time to time during reasonable business hours.

         7.5 Taxes. Parent and each Co-Borrower shall promptly pay when due any and all Taxes, other than Taxes for which the failure to pay is not a Material-Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

         7.6 Expenses. Parent and each Co-Borrower shall pay (a) all reasonable legal fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of the Credit Documents, (b) all reasonable legal fees and expenses incurred by Administrative Agent in connection with each separate future amendment, consent, waiver, or approval executed in connection with any Credit Document, (c) all other reasonable legal fees and expenses by Administrative Agent in connection with the exercise of any right under any Credit Document on or after the Closing Date, (d) all fees, charges, or Taxes for the recording or filing of any Credit Document to create or perfect Lender Liens, (e) all other reasonable out-of-pocket expenses of Administrative Agent or any Lender in connection with the preparation, negotiation, execution, or administration of the Credit Documents -- including, without limitation, courier expenses incurred in connection with the Mortgage Collateral or Lease Collateral, (f) all amounts expended, advanced, or incurred by Administrative Agent or any Lender to satisfy any obligation of any Company under any Credit Document, to collect the Obligation, or to enforce the Rights of Administrative Agent or any Lender under any Credit Document -- including, without limitation, all court costs, attorneys' fees (whether for trial, appeal, other proceedings, or otherwise), fees of auditors and accountants, and investigation expenses reasonably incurred by Administrative Agent or any Lender in connection with any such matters, (g) interest at an annual interest rate equal to the Default Rate on each item specified in clause (f) above from 30 days after the date of written demand or request

                                                                Credit Agreement
for reimbursement to the date of reimbursement, and (h) any and all stamp and other Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Credit Document -- IN CONNECTION WITH WHICH PARENT AND EACH CO-BORROWER SHALL INDEMNIFY AND SAVE ADMINISTRATIVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY THOSE TAXES TO THE EXTENT THOSE LIABILITIES ARISE SOLELY BECAUSE PARENT OR ANY CO-BORROWER FAILED TO PAY THE TAXES UPON DEMAND BY ADMINISTRATIVE AGENT OR ANY LENDER, WHICH INDEMNITY, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE CREDIT DOCUMENTS WITH RESPECT TO AMOUNTS DUE BEFORE SUCH PAYMENT, PERFORMANCE, AND TERMINATION.

         7.7 Maintenance of Existence, Assets, and Business. Each Company shall
(a) except as permitted by Section 8.5, maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material-Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material-Adverse Event.

         7.8 Insurance. Each Company shall (a) maintain with financially sound and reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts -- including, without limitation, a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals -- as satisfy prevailing FHA, VA, and other requirements applicable to a qualified mortgage institution and otherwise as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, and (b) upon Administrative Agent's request, furnish to Administrative Agent from time to time (i) a summary of its insurance coverage, in form and substance satisfactory to Administrative Agent, and (ii) originals or copies of the applicable policies.

         7.9 Appraisals. Upon reasonable notice, each Co-Borrower shall promptly
(a) permit Administrative Agent's and (subject to the last sentence of this section) any Lender's authorized Representatives to discuss with that Co-Borrower's officers or with the appraisers furnishing Appraisals the procedures for preparation, review, and retention of (and to review and obtain copies of) all Appraisals pertaining to any Mortgage Collateral or Lease Collateral, and (b) upon Administrative Agent's or (subject to the last sentence of this section) any Lender's request, cooperate with it to ascertain that the Appraisals comply with all Appraisal Requirements. Lenders and their Representatives shall exercise their Rights under this section through Administrative Agent and shall endeavor to conduct investigations in reasonable groups.

         7.10 INDEMNIFICATION. IN CONSIDERATION OF THE COMMITMENTS BY ADMINISTRATIVE AGENT AND LENDERS UNDER THE CREDIT DOCUMENTS, EACH COMPANY SHALL INDEMNIFY AND DEFEND ADMINISTRATIVE AGENT, EACH LENDER, AND THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES (COLLECTIVELY, THE "INDEMNIFIED PARTIES") -- AND DEFEND THEM AND HOLD EACH OF THEM HARMLESS -- AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, DEFICIENCIES, INTEREST, JUDGMENTS, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION,


                                                                Credit Agreement

REASONABLE ATTORNEYS' FEES) INCURRED BY ANY OF THEM ARISING FROM OR BECAUSE OF
(A) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH ANY CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THE CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY USE BY ANY COMPANY OF THE PROCEEDS OF BORROWINGS, (B) ANY IMPOUNDMENT, ATTACHMENT, OR RETENTION OF ANY MORTGAGE COLLATERAL OR LEASE COLLATERAL, (C) ANY VIOLATION OF ANY FEDERAL OR STATE GOVERNMENTAL REQUIREMENT RELATING TO USURY IN CONNECTION WITH ANY MORTGAGE COLLATERAL OR LEASE COLLATERAL ALLEGED IN WRITING, AND (D) ANY REPRESENTATION MADE BY ANY COMPANY UNDER ANY CREDIT DOCUMENT. ALTHOUGH EACH INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ANY INDEMNIFIED PARTY'S ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ITS OWN GROSS NEGLIGENCE, UNLAWFUL CONDUCT, WILLFUL MISCONDUCT, OR FRAUD. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THIS INDEMNITY SURVIVES FOR TWO YEARS AFTER THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE CREDIT DOCUMENTS.

SECTION 8. NEGATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Parent and each Co-Borrower jointly and severally covenant and agree with Administrative Agent and Lenders as follows, except as provided in referenced Schedules:

         8.1 Debt. Neither Parent nor any Co-Borrower may create, incur, permit to exist, or commit to create or incur any (a) Debt used to fund wet borrowings other than Wet Borrowings under this agreement, (b) any mortgage loan repurchase agreements except in connection with any Permitted Debt, whose description specifically allows for mortgage loan repurchase agreements, or (c) any other Debt except the following (collectively, the "Permitted Debt"):

                  (a) The Obligation;

                  (b) Obligations to pay Taxes;

                  (c) Liabilities for accounts payable, non-capitalized equipment or operating leases, and similar liabilities if in each case incurred in the ordinary course of business;

                  (d) Accrued expenses, deferred credits, and loss contingencies that are properly classified as liabilities under GAAP;

                  (e) Debt incurred by any Company under any swap, collar, floor, cap, or other contract entered into by such Company with any Lender or an Affiliate of any Lender or another Person under the Governmental Requirements of a jurisdiction in which such contracts are legal and enforceable (except as enforceability may be limited by applicable Debtor Laws and general principles of equity), which is intended to reduce or eliminate the risk of fluctuations in interest rates applicable to Borrowings or any Company's portfolio and/or pipeline of loans and leases under this or any other agreement entered into by such Company;

                  (f) Liabilities for capital leases and similar liabilities of up to $2,000,000, in each case incurred in the ordinary course of business;

                  (g) Debt in an aggregate principal amount of up to $50,000,000 under one or more warehouse financing agreements so long as the lenders or their agents under each of those arrangements enter into intercreditor arrangements reasonably acceptable to Administrative Agent to the extent those financing arrangements extend to Business-Purposes Loans, Mortgage Loans, or Leases that would be deemed supported Wet Borrowings if financed under this agreement.

                  (h) Subordinated Debt. For purposes of this agreement, "Subordinated Debt" means, at any time:

                           (i) Debt in an original aggregate principal amount of
                  up to $1,200,000 (as reduced by any amounts repaid thereunder) under certain Subordinated Debentures issued by American Business Finance Corporation, Inc. pursuant to a prospectus dated ___________________;

                           (ii) Debt in an original aggregate principal amount
                  of up to $10,000,000 (as reduced by any amounts repaid thereunder) under certain Subordinated Fixed Rate Term Notes issued by Parent pursuant to a prospectus dated June 28, 1993;

                           (iii) Debt in an original aggregate principal amount
                  of up to $25,000,000 (as reduced by any amounts repaid thereunder) under certain Subordinated Fixed Rate Term Notes issued by Parent pursuant to a prospectus dated April 29, 1994; as supplemented by a prospectus dated March 23, 1995;

                           (iv) Debt in an original aggregate principal amount
                  of up to $50,000,000 (as reduced by any amounts repaid thereunder) under certain Subordinated Investment Notes issued by Parent pursuant to a prospectus dated December 18, 1995; and

                           (v) Debt in an aggregate principal amount of up to
                  $125,000,000 (as reduced by any amounts repaid thereunder) under certain Unsecured Subordinated Investment Notes and certain Unsecured Adjustable-Rate Subordinated Money Market Notes issued pursuant to an Indenture with First Trust National Association, as trustee, and Parent, as issuer, dated as of May 27, 1997 (the Debt described in clauses (i)-(iv) above being hereinafter referred to as the "existing-Subordinated Debt"); and

                           (vi) Debt, so long as that Debt (A) is subject to
                  subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the existing-Subordinated Debt under this agreement or otherwise, and (B) is subject to representations, covenants, events of default, and other provisions not significantly more onerous to any Company than the existing-Subordinated Debt;



                                                                Credit Agreement

                  (i) Debt for GAAP purposes but where there is no actual liability on the part of Parent or any Co-Borrower in respect of Lease securitizations;

                  (j) Other Debt of Parent or a Co-Borrower that is acceptable to Required Lenders;

                  (k) Debt incurred in connection with the collapsing and repurchasing of securities issued in connection with a securitization which repurchase is provided for and permitted under the applicable securitization documentation; and

                  (l) Debt secured solely by the residual interests of Parent or any Co-Borrower in the income stream to be received under any asset securitization program.

         8.2 Liens. Neither Parent nor any Co-Borrower shall (a) enter into, permit to exist, or commit to enter into any arrangement or agreement (except the Credit Documents) that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, or (b) create, incur, permit to exist, or commit to create or incur any Lien on any of its assets except the following (the "Permitted Liens"):

                  (a) Any interest or title of a lessor in assets being leased under any non-capitalized equipment or operating lease;

                  (b) Pledges or deposits that (i) do not encumber any Collateral and (ii) are made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs;

                  (c) Good-faith pledges or deposits that (i) do not cover any Collateral and (ii) are either (A) not in excess of 10% of the amounts due under, and made to secure, any Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, or (B) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business;

                  (d) Zoning and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use;

                  (e) The following if no Lien has been filed in any jurisdiction or agreed to: (i) Liens for Taxes not yet due and payable and (ii) if, to the extent they cover any Collateral, they are subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent, (iii) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable and (iv) landlord's Liens for rent not yet due and payable;



                                                                Credit Agreement

                  (f) The following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, any of which covering any Collateral must be subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent, and any of which do not in the aggregate materially detract from the value of the property of the Company in question, or materially impair the use of that property in the operation of its business: (i) claims and Liens for Taxes due and payable; (ii) claims and Liens upon, and defects of title to, real or personal property (other than any Collateral), including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (iv) adverse judgments or orders on appeal for the payment of money;

                  (g) Lender Liens; and

                  (h) Liens disclosed in the UCC Search Reports as described on
         Schedule 5 that are not by the terms of Schedule 5 required to be terminated, partially released, or amended.

         8.3 Investments. Neither Parent nor any Co-Borrower shall make or commit to make any Investments except the following (the "Permitted Investments"):

                  (a) Permitted Acquisitions;

                  (b) Extensions of trade credit and other payables in the ordinary course of business;

                  (c) Loans and advances to officers, directors, or employees of Parent or any Co-Borrower that are (i) in the ordinary course of business for travel, entertainment, or relocation or (ii) not in the ordinary course and are never more than an aggregate total outstanding of $1,000,000 for all officers, directors or employees of Parent and all Co-Borrowers;

                  (d) Loans to officers of Parent and all Co-Borrowers for the purpose of exercising company stock options secured by the stock purchased;

                  (e) Mortgage Loans, Commercial Loans, and Leases originated or acquired by Co- Borrowers in the ordinary course of their businesses;

                  (f) Acquisitions of securities or evidences of Debt of others when acquired by Parent or any Co-Borrower in settlement of accounts receivable or other Debts arising in the ordinary course of business so long as the total of all of those securities or evidences of Debt is not material to the financial condition of the Companies;

                  (g) Investments in obligations issued or unconditionally guaranteed by (or issued by any of its agencies and backed by the full faith and credit of) the United States of America;



                                                                Credit Agreement

                  (h) Demand deposit accounts maintained in the ordinary course of business;

                  (i) Certificates of deposit, bankers acceptances, and repurchase agreements issued by (i) any Lender or (ii) any other commercial bank organized under the Governmental Requirements of the United States of America or one of its states that has combined capital, surplus, and undivided profits of at least $250,000,000 and a rating of C or better by Thompson Bank Watch, Inc.;

                  (j) Repurchase agreements with Prudential Securities Incorporated or similar investment banking firms;

                  (k) Eurodollar Investments with (i) any Lender or (ii) any other financial institution that has (A) combined capital, surplus, and undivided profits of at least $100,000,000 and (B) a commercial-paper rating of at least P-1 or A-1 or (if it does not have a commercial-paper rating) a bond rating of at least A-1 or A- by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., respectively;

                  (l) Investments in commercial paper given the highest rating by a nationally-recognized-credit-rating agency;

                  (m) Investments in money market funds with asset sizes of at least $100,000,000; and

                  (n) Other Investments, so long as the aggregate amount outstanding (defined as the amount of any such loans or advances plus the cost of any such Investments) is never more than $5,000,000 at any one time.

         8.4 Distributions. Parent shall not directly or indirectly pay or declare any Distribution except (a) Distributions payable solely in the form of capital stock, (b) cash Distributions, so long as no Event of Default or Potential Default exists or would be created by such Distribution, and (c) Distributions otherwise approved in writing by Required Lenders.

         8.5 Merger or Consolidation. Neither Parent nor any Co-Borrower shall directly or indirectly merge or consolidate with or into any other Person, except that (i) Parent and Co-Borrowers may merge into or be consolidated with each other so long as, if Parent is involved, it is the surviving entity and
(ii) any Person may merge into Parent or any Co-Borrower, provided such Company shall be the surviving corporation, the management of such Company shall be substantially unchanged, and after giving effect to such merger, Parent and each Co-Borrower shall be in full compliance with the terms of this Credit Agreement.

         8.6 Liquidations and Dispositions of Assets. Neither Parent nor any Co-Borrower shall directly or indirectly dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of its assets or business, except for sales or other dispositions by any Company, in the ordinary




                                                                Credit Agreement
course of business, of (a) subject to Section 4, Mortgage Loans, Commercial Loans, and Leases that are Collateral, or (b) Mortgage Loans, Commercial Loans, and Leases that are not Collateral.

         8.7 Use of Proceeds. No Co-Borrower shall directly or indirectly use the proceeds of Borrowings (a) for any purpose other than as represented in this agreement, (b) for the funding or acquisition of construction loans, (c) for the funding or acquisition of Commercial Loans except to the extent permitted under the Commercial Loan Sublimit, (d) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or
(e) in violation of Regulation U or Section 7 of the Securities Exchange Act of 1934.

         8.8 Transactions with Affiliates. Neither Parent nor any Co-Borrower shall directly or indirectly enter into any transaction with any of its Affiliates, other than transactions in the ordinary course of its or their business and of a character set forth on Schedule 6.10 or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         8.9 Employee Plans. Neither Parent nor any Co-Borrower, except where a Material-Adverse Event would not result, shall directly or indirectly permit any of the events or circumstances described in Section 6.12 to exist or occur.

         8.10 Compliance with Governmental Requirements and Documents. Neither Parent nor any Co-Borrower shall directly or indirectly (a) violate the provisions of any Governmental Requirements applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material-Adverse Event, or (b) violate the provisions of its charter, articles of incorporation, bylaws, or partnership agreement, as applicable, or repeal, replace or amend any provision of its charter, articles of incorporation, bylaws, or partnership agreement, as applicable, if any such action is a Material-Adverse Event.

         8.11 Government Regulations. Neither Parent nor any Co-Borrower shall directly or indirectly conduct its business in a way that it becomes regulated under the Investment Company Act of 1940.

         8.12 Fiscal Year Accounting. Without first obtaining Administrative Agent's written consent, neither Parent nor any Co-Borrower shall directly or indirectly change its fiscal year or use any accounting method other than GAAP.

         8.13 New Businesses. Neither Parent nor any Co-Borrower shall directly or indirectly engage in any business, except the businesses in which it or any of its Affiliates is presently engaged, and any other reasonably-related business.

         8.14 Assignment. Except as allowed in Section 12.12(a), neither Parent nor any Co-Borrower shall directly or indirectly assign or transfer any of its Rights, duties, or obligations under any of the Credit Documents.



                                                                Credit Agreement

         8.15 Retention of Servicing Portfolio. Without the consent of Administrative Agent, neither Parent nor any Co-Borrower shall directly or indirectly assign or transfer any of its rights, duties or obligations under the servicing agreements in which it acts as servicer.

         8.16 Strict Compliance. Neither Parent nor any Co-Borrower shall indirectly do anything that it may not directly do under any covenant in any Credit Document.

SECTION 9. FINANCIAL COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Parent and each Co-Borrower jointly and severally covenant and agree with Administrative Agent and Lenders as follows:

         9.1 Tangible Net Worth. Tangible Net Worth may never be less than $25,000,000.

         9.2 Leverage Ratio. The Leverage Ratio may never exceed 4.0 to 1.0.

SECTION 10. EVENTS OF DEFAULT AND REMEDIES.

         10.1 Event of Default. The term "Event of Default" means the existence or occurrence of any one or more of the following:

                  (a) Obligation. Any Co-Borrower fails to pay (i) any interest on the Obligation when due under the Credit Documents and that failure continues for five days, or (ii) any other part of the Obligation when due under the Credit Documents.

                  (b) Covenants. Any Company's failure or refusal to punctually and properly perform, observe, and comply with any covenant (other than in respect of payments on the Obligation) applicable to it in:

                           (i) Sections 7.2, 8.4, 8.5, 8.6, 8.7, 8.8, or 8.15;

                           (ii) Sections 7.6, 7.7, 8.1, 8.2, 8.3, 9.1 or 9.2, if
                  that failure or refusal was inadvertent, is susceptible of cure, and is not cured within fifteen (15) days after the earlier of either any Company knows of it or any Company is notified of it by Administrative Agent or any Lender; or

                           (iii) Any other provision of any Credit Document, if
                  that failure or refusal continues for 20 days after the earlier of either any Company knows of it or any Company is notified of it by Administrative Agent or any Lender.

                  (c) Misrepresentation. Any material statement, warranty, or representation by or on behalf of any Company in any Credit Document or other writing authored by any Company and



                                                                Credit Agreement
         furnished in connection with the Credit Documents proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

                  (d) Debtor Law. Parent or any Co-Borrower (i) is insolvent,
         (ii) admits in writing its inability to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to, or is made the subject of, any proceeding provided for by any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Credit Documents, unless, if the proceeding is involuntary, the applicable petition is dismissed within 90 days after its filing.

                  (e) Other Debt. (i) Parent or any Co-Borrower fails to make any payment due on any Debt or security in excess of $1,000,000 (with respect to which it has redemption, sinking fund, or other purchase obligations) or (ii) any event occurs or any condition exists in respect of any Debt or security of Parent or any Co-Borrower in excess of $1,000,000, the effect of which is (A) to cause or to permit any holder of that Debt or security or a trustee to cause (whether or not it elects to cause) any of that Debt or security to become due before its stated maturity or its regularly scheduled payment dates, or (B) to permit a trustee or the holder of any security (other than common stock of any Company) to elect (whether or not it does elect) a majority of the directors on the board of directors of that Company.

                  (f) Material Agreements. Any default or event of default under any Material Agreement to which Parent or a Co-Borrower is a party, the effect of which is to cause, or to permit any Person (other than a Company) to cause, an amount in excess of $1,000,000 to become due and payable prior to the date of payment stated in that Material Agreement, unless such default or event of default is being contested by that Company in good faith by appropriate proceedings and adequate reserves have been established on the books of that Company to the extent required by GAAP.

                  (g) Securitizations. In connection with any asset securitization to which Parent or any Co-Borrower is a party or for which it has any liability, (i) event of default occurs with respect to such asset securitization, or (ii) any "delinquency trigger" or "loss trigger" occurs with respect to such asset securitization.

                  (h) Judgments. Parent or any Co-Borrower fails to pay any money judgment in excess of the sum of $250,000 against it at least ten days prior to the date on which any of the assets of that Company may be lawfully sold to satisfy that judgment.

                  (i) Attachments. The failure to have discharged within a period of 30 days after the commencement of any attachment, sequestration, or similar proceeding against any material amount of the assets of Parent or any Co-Borrower.



                                                                Credit Agreement

                  (j) Unenforceability. Any material provision of any Credit Document for any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Credit Document is challenged or denied by Parent or any Co-Borrower.

                  (k) Change of Ownership of Co-Borrowers. Except as otherwise approved by Required Lenders in writing prior to any such change, Parent or ABC, as the case may be, fails to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock of each Co-Borrower.

                  (l) Change of Management of Parent. Except as otherwise approved by Required Lenders in writing prior to any such change, any material change in the executive management of Parent from the executive management of Parent as it exists on the date of this agreement.

                  (m) SEC Reporting Requirements. Any Company fails to comply with any reporting requirements of the Securities Exchange Act of 1934, for which the failure to report would constitute a Material-Adverse Event.

         10.2 Remedies.

                  (a) Debtor Law. Upon the occurrence of an Event of Default under Section 10.1(d), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Parent and each Co-Borrower.

                  (b) Other Defaults. While an Event of Default exists -- other than those described in clause (a) above -- Administrative Agent may (and, upon the direction of Required Lenders, shall) declare the Obligation to be immediately due and payable, whereupon it shall be due and payable without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Parent and each Co-Borrower, and the commitments of Lenders to extend credit under this agreement are then automatically terminated.

                  (c) Other Remedies. Following the termination of the commitments of Lenders to extend credit under this agreement and the acceleration of the Obligation, Administrative Agent may (and, at the direction of Required Lenders, shall) do any one or more of the following: Reduce any claim to judgment; foreclose upon, or otherwise enforce, any Lender Liens; and exercise any other Rights in the Credit Documents, at law, in equity, or otherwise that Required Lenders may direct. Should any Event of Default continue that, in Administrative Agent's reasonable opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Administrative Agent may, in a notice to the Lenders of that Event of Default, set forth one or more actions that Administrative Agent, in its opinion, believes should


                                                                Credit Agreement
         be taken. Unless otherwise directed by Required Lenders (excluding the Lender serving as Administrative Agent) within ten days following the date of the notice setting forth the proposed action or actions, Administrative Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

         10.3 Right of Offset. Parent and each Co-Borrower hereby grant to Administrative Agent and to each Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of each such Company, and the proceeds therefrom now or hereafter held or received by or in transit to Administrative Agent or such Lender from or for the account of each such Company, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of each such Company, and any and all claims of any such Company against Administrative Agent or such Lender, at any time existing. Upon the occurrence of any Event of Default, Administrative Agent and each Lender are authorized at any time and from time to time, without notice to any Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to Section 3.6. Notwithstanding anything in this section or elsewhere in this agreement to the contrary, neither Administrative Agent nor any other Lender shall have any right to offset, appropriate, or apply any accounts of any Company which consist of escrowed funds (except and to the extent of any beneficial interest which any Company has in such escrowed funds) which have been so identified by any Company in writing at the time of deposit thereof.

         10.4 Waivers. Each Company waives any right to require Administrative Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral, or pursue its Rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power. Administrative Agent shall not be required to take any steps necessary to preserve any Rights of any Company against any Person from which any Company purchased any Mortgage Loans, Commercial Loans, or Leases, or to preserve Rights against prior parties. Each Company and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

         10.5 Performance by Administrative Agent. Should any covenant, duty, or agreement of any Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement (and any applicable grace period shall have expired), Administrative Agent may, at its option, after notice to Parent, perform, or attempt to perform such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, Parent or any Co-Borrower shall jointly and severally, at the request of Administrative Agent, promptly pay any amount expended by Administrative Agent in such performance or attempted performance to Administrative Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such


                                                                Credit Agreement
expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and shall never have, except by express written consent of Administrative Agent, any liability or responsibility for the performance of any duties of any Company under this agreement or under any other document delivered under this agreement.

         10.6 No Responsibility. Except in the case of fraud, gross negligence, or willful misconduct, neither Administrative Agent nor any of its officers, directors, employees, or attorneys shall assume -- or ever have any liability or responsibility for -- any diminution in the value of the Collateral or any part of the Collateral.

         10.7 No Waiver. The acceptance by Administrative Agent or any Lender at any time and from time to time of partial payment or performance by any Company of any of their respective obligations under this agreement or under any Credit Document shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Administrative Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Event of Default. No delay or omission by Administrative Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

         10.8 Cumulative Rights. All Rights available to Administrative Agent and the Lenders under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Administrative Agent and the Lenders at law or in equity, whether or not the Notes are due and payable and whether or not Administrative Agent has instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

         10.9 Rights of Individual Lenders. No Lender shall have any right by virtue of, or by availing itself of, any provision of this agreement to institute any actions or proceedings at law, in equity, or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless (a) the Required Lenders previously shall have given to Administrative Agent written notice of an Event of Default and the continuance thereof, including a written request upon Administrative Agent to institute such action or proceedings in its own name and offering to indemnify Administrative Agent against the costs, expenses and liabilities to be incurred therein or thereby,
(b) Administrative Agent, for ten Business Days after its receipt of such notice, shall have failed to institute any such action or proceeding, and (c) no direction inconsistent with such written request shall have been given to Administrative Agent by Required Lenders. It is understood and intended, and expressly covenanted by the taker and holder of every Note with every other taker and holder and Administrative Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the




                                                                Credit Agreement
provisions of this Section 10.9, each and every Lender and Administrative Agent shall be entitled to such relief as can be given either at law or in equity.

         10.10 Notice to Administrative Agent. Should any Event of Default or Potential Default occur and be continuing, any Lender having actual knowledge thereof shall notify Administrative Agent and Co-Borrowers of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

         10.11 Costs. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Administrative Agent or any Lender in the exercise of any Right provided in any Credit Document is payable to Administrative Agent or that Lender, as the case may be, on demand, is part of the Obligation, and bears interest at the Default Rate from the date paid by Administrative Agent or any Lender to the date repaid by any Company.

SECTION 11. ADMINISTRATIVE AGENT.

         11.1 Authorization and Action. Each Lender hereby appoints Administrative Agent as administrative, collateral, managing, and syndication agent under the Credit Documents and authorizes Administrative Agent to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to Administrative Agent by the terms of the Credit Documents, together with such powers as are reasonably incidental thereto. As to any matter not expressly provided for by this agreement (including, without limitation, enforcement or collection of the Notes), Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Lenders, and those instructions shall be binding upon all Lenders and all holders of the Notes. However, Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to this agreement or applicable Governmental Requirements. Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by Parent or Co-Borrowers pursuant to the terms of the Credit Documents. Administrative Agent also agrees to promptly distribute to each Lender copies of the items required to be delivered to Administrative Agent under Section 7.1.

         11.2 Administrative Agent's Reliance, Etc. Notwithstanding anything to the contrary in any Credit Document, neither Administrative Agent nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Credit Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Administrative Agent: (a) may treat the payee of any Note as the holder thereof; (b) may consult with legal counsel (including counsel for Co-Borrowers), independent public accountants and other experts selected by it or Co-Borrowers and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with the Credit Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of Co-Borrowers or to inspect the property (including the books and records)


                                                                Credit Agreement
of Co-Borrowers, except receipt of delivery of the items required under Sections 3.2, 4.1, 4.3, 5(a), 5(b), and 7.1; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

         11.3 Administrative Agent and Affiliates. With respect to Borrowings made by it, and the one or more Notes issued to it, the Lender which is Administrative Agent shall have the same rights and powers under this agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include the Lender which is Administrative Agent in its individual capacity. The Lender which is Administrative Agent and the Affiliates of such Lender may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Co-Borrowers, any of its Affiliates and any Person who may do business with or own securities of Co-Borrowers or any of its Affiliates, all as if such Lender were not Administrative Agent and without any duty to account therefor to Lenders.

         11.4 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender, and based on the financial statements referred to in Sections 6.6 and
7.1 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this agreement.

         11.5 INDEMNIFICATION. LENDERS SHALL INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY PARENT OR CO-BORROWERS), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY ADMINISTRATIVE AGENT UNDER THIS AGREEMENT (INCLUDING ANY OF SAME WHICH MAY RESULT FROM THE NEGLIGENCE, BUT NOT GROSS NEGLIGENCE, OF ADMINISTRATIVE AGENT). HOWEVER, NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THOSE LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS



                                                                Credit Agreement

AGREEMENT, TO THE EXTENT THAT ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY PARENT OR CO-BORROWERS.

         11.6 Successor Administrative Agent. Administrative Agent (i) may resign at any time by giving written notice thereof to Lenders and Co-Borrowers and (ii) may be removed at any time with or without cause by 100% of Lenders (other than the Lender which is Administrative Agent) and with Parent's consent, not to be unreasonably withheld. Upon any such resignation or removal, 100% of Lenders, with the consent of Parent not to be unreasonably withheld, shall have the right to appoint a successor Administrative Agent in the capacity of Administrative Agent. If no successor Administrative Agent shall have been so appointed by 100% of Lenders and reasonably approved by Parent, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial bank or savings bank organized under the laws of the United States of America or of any state thereof which has a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from any further duties, and obligations under this agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this agreement. The appointment of a successor Administrative Agent shall not release the retiring Administrative Agent from any liability it may have for any actions taken or omitted to be taken by it while it was Administrative Agent under this agreement.

         11.7 Inspection. Administrative Agent shall permit any officer, employee, or agent of Co-Borrowers, or any Lender which may so request, to visit and inspect the premises on which the custodial duties of Administrative Agent hereunder are performed, examine the books and records of Administrative Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers, accountants and auditors of Administrative Agent that are responsible therefor, all at such reasonable times and as often as Co-Borrowers or any Lender may desire.

SECTION 12. MISCELLANEOUS.

         12.1 Nonbusiness Days. Any action that is due under any Credit Document on a non-Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.



                                                                Credit Agreement

         12.2 Communications. Unless otherwise stated, a communication under any Credit Document to a party to this agreement must be written to be effective and is deemed given:

         o For Borrowing Requests, Collateral Delivery-Notices, Shipping Requests, and Release Requests, only when actually received by Administrative Agent.

         o Otherwise, if by fax, when transmitted to the appropriate fax number -- but, without affecting the date deemed given, the fax must be promptly confirmed by telephone.

         o Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

         o        Otherwise, when actually delivered.

Until changed by written notice to each other party to this agreement, the address and fax number are stated for (a) Co-Borrowers, Administrative Agent, and each initial Lender beside their names on the signature pages below, and (b) each other Lender, beside its name on Schedule 2.

         12.3 Form and Number of Documents. The form, substance, and number of counterparts of each writing to be furnished under the Credit Documents must be satisfactory to Administrative Agent and its counsel.

         12.4 Exceptions to Covenants. An exception to any Credit Document covenant does not permit violation of any other Credit Document covenant.

         12.5 Survival. All Credit Document provisions survive all closings and are not affected by any investigation made by any party.

         12.6 Governing Law. Unless otherwise stated, each Credit Document must be construed (and its performance enforced) under the laws of the State of Texas and the United States of America.

         12.7 Invalid Provisions. If any provision of a Credit Document is judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Credit Document, then, to the extent lawful, it shall be replaced by a judicially-construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

         12.8 Conflicts Between Credit Documents. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Credit Document containing additional provisions not in conflict) with the provisions of any other Credit Document.

         12.9 Discharge and Certain Reinstatement. The Companies' obligations under the Credit Documents remain in full force and effect until no Lender has any commitment to extend credit under the



                                                                Credit Agreement

Credit Documents and the Obligation is fully paid (except for provisions under the Credit Documents which by their terms expressly survive payment of the Obligation and termination of the Credit Documents). If any payment under any Credit Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Credit Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

         12.10 Amendments, Consents, Conflicts, and Waivers. An amendment of -- or an approval, consent, or waiver by Administrative Agent or by one or more Lenders under -- any Credit Document must be in writing and must be:

                  (a) Executed by Parent, Co-Borrowers, and Administrative Agent if it purports to reduce or increase any fees payable to Administrative Agent by Co-Borrowers.

                  (b) Executed by Parent, Co-Borrowers, Administrative Agent and the particular existing or new Lender if it purports (subject to Section 2.6) to increase that Lender's Commitment or add that Lender with a new Commitment and is accompanied, as applicable, by a new Warehouse Note for that Lender in the stated amount of its increased or new Commitment, as the case may be.

                  (c) Executed by Parent, Co-Borrowers, and Administrative Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Credit Document or if it purports to (i) except as otherwise stated in Section 12.10(a), extend the due date or decrease the scheduled amount of any payment under -- or reduce the rate or amount of interest, fees, or other amounts payable to Administrative Agent or any Lender under -- any Credit Document, (ii) change the definition of "Borrowing Base" (or any component of it), "Commitment", "Eligible-Mortgage Loan", "Eligible-Commercial Loan", "Eligible Lease", "Eligible-Seasoned Lease", "Eligible-Seasoned Loan", "Market Value", "Required Lenders", "Stated-Termination Date", or "Termination Percentage", (iii) change the Swing Sublimit, the Wet Sublimit, the Second-Lien Sublimit, the Seasoned Sublimit, the Commercial Loan Sublimit or the Lease Sublimit,
         (iv) amend Schedule 4.1, or (v) partially or fully release any Guaranty or any Collateral, except releases of Collateral contemplated in this agreement.

                  (d) Otherwise (i) for this agreement, executed by Parent, Co-Borrowers, Administrative Agent, and Required Lenders, or (ii) for other Credit Documents, approved in writing by Required Lenders and executed by Parent, Co-Borrowers, Administrative Agent, and any other party to that Credit Document.

No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under the Credit Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Credit Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.



                                                                Credit Agreement

         12.11 Multiple Counterparts. Any Credit Document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document. This agreement is effective when counterparts of it have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, Parent, and Co-Borrowers, or, in the case only of those Lenders, when Administrative Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Administrative Agent a counterpart of it.

         12.12 Parties. This agreement binds and inures to Parent, Co-Borrowers, each Lender, Administrative Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

                  (a) Assignment by Companies; Assumptions by New Companies. No Company may assign any Rights or obligations under any Credit Document without first obtaining the written consent of Lenders.

                  (b) Assignment by Lender. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights and obligations under the Credit Documents either (i) to a Federal Reserve Bank without the consent of any party to this agreement, so long as that Lender is not released from its obligations under the Credit Documents, or (ii) in the ordinary course of its lending business and in accordance with all Governmental Requirements and with Section 12.13 or 12.14, so long as
         (A) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of Parent, Co-Borrowers, and Administrative Agent, which may not be unreasonably withheld, must be first obtained, (B) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on a ratable basis according to their Commitment Percentages, (C) neither Parent, Co-Borrowers, nor Administrative Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, and (D) if the Participant or Purchaser is organized under the Governmental Requirements of any jurisdiction other than the United States of America or any of its states, it complies with Section 3.13.

                  (c) Otherwise Void. Any purported assignment, pledge, or other transfer in violation of this section is void from the beginning and not effective.

         12.13 Participations. Subject to Section 12.12(b) and this section, a Lender may at any time sell to one or more Persons (each a "Participant") participating interests in its Commitment and its share of the Obligation.

                  (a) Additional Conditions. For each participation (i) the selling Lender must remain -- and the Participant may not become -- a "Lender" under this agreement, (ii) the selling Lender's obligations under the Credit Documents must remain unchanged, (iii) the selling Lender



                                                                Credit Agreement
         must remain solely responsible for the performance of those obligations, (iv) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Credit Documents, and (v) Parent, Co-Borrowers and Administrative Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

                  (b) Participant Rights. The selling Lender may obtain for each of its Participants the benefits of the Credit Documents related to participations in its share of the Obligation, but Co-Borrowers are never obligated to pay any greater amount than would be due to the selling Lender under the Credit Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Credit Documents, except certain permitted voting Rights described below.

                  (c) Participation Agreements. An agreement for a participating interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or waiver under any Credit Document related to the matters in Section 12.10(c) if it also provides for a voting mechanism that a majority of that selling Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that selling Lender or participated), controls the vote for that selling Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person, except any Lender or its Affiliates.

         12.14 Transfers. Subject to Section 12.12(b) and this section, a Lender may at any time sell to one or more financial institutions (each a "Purchaser") all or part of its Rights and obligations under the Credit Documents.

                  (a) Additional Conditions. The sale (i) must be accomplished by the selling Lender and Purchaser executing and delivering to Administrative Agent and Co-Borrowers an Assignment and Assumption Agreement, (ii) must be in an amount not less than $5,000,000 (unless such sale is an assignment of all of a Lender's Rights and obligations under the Credit Documents, and (iii) may not occur until the selling Lender pays to Administrative Agent an administrative-transfer fee of $3,500.

                  (b) Procedures. Upon satisfaction of the foregoing conditions and as of the Effective Date in the Assignment and Assumption Agreement, which may not be before delivery of that document to Administrative Agent and Co-Borrowers, then (i) a Purchaser is for all purposes a Lender party to -- with all the Rights and obligations of a Lender under -- this agreement, with a Commitment as stated in the Assignment and Assumption Agreement, (ii) the selling Lender is released from its obligations under the Credit Documents to a corresponding extent, (iii) Schedule 2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced Commitment of the selling Lender, and Administrative Agent shall deliver to Co-Borrowers and Lenders an amended Schedule 2 reflecting those changes, (iv) Co-Borrowers shall execute and deliver to each of the selling Lender and the Purchaser a Warehouse


                                                                Credit Agreement

         Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Warehouse Notes under clause (iv) above, the selling Lender shall return to Co-Borrowers all Warehouse Notes previously delivered to it under this agreement, and
         (vi) the Purchaser is subject to all the provisions in the Credit Documents, the same as if it were a Lender that executed this agreement on its original date.

         12.15 VENUE, SERVICE OF PROCESS, AND JURY TRIAL. PARENT AND CO-BORROWERS, FOR THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVE ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM OR ANY OBJECTION TO VENUE, (D) CONSENT TO THE SERVICE OF PROCESS OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREE THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY CREDIT DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY CREDIT DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. PARENT AND CO-BORROWERS ACKNOWLEDGE THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAVE ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. PARENT AND CO-BORROWERS FURTHER WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THESE WAIVERS WITH THEIR LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY AGREE TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Credit Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

         12.16 Limitation of Liability. Neither Administrative Agent nor any Lender shall be liable to any Company for any amounts representing indirect, special, or consequential damages suffered by any Company, except where such amounts are based substantially on gross negligence or willful or unlawful misconduct by Administrative Agent or any Lender, but then only to the extent any damages resulting from

                                                                Credit Agreement
such willful misconduct are covered by Administrative Agent's and the other Lenders' fidelity bond or other insurance.

         12.17 Confidentiality.

                  (a) Confidential Information. As used in this section, the term "confidential information" (i) includes all written, verbal, and electronic information provided by Parent or any Co-Borrower to Administrative Agent or any Lender pertaining to Parent's or any Co-Borrower's business plans and practices, financial condition, operations, trade secrets, customer lists, studies, analyses, compilations, or operations, but (ii) excludes (A) information that at the time of disclosure has been published or otherwise in the general public domain through no breach of this section by the applicable party, (B) information that is independently developed by or for Administrative Agent or any Lender without the use of any Confidential Information provided by Parent or a Co-Borrower, (C) information required to be disclosed pursuant to a valid and proper requirement of a Governmental Authority so long as, if not prohibited, Parent or a Co-Borrower is notified before disclosure.

                  (b) Permitted Disclosures. Notwithstanding anything to the contrary in this Section 12.17, Confidential Information may be disclosed (i) to regulators or pursuant to subpoena or other legal process, (ii) as may be required under applicable law, (iii) to a Lender's counsel, auditors, accountants and affiliates and (iv) to transferees who agree to maintain confidentiality with respect to such Confidential Information to the same extent provided for in this
         Section 12.17. Any such disclosure shall not require any investigation or examination by any Lender as to whether that disclosure is pursuant to a valid and proper requirement and a Lender shall not be in breach of this Section 12.17 if any such disclosure should be determined to not be pursuant to a valid and proper requirement. Notwithstanding the notification requirements contained in this Section 12.17, notification of any disclosure of Confidential Information shall not be required if such disclosure is to a regulator or in the event such notification is prohibited.

                  (c) Non-Disclosure. Administrative Agent and each Lender shall hold the Confidential Information in accordance with its customary procedures for holding confidential information of this nature and in accordance with safe and sound banking practices and, except as described below or above, shall not disclose, publish or disseminate the Confidential Information to any third party without prior written consent of an officer of Parent. Administrative Agent and each Lender may disclose the Confidential Information to any of its Representatives or Affiliates with a need to know that Confidential Information.

                  (d) Use of Information. Administrative Agent and each Lender shall use Confidential Information solely in connection with the Credit Documents and all transactions related to them.

         12.18 ENTIRE AGREEMENT. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THE CREDIT DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

                                                                Credit Agreement

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS


                                                                Credit Agreement

         EXECUTED as of the date first stated in this agreement.

(address)

American Business Credit, Inc.              AMERICAN BUSINESS CREDIT, INC., as
BalaPointe Office Centre                    a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                     By   _______________________________
         Chief Financial Officer                 Name: _________________________
Tel:  610/668-2440                               Title: ________________________
Fax:  610/668-1132


(address)

HomeAmerican Credit, Inc.                   HOMEAMERICAN CREDIT, INC., as a
BalaPointe Office Centre                    Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin
         Chief Financial Officer            By   _______________________________
Tel:  610/668-2440                               Name: _________________________
Fax:  610/668-1132                               Title: ________________________



                              Signature Page 1 of 3             Credit Agreement
                                 Signature Pages

(address)

American Business Leasing, Inc.             AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centre                    as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                     By _________________________________
         Chief Financial Officer               Name: ___________________________
Tel:  610/668-2440                             Title: __________________________
Fax:  610/668-1132


(address)

American Business Financial Services, Inc. AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                   SERVICES, INC., as Parent
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                    By _________________________________
         Chief Financial Officer              Name: ___________________________
Tel:  610/668-2440                            Title: __________________________
Fax:  610/668-1132



(address)

Texas Commerce Bank National Association   TEXAS COMMERCE BANK NATIONAL
P.O. Box 337                               ASSOCIATION, as Administrative Agent
Hurst, Texas 76053-0337                    and a Lender
Attn:    Pam Skinner
Tel:  (817) 656-6768
Fax:  (817) 656-6763                       By: _________________________________
                                               Pamela E. Skinner, Vice President


(address)


The Bank of New York                       THE BANK OF NEW YORK
One Wall Street, 17th Floor
New York, New York 10286
Attn: Patricia Dominus                     By _________________________________
Tel: (212) 635-6467                           Name: ___________________________
Fax: (212) 635-6468                           Title: __________________________



                             Signature Page 2 of 3              Credit Agreement
                                 Signature Pages

(address)

CoreStates Bank, N.A.                      CORESTATES BANK, N.A.
1-8-11-24
1339 Chestnut Street
Philadelphia, Pennsylvania 19101            By _________________________________
Attn: David D'Antonio                          Name: ___________________________
Tel: (215) 973-7038                           Title: __________________________
Fax: (215) 786-7704


(address)

Firstrust Bank                              FIRSTRUST BANK
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                    By _________________________________
Tel: (215) 728-8449                            Name: ___________________________
Fax: (215) 728-8767                            Title: __________________________



(address)

National City Bank                          NATIONAL CITY BANK
421 West Market Street
Louisville, Kentucky 40202
Attn: Michael Nicholson                     By _________________________________
Tel: (502) 581-6744                            Name: ___________________________
Fax: (502) 581-4154                            Title: __________________________










                             Signature Page 3 of 3              Credit Agreement
                                 Signature Pages

                                   EXHIBIT A-1

                                 WAREHOUSE NOTE

$________________                                                  July 31, 1997


         FOR VALUE RECEIVED, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (collectively, "Makers"), jointly and severally promise to pay to the order of ________________________________ ("Payee") that portion of the principal amount of $__________ that may from time to time be disbursed and outstanding under this note together with interest.

         This note is a "Warehouse Note" under the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of the date of this note, between Makers, American Business Financial Services, Inc., a Delaware corporation, Lenders, and Texas Commerce Bank National Association as Administrative Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used (unless otherwise defined) in this note.

         This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the Termination Date. Principal and interest are payable to the holder of this note through Administrative Agent at either (a) its offices at 712 Main Street, Houston, Texas 77002, or (b) at any other address so designated by Administrative Agent in written notice to Makers.

         This note incorporates by reference all other provisions in the Credit Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after an Event of Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Makers and other obligors, assurances and security, choice of Texas and United States federal laws, usury savings, and other matters applicable to Credit Documents under the Credit Agreement.

                                      AMERICAN BUSINESS CREDIT, INC.,
                                      HOMEAMERICAN CREDIT, INC., and
                                      AMERICAN BUSINESS LEASING, INC.,
                                      as Makers


                                      By _______________________________________
                                         Name: _________________________________
                                         Title:_________________________________

                                                                     Exhibit A-1
                                        1

                                   EXHIBIT A-2

                                   SWING NOTE

$30,000,000                                                        July 31, 1997


         FOR VALUE RECEIVED, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (collectively, "Makers"), jointly and severally promise to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Payee") that portion of the principal amount of $30,000,000 that may from time to time be disbursed and outstanding under this note together with interest.

         This note is the "Swing Note" under the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of the date of this note, between Makers, American Business Financial Services, Inc., a Delaware corporation, Lenders, and Texas Commerce Bank National Association as Administrative Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used (unless otherwise defined) in this note.

         This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the Termination Date. Principal and interest are payable to the holder at either (a) its offices at 712 Main Street, Houston, Texas 77002, or (b) at any other address so designated by the holder of this note in written notice to Makers.

         This note incorporates by reference all other provisions in the Credit Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after an Event of Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Makers and other obligors, assurances and security, choice of Texas and United States federal laws, usury savings, and other matters applicable to Credit Documents under the Credit Agreement.

                                      AMERICAN BUSINESS CREDIT, INC.,
                                      HOMEAMERICAN CREDIT, INC., and
                                      AMERICAN BUSINESS LEASING, INC.,
                                      as Makers


                                      By _______________________________________
                                         Name: _________________________________
                                         Title:_________________________________



                                                                     Exhibit A-2

                                    EXHIBIT B

                                    GUARANTY


         THIS GUARANTY is executed as of July 31, 1997, by AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Guarantor"), for the benefit of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association in its capacity as Administrative Agent for the Lenders now or in the future party to the Credit Agreement described below ("Administrative Agent").

         AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and AMERICAN BUSINESS LEASING, INC.,, a Pennsylvania corporation ("Co-Borrowers"), American Business Financial Services, Inc., Administrative Agent, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of the date of this guaranty. The execution and delivery of this guaranty are requirements to Administrative Agent's and Lenders' execution of the Credit Agreement, are integral to the transactions contemplated by the Credit Documents, and are conditions precedent to Lenders' obligations to extend credit under the Credit Agreement.

         ACCORDINGLY, for adequate and sufficient consideration, Guarantor agrees with Administrative Agent and Lenders as follows:

         1. Definitions. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this guaranty. As used in this guaranty:

         Administrative Agent is defined in the preamble to this guaranty and includes its successor appointed under the Credit Documents and acting as Administrative Agent for Lenders under the Credit Documents.

         Co-Borrowers is defined in the recitals to this guaranty and includes, without limitation, each Co-Borrower, each Co-Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for any Co-Borrower or for all or substantially all of any Co-Borrower's assets under any Debtor Law.

         Credit Agreement is defined in the recitals to this guaranty.

         Guaranteed Debt means the Obligation and all present and future costs, attorneys' fees, and expenses incurred by Administrative Agent or any Lender to enforce any Co-Borrower's, Guarantor's, or any other obligor's payment of any of the Obligation, including, without limitation, all present and future amounts that would become due but for the operation of ss. 502 or ss. 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Company voluntarily or involuntarily becomes subject to any Debtor Law).

         Guarantor is defined in the preamble to this guaranty.


                                                                       Exhibit B

         Subordinated Debt means all present and future obligations of any Co-Borrower to Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to Guarantor, (c) held by or are to be held by Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

         2. Guaranty. Guarantor guarantees to Administrative Agent and Lenders the prompt payment of the Guaranteed Debt when due and at (and at all times after) maturity (by acceleration or otherwise). This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of Guarantor with respect to the Guaranteed Debt incurred after that time except as provided in the next sentence. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed and all commitments to extend any credit under the Credit Agreement have terminated, subject to reinstatement as provided for in Section 8. Guarantor may not rescind or revoke its obligations with respect to the Guaranteed Debt.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and Lenders that (a) Guarantor has the corporate power and authority to execute, deliver, and perform this guaranty, which execution, delivery, and performance has been authorized by all necessary corporate action, does not violate any provision of its charter, articles of incorporation or bylaws, any Governmental Requirement or any agreement by which Guarantor or any of its assets is bound and does not result in the creation or imposition of any Lien on any asset of Guarantor, except for any Lender Liens, (b) the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as Guarantor's liability under this guaranty, and that liability may reasonably be expected to directly or indirectly benefit Guarantor, (c) this guaranty constitutes a legal and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity, (d) all financial statements and other information about Guarantor's financial condition and cash flow are true and correct in all material respects and fairly present Guarantor's financial condition, cash flows and material liabilities, and (e) the aggregate fair market value of Guarantor's assets exceeds its liabilities, Guarantor has sufficient cash flow to enable it to pay its Debts as they mature, and Guarantor does not have unreasonably small capital to conduct its businesses.

         4. Cumulative Rights. If Guarantor becomes liable for any indebtedness owing by any Co-Borrower to Administrative Agent or any Lender, other than under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Administrative Agent or Lenders under this guaranty are cumulative of any and all other Rights that Administrative Agent or Lenders may ever have against Guarantor. The exercise by Administrative Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

         5. Payment Upon Demand. If an Event of Default exists, Guarantor shall -- on demand and without further notice of dishonor and without any notice having been given to Guarantor previous to that demand of either the acceptance by Administrative Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed Debt -- pay the amount of the Guaranteed Debt then due and payable to Administrative Agent and Lenders. It is not necessary for Administrative Agent or Lenders, in order to enforce that payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against any Co-Borrower or others liable on that indebtedness or to enforce Rights against any collateral securing that indebtedness.


                                                                       Exhibit B

         6. Subordination. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Guarantor agrees not to accept any payment of any Subordinated Debt from any Company if an Event of Default exists until this guaranty terminates as provided in Paragraph 2. If Guarantor receives any payment of any Subordinated Debt in violation of the foregoing at a time when any Guaranteed Debt is outstanding, then Guarantor shall hold that payment in trust for Administrative Agent and Lenders and promptly turn it over to Administrative Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

         7. Subrogation and Contribution. Guarantor may not assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Administrative Agent or Lenders or any other beneficiary against any Co-Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against any Co-Borrower or any other obligor on any Guaranteed Debt or guarantor of it until the Guaranteed Debt is paid and performed in full and all commitments to extend any credit under the Credit Agreement have terminated. Subject to the foregoing, Guarantor irrevocably waives all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common law, or otherwise) and waives the benefit of, and any Right to participate in, any collateral or other security given to Administrative Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt. Upon payment and performance by Guarantor of the Guaranteed Debt in full and termination of all commitments to extend credit under the Credit Agreement, any waivers in this Section 7 shall become void and Administrative Agent shall assign to Guarantor its rights to any collateral or security for the Guaranteed Debt.

         8. No Release. Guarantor's obligations under this guaranty may not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation except upon payment and performance of the Guaranteed Debt in full and termination of all commitments to extend credit under the Credit Agreement; (d) the modification of, or waiver of compliance with, any terms of any other Credit Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any party at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or com promise that may be granted or given by Administrative Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Administrative Agent or any Lender to notify Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Administrative Agent or any Lender against any Co-Borrower or any new agreement between Administrative Agent, any Lender, and any Co-Borrower, it being understood that neither Administrative Agent nor any Lender is required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantor elsewhere in this guaranty or the Credit Agreement; (i) the unenforceability of any Guaranteed Debt against any party because it exceeds the amount permitted by any Governmental Requirement, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Administrative Agent or Lenders is held to




                                                                       Exhibit B
constitute a preference under any Debtor Law or for any other reason Administrative Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

         9. Waivers. To the extent permitted by law, Guarantor waives all Rights by which it might be entitled to require suit on an accrued Right of action in respect of any Guaranteed Debt or require suit against any Co-Borrower or others, whether arising under ss. 34.02 of the Texas Business and Commerce Code, as amended (regarding its Right to require Administrative Agent or Lenders to sue any Co-Borrower on any accrued Right of action following its written notice to Administrative Agent or Lenders), ss. 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against any Co-Borrower, but precluding entry of judgment against it before entry of judgment against any Company), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Administrative Agent or Lenders to join any Co-Borrower in any suit against it unless judgment has been previously entered against any Co-Borrower), or otherwise.

         10. Credit Agreement Provisions. Guarantor acknowledges that certain
(a) representations and warranties in Section 6 the Credit Agreement are applicable to Guarantor and confirms that each such representation and warranty is true and correct, and (b) covenants and other provisions in Sections 7, 8, 9, and 10 and elsewhere in the Credit Agreement are applicable to Guarantor or are imposed upon Guarantor and agrees to promptly and properly comply with or be bound by each of them.

         11. Reliance and Duty to Remain Informed. Guarantor confirms that it has executed and delivered this guaranty after reviewing the terms and conditions of the Credit Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Guarantor confirms that it has made its own independent investigation with respect to Co-Borrowers' creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Administrative Agent or any Lender as to that creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Co-Borrowers and any circumstances affecting any Co-Borrower's ability to perform under the Credit Documents to which it is a party or any collateral securing any Guaranteed Debt.

         12. No Reduction. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of any Co-Borrower, Guarantor or any other party against Administrative Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

         13. Bankruptcy or Death. If Guarantor becomes insolvent, fails to pay Guarantor's debts generally as they become due, voluntarily seeks (or consents to or acquiesces in) any benefits of any Debtor Law, or becomes a party to (or is made the subject of) any proceeding under any Debtor Law (other than as a creditor or claimant) that could reasonably likely suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender under this guaranty, then, in any such event, the Guaranteed Debt is automatically (as between Guarantor, Administrative Agent, and Lenders), a fully matured, due, and



                                                                       Exhibit B
payable obligation of Guarantor to Administrative Agent and Lenders (without regard to whether any Co-Borrower is then in default under the Credit Agreement or whether any of the Obligation is then due and owing by any Co-Borrower), payable in full (i.e., the estimated amount owing in respect of the contingent claim created under this guaranty) by Guarantor to Administrative Agent and Lenders upon demand.

         14. Credit Document. This guaranty is a Credit Document and is subject to the applicable provisions of Sections 1 and 12 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

         15. Communications. For purposes of Section 12.2 of the Credit Agreement, Guarantor's address and telecopy number is set forth beside its signature on the signature page of this guaranty.

         16. Amendments, Etc. No amendment, waiver, or discharge to or under this guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 12.10 of the Credit Agreement.

         17. ENTIRETY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         18. Administrative Agent and Lenders. Administrative Agent is the agent for each Lender under the Credit Agreement. All Rights granted to Administrative Agent under or in connection with this guaranty are for each Lender's ratable benefit. Administrative Agent may, without the joinder of any Lender, exercise any Rights in Administrative Agent's or Lenders' favor under or in connection with this guaranty. Administrative Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, Guarantor is not required to inquire about any such agreement or be subject to any terms of it unless Guarantor specifically joins it. Therefore, neither Guarantor nor its heirs, personal representatives, successors, or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

         19. Parties. This guaranty benefits Administrative Agent, Lenders, and their respective successors and assigns and binds Guarantor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Administrative Agent under this guaranty automatically vest in that new Administrative Agent as successor Administrative Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Administrative Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]

                                                                       Exhibit B

         EXECUTED as of the date first stated in this guaranty.

(address and telecopy number)              AMERICAN BUSINESS FINANCIAL SERVICES,
                                           INC., as Guarantor
BalaPointe Office Centre
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                    By  _________________________________
         Chief Financial Officer               Name: ___________________________
Tel:  610/668-2440                             Title:___________________________
Fax:  610/668-1132

         Administrative Agent executes this guaranty in acknowledgment of Paragraph 17 above.


                                           TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION, as Administrative Agent

                                           By  _________________________________
                                               Pamela E. Skinner, Vice President

                                 Signature Page                         Guaranty

                                   EXHIBIT C-1

                               SECURITY AGREEMENT

         THIS AGREEMENT is entered into as of July 31, 1997, between AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (whether one or more, "Debtor"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Administrative Agent (in that capacity, "Secured Party") for Lenders.

          Debtor, Parent, Lenders, and Administrative Agent have entered into the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of the date of this security agreement. As a continuing inducement to the Lenders to extend credit to Debtor under the Credit Agreement (and as a condition precedent to that credit) Debtor is executing and delivering this agreement for the benefit of Lenders and Secured Party.

         ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Credit Agreement or the UCC have the same meanings when used in this agreement, and (b) to the extent permitted by any Governmental Requirement, if in conflict (i) the definition of a term in the Credit Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

         Collateral is defined in Section 2.2 of this agreement.

         Debtor is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

         Obligor means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, lease, issuer of securities, or otherwise).

         Secured Party is defined in the preamble to this agreement and includes its successor appointed and acting as Administrative Agent for Lenders under the Credit Documents.

         Security Interest means the security interest granted and the pledge and assignment made under Section 2.1 of this agreement, which is a Lender Lien under the Credit Agreement.

SECTION 2. SECURITY INTEREST AND COLLATERAL.

         2.1 Security Interest. To secure the full payment and performance of the Obligation, Debtor grants to Secured Party for the benefit of Lenders a security interest in the Collateral and pledges and assigns the Collateral to the Secured Party for the benefit of Lenders, all upon and subject to the terms and





                                                                     Exhibit C-1
conditions of this agreement. The grant of the Security Interest does not subject the Secured Party or any Lender to the terms of any Collateral Document or in any way transfer, modify, or otherwise affect (a) any of Debtor's obligations with respect to any Collateral or (b) the Lender Liens.

         2.2 Collateral. As used in this agreement, the term "Collateral" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by any Credit Document.

         o Mortgage Loans, Commercial Loans, and Leases (collectively, the "Pledged Assets") from time to time identified by Debtor to Secured Party as Collateral.

         o All Collateral Documents in any way related to any Pledged Asset identified as Collateral -- including, without limitation, all promissory notes evidencing and all mortgages, deeds of trust, trust deeds, or security agreements securing those Pledged Assets -- whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

         o Take-Out Commitments, if any, held by Debtor for any Pledged Assets identified as Collateral, Rights to deliver those Pledged Assets to the investors or other purchasers under those Take-Out Commitments, and all proceeds resulting from the sale of any of those Pledged Assets under those Take-Out Commitments.

         o Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure or issued by VA to guarantee -- any Pledged Assets identified as Collateral.

         o Security of any kind pledged by a mortgagor or debtor for any Pledged Asset identified as Collateral.

         o Casualty insurance assigned to Debtor in connection with any Pledged Asset identified as Collateral.

         o Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under
                  Section 4.5 of the Credit Agreement until purchased and paid for by that investor or (b) for correction under Section 4.6 of the Credit Agreement.

         o The Note Payment Accounts and all amounts deposited in them or represented by them.

         o Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral including without limitation all equipment and other property covered by any Lease Collateral.

         o Pledged deposits or securities pledged to Administrative Agent for Lenders as additional security for repayment of the Obligation.


                                                                     Exhibit C-1

         o All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any other Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Pledged Asset identified as Collateral.

         o        Cash and noncash proceeds of any Collateral.

SECTION 3. REPRESENTATIONS AND WARRANTIES. By entering into this agreement, and by each subsequent delivery of additional Collateral under this agreement, Debtor reaffirms the representations and warranties contained in the Credit Agreement. Debtor further represents and warrants to Secured Party for Lenders as follows:

         3.1 Concerning the Collateral. All Collateral (a) is genuine and in all respects what it purports to be, (b) is, to Debtor's best knowledge, the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor Laws), (c) is, to Debtor's best knowledge, free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if a Mortgage Loan or a Commercial Loan, was originated and is in compliance with all Governmental Requirements (including, without limitation, all Governmental Requirements relating to usury, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Truth in Lending Act, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and all applicable federal and state consumer protection Governmental Requirements, (e) if a Take-Out Commitment or other contract, is in full force and effect without any material default having occurred by any party to it, and (f) conforms to the applicable requirements of eligibility under
Schedule 4.1 to the Credit Agreement.

         3.2 Ownership and Priority. Debtor has full legal and beneficial ownership of all Collateral, free and clear of all Liens except Permitted Liens.

         3.3 Creation and Perfection. The Security Interest is created and perfected on (a) each promissory note that evidences a Mortgage Loan or Commercial Loan identified as Collateral and that is delivered to Secured Party,
(b) each promissory note that evidences a Mortgage Loan or Commercial Loan identified by Debtor to Secured Party as supporting a Wet Borrowing for 21 days after the Borrowing Date for that Borrowing, (c) each Lease delivered to Secured Party, (d) all Collateral shipped to any Approved Investor under Section 4.5 of the Credit Agreement (and the Security Interest continues to be perfected until Secured Party receives payment under that section), (e) all Collateral shipped to Debtor for correction under Section 4.6 of the Credit Agreement (and the Security Interest continues to be perfected for 21 days after that shipment),
(f) the Note Payment Account immediately upon establishment of that account with Secured Party, and (g) all other Collateral upon the filing of the financing statements provided for in the Credit Documents.

SECTION 4. COVENANTS. Until all commitments by Secured Party and Lenders to extend credit under the Credit Agreement have been canceled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party for Lenders as follows:

                                                                     Exhibit C-1

         4.1 Concerning the Collateral. Debtor (a) shall fully perform all of its duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtor's expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party for the benefit of Lenders all Collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Documents to Secured Party as required by this agreement) and mark that Collateral on Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under Section 4.3 below, Debtor shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which is subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, (f) shall not, except in the ordinary course of business, compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged or leased property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, trust deed, security agreement, or lease securing or underlying any Collateral, and (g) shall not agree to the amendment, termination, or substitution of a Take-Out Commitment, if any, covered by the Security Interest if that amendment, termination, or substitution would be a Material-Adverse Event.

         4.2 Insurance. Debtor shall keep the Collateral fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest (on behalf of Lenders) may appear.

         4.3 Collections. Debtor shall, at its sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary to obtain payment, when due and payable, of all amounts due or to become due from Obligors with respect to any Collateral. Debtor may not agree to any rebate, refund, compromise, or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in the ordinary course of business.

                  (a) No Event of Default. While no Event of Default exists, Debtor shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of its business.

                  (b) Event of Default. While an Event of Default exists, and upon the request of Secured Party, Debtor shall (i) notify and direct each Obligor to make payments on the Collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments it receives in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as Collateral under this agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligation, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable guide or servicing contract.


                                                                     Exhibit C-1

         4.4 Concerning Debtor. Without first giving Secured Party 30 days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, Debtor may not (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Credit Agreement, (b) relocate its chief executive offices or principal place of business, or (c) move or surrender possession of its books and records regarding the Collateral. Debtor may not directly or indirectly dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of the Collateral, except for sales or other dispositions of Collateral by Debtor in the ordinary course of business and subject to Section 4 of the Credit Agreement.

SECTION 5. EVENTS OF DEFAULT AND REMEDIES. If an Event of Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Credit Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party or any Lender under the Credit Documents.

         5.1 Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

         5.2 Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Section 5 in the order and manner specified in Section 3.5 of the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6. OTHER RIGHTS.

         6.1 Performance. If Debtor fails to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this agreement, or otherwise fails to perform any of its obligations under any Credit Documents or Collateral Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Credit Documents or


                                                                     Exhibit C-1

Collateral Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

         6.2      Collection.

                  (a) Actions. When Secured Party is entitled under Section 4.3 above to make collection on any Collateral, it may in its own name or in the name of Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound (to the extent lawful), and give acquittance for any and all amounts due or to become due with respect to Collateral,
         (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this agreement, and (viii) authorize any servicer in respect of any Collateral to any one or more of the foregoing on Secured Party's behalf.

                  (b) Other Matters. Only when Secured Party is entitled under
         Section 4.3 above to make collection on any Collateral, if any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, to the extent permitted by law, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtor to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

         6.3 Power of Attorney. Subject to the qualifications below, Debtor irrevocably appoints Secured Party -- acting on behalf of Lenders -- as its attorney-in-fact (with full power of substitution) for, on behalf of, and in the name of Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Mortgage Loan or Commercial Loan, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Mortgage Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral,
(d) take all necessary and appropriate action with respect


                                                                     Exhibit C-1
to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign Debtor's name wherever appropriate to effect the performance of this agreement and the Credit Agreement. This section shall be construed to give the greatest latitude permitted by law to Secured Party's power as the Debtor's attorney-in-fact to collect, sell, and deliver any Collateral and all other documents relating to it. The powers and authorities conferred on Secured Party in this section (w) are discretionary and not obligatory on the part of Secured Party, (x) may be exercised by Secured Party through any Person who, at the time of the execution of a particular document, is an officer of Secured Party, (y) may not be exercised by Secured Party unless an Event of Default exists and only throughout the duration and continuation thereof, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until -- and all Persons dealing with Secured Party, any of its officers acting under this section, or any substitute are fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Secured Party that -- all commitments under the Credit Agreement to extend credit under the Credit Agreement have been terminated or canceled and the Obligation is fully paid and performed.

SECTION 7. MISCELLANEOUS.

         7.1 Miscellaneous. Because this agreement is a "Credit Document" referred to in the Credit Agreement, the provisions relating to Credit Documents in Sections 1 and 12 of the Credit Agreement are incorporated into this agreement by reference the same as if included in this agreement verbatim.

         7.2 Term. This agreement terminates upon full payment and performance of the Obligation. No Obligor is ever obligated to make inquiry of the termination of this agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

         7.3 Matters Not Relevant. The Security Interest, Debtor's obligations, and Secured Party's and Lenders' Rights under this agreement are not released, diminished, impaired, or adversely affected by any one or more of the following:
(a) Secured Party's or any Lender taking or accepting any additional -- or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation; (c) the modification or assignment of -- or waiver of compliance with -- any other Credit Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension, or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (other than the defense of full and final payment and performance of the Obligation) of Debtor or any other Person against Secured Party or any Lender;
(h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted by any Governmental Requirement, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party or any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor, Secured Party, or any Lender of their acceptance of this agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor



                                                                     Exhibit C-1
waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligation other than as specifically provided in this agreement.

         7.4 Waivers. Except to the extent expressly otherwise provided in the Credit Documents, Debtor waives (a) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party or any Lender may have, and (b) all Rights of marshaling in respect of the Collateral.

         7.5 Financing Statement. Secured Party may, at any time, file this agreement or a carbon, photographic, or other reproduction of this agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

         7.6 Parties. This agreement binds and inures to Debtor, Secured Party, and each Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this agreement.

                  (a) Assignments. Debtor may not assign any Rights or obligations under this agreement without first obtaining the written consent of Secured Party and all Lenders. Secured Party's Rights under this agreement may be assigned to any successor agent appointed under the Credit Agreement. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights under this agreement to any participant or transferee permitted by the Credit Agreement.

                  (b) Secured Party. Secured Party is the agent for each Lender. Secured Party may, without the joinder of any Lender, exercise any Rights in favor of any of them under this agreement. The Rights of Secured Party and Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtor nor its successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

         7.7 Entire Agreement. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]


                                                                     Exhibit C-1

         EXECUTED as of the date first stated above.

AMERICAN BUSINESS CREDIT, INC.,         TEXAS COMMERCE BANK NATIONAL
HOMEAMERICAN CREDIT, INC., and          ASSOCIATION, as Administrative Agent and
AMERICAN BUSINESS LEASING, INC.,        as Secured Party
as a Debtor


By __________________________________   By __________________________________
   Name: ____________________________       Pamela E. Skinner, Vice President
   Title:____________________________





                                 Signature Page               Security Agreement

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                 901 Main Street, Suite 3100
FILED RETURN TO:                                            Dallas, Texas  75202
                                     Attention: Peggy J. Zipper, Legal Assistant



                                   EXHIBIT C-2

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

================================================================================

DEBTOR'S NAME AND MAILING ADDRESS:     American Business Leasing, Inc.
                                       BalaPointe Office Centre
                                       111 Presidential Boulevard, Suite 215
                                       Bala CynWyd, Pennsylvania 19004

                                       Fed Tax ID #:____________________
________________________________________________________________________________

SECURED PARTY'S NAME AND MAILING       Texas Commerce Bank National Association,
ADDRESS:                               Administrative Agent(1)
                                       P.O. Box 337
                                       Hurst, Texas 76053-0337
________________________________________________________________________________
FOR FILING OFFICER:
================================================================================

   THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY
                                     DEBTOR
                               (THE "COLLATERAL"):

Terms defined on Schedule 1 attached to this financing statement have the same meanings when used below:

         o Mortgage Loans, Commercial Loans, and Leases (collectively, the "Pledged Assets") identified from time to time to Secured Party as Collateral.

         o All Collateral Documents in any way related to any Pledged Asset identified as Collateral -- including, without limitation, all promissory notes evidencing and all mortgages, deeds of trust, trust deeds or security agreements securing those Pledged Assets -- whether deposited with or held by or for Secured Party under the Credit Documents, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

         o Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure or issued by VA to guarantee -- any Pledged Assets identified as Collateral.

         o Security of any kind pledged by a mortgagor or debtor for any Pledged Asset identified as Collateral.

         o Casualty insurance assigned to Debtor in connection with any Pledged Asset identified as Collateral.

_____________________
(1) Secured Party is serving as Administrative Agent under the Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity on behalf of Lenders.


                                                                     Exhibit C-2

         o Take-Out Commitments held by Debtor for any Pledged Assets identified as Collateral, Rights to deliver those Pledged Assets to the investors or other purchasers under those Take-Out Commitments, and all proceeds resulting from the sale of any of those Pledged Assets under those Take-Out Commitments.

         o Any Collateral otherwise described in this financing statement that may from time to time be shipped (a) to an investor under
                  Section 4.5 of the Credit Agreement until purchased and paid for by that investor or (b) to Debtor for correction under
                  Section 4.6 of the Credit Agreement.

         o The Note Payment Accounts and all amounts deposited in them or represented by them.

         o Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral including without limitation all equipment and other property covered by any Lease Collateral.

         o Pledged deposits or securities pledged to Administrative Agent for Lenders as additional security for repayment of the indebtedness under the Credit Agreement.

         o All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any other Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Pledged Asset identified as Collateral.

         o        Cash and noncash proceeds of any Collateral.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.]




                                                                     Exhibit C-2

                                         DEBTOR:

                                         AMERICAN BUSINESS LEASING, INC.

                                         By ____________________________________
                                            Name: ______________________________
                                            Title:______________________________



                                 Signature Page              Financing Statement

                                   SCHEDULE I

                   Definitions Attached to Financing Statement
                      from _________________, as Debtor, to
Texas Commerce Bank National Association, Administrative Agent, as Secured Party


         "Administrative Agent" means, at any time, Texas Commerce Bank National Association (or its successor appointed under Section 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Credit Documents.

         "Collateral Documents" means the documents and other items described on
Schedule 4.3 of the Credit Agreement and required to be delivered to Administrative Agent under Section 4.3 of the Credit Agreement.

         "Credit Documents" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement, including without limitation the Notes, the Guaranties and the Security Agreement, (b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation (other than assignments), and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

         "Event of Default" is defined in Section 10.1 of the Credit Agreement.

         "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Development.

         "Lease" means an agreement evidencing the transfer of the right to possession and use of goods for a term in return for consideration, other than
(a) a sale on approval, return, or otherwise and (b) a retention or creation of a security interest except as a protective filing in the event the lease is construed under the UCC or other applicable law to create a security interest.

         "Lease Collateral" means all Leases and related Collateral Documents offered as Collateral under the Credit Documents.

         "Lenders" means the financial institutions (including, without limitation, the entity which is Administrative Agent in respect of its share of Borrowings) named on Schedule 2 of the Credit Agreement or on the most-recently-amended Schedule 2 of the Credit Agreement, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

         "Mortgage Loan" means a loan that is not a construction loan or Commercial Loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first-priority Lien (or second-priority Lien with respect to Second-Lien Borrowings) on residential-real property.

         "Note Payment Accounts" means the following non-interest bearing restricted checking accounts maintained with Administrative Agent separately for each Co-Borrower:

         o   For ABC, Account No. ________________, styled "__________________."

         o   For HAC, Account No. ________________, styled "__________________."

         o   For ABL, Account No. ________________, styled "__________________."

which accounts are to be used for (a) Administrative Agent's deposits of proceeds of Borrowings and payments constituting the proceeds of principal from any Collateral (other than regular principal and interest payments on the Mortgage Collateral and Lease Collateral) of the particular Co-Borrower; (b) Administrative Agent's deposits of principal and interest payments for the repayment of Borrowings received from the particular Co-Borrower or for the particular Co-Borrower's account; and (c) only if and when no Event of Default exists unless Administrative Agent has declared in writing that is has been cured or waived, the particular Co-Borrower's withdrawal of proceeds of its Borrowings for the purposes permitted under this agreement and Administrative Agent's transfer from that Note Payment Account to that Co-Borrower's own account (or to a controlled disbursement account maintained by that Co-Borrower with Administrative Agent) or proceeds of sales or other dispositions of released Collateral for that Co-Borrower in excess of its Borrowings borrowed and then outstanding against that released Collateral. The Note Payment Accounts





                                                                     Exhibit C-2
are (and shall continuously be) part of the Collateral for the Obligation. The Note Payment Accounts shall be subject to set off by Administrative Agent. Co-Borrowers shall not have any right to directly withdraw funds from any Note Payment Account, but instead those funds may be withdrawn or paid out only against the order of any authorized officer of Administrative Agent, although under the circumstances described in clause (c) of the first sentence of this definition and subject to the conditions specified in that clause, Administrative Agent shall use diligent and reasonable efforts to cause Borrowings and excess Collateral proceeds that are received as therein described and that are deposited to the Note Payment Account before 3:00 p.m. on a Business Day to be transferred to an account on which the particular Co-Borrower does have withdrawal order authority on that same Business Day.

         "Rights" means rights, remedies, powers, privileges, and benefits.

         "Take-Out Commitment" means a binding commitment from an investor to purchase Mortgage Collateral or Lease Collateral, acceptable in form and substance to Administrative Agent, in favor of a Co-Borrower, with respect to which there is be no condition which cannot be reasonably anticipated to be satisfied or complied with before its expiration.

         "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

         "VA" means the Department of Veteran's Affairs.

         "Wet Borrowing" means a Borrowing for which all of the Collateral Documents have not been delivered to Administrative Agent in accordance with
Section 4.3.




                                                                     Exhibit C-2

                                   EXHIBIT C-3

                                SHIPPING REQUEST


ADMINISTRATIVE AGENT:          Texas Commerce Bank            DATE:______, 199__
                               National Association

CO-BORROWERS:            American Business Credit, Inc.,
                            HomeAmerican Credit, Inc.
                          (d/b/a Upland Mortgage), and
                         American Business Leasing, Inc.

SHIPMENT #________________                       SHIPMENT $_____________________
POOL #____________________                       # OF LOANS ____________________

================================================================================

         This request is delivered under the Credit Agreement (as renewed, extended, or amended the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this request.

         1. Co-Borrowers request Administrative Agent to (a) forward the shiplist and collateral files for the Mortgage Loans, Commercial Loans, or Leases identified on it to the following investor or its custodian or servicer;
(b) complete the endorsement of the promissory notes for those Mortgage Loans or Commercial Loans from Co-Borrowers to that investor or its servicer or custodian as follows:______________________________________________________________; and
(c) place them along with the blank assignments furnished to Administrative Agent in the appropriate collateral files:
                        ________________________________
                        ________________________________
                        ________________________________
                        ________________________________

Administrative Agent should ship all of the files of Collateral Documents in Administrative Agent's possession for those Mortgage Loans, Commercial Loans, or Leases by either Federal Express or such other courier service as Co-Borrowers have designated to Administrative Agent as "approved" for that purpose. The courier used must be acting as an independent-contractor bailee solely on behalf of Administrative Agent and Lenders for the benefit of Administrative Agent and Lenders, but Administrative Agent and Lenders are not responsible for any delays in shipment caused by any actions or inactions by that courier. A completed air bill for shipment accompanies this request.

         2. On and as of the date of this request, Co-Borrowers certify, represent and warrant to Administrative Agent for Lenders that (a) Parent's and Co-Borrowers' representations and warranties in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, and (b) no Event of Default, Potential Default, or Borrowing Excess exists.

                                      AMERICAN BUSINESS CREDIT, INC.,
                                      HOMEAMERICAN CREDIT, INC., and AMERICAN
                                      BUSINESS LEASING, INC.


                                      By
                                         Name:__________________________________
                                         (1)Title:______________________________

__________________
(1) Must be a Responsible Officer of Co-Borrowers.



                                                                     Exhibit C-3

                                   EXHIBIT C-4

                           BAILEE LETTER FOR INVESTORS


                                                        TEXAS COMMERCE BANK
                                                        NATIONAL ASSOCIATION
                                                        P.O. Box 337
__________________________                              Hurst, Texas 76053-0337
__________________________                              Telephone (817) 656-6768
__________________________                              Telecopy (817) 656-6763

The enclosed mortgage notes and other documents ("Collateral"), as more particularly described on the attached schedule, have been assigned and pledged to Texas Commerce Bank National Association, as Administrative Agent ("Administrative Agent") for itself and certain other Lenders ("Lenders"), as collateral under the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of July __, 1997, between America Business Credit, Inc., HomeAmerican Credit, Inc. (d/b/a Upland Mortgage), and American Business Leases, Inc. ("Co-Borrowers"), Parent (as defined therein), Administrative Agent, and certain Lenders.

The Collateral is being delivered to you for purchase under an existing Take-Out Commitment (as defined in the Credit Agreement). Either payment in full for the Collateral or the Collateral itself must be received by Administrative Agent within 45 days after the date of this letter. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Administrative Agent for Lenders and as Administrative Agent's and Lenders' bailee in accordance with the applicable provisions of the Uniform Commercial Code. No property interest in the Collateral is transferred to you until Administrative Agent receives the greater of either (i) the agreed purchase price of the Collateral, or (ii) $____________, which is the full amount of the advances under the Credit Agreement in respect of the Collateral. If you receive conflicting instructions regarding the Collateral from Co-Borrowers, or Administrative Agent, you agree to act in accordance with Administrative Agent's instructions. ADMINISTRATIVE AGENT RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO ADMINISTRATIVE AGENT.

Payment for the Collateral must be made by wire transfer of immediately available funds to:

         Texas Commerce Bank National
         Association, Administrative Agent
         ABA Number __________
         Further Credit -

------------------
         Account Number   ____________
         Attn:            Pam Skinner
         TEL              (817) 656-6768
         FAX              (817) 656-6763




Member FDIC                                                          Exhibit C-4

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE ADMINISTRATIVE AGENT'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. ADMINISTRATIVE AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED COLLATERAL AND THIS LETTER BY SIGNING AND RETURNING TO ADMINISTRATIVE AGENT THE ENCLOSED COPY OF THIS LETTER, BUT YOUR FAILURE TO DO SO DOES NOT NULLIFY YOUR CONSENT. If you fail to make full payment to Administrative Agent for it within 45 days after the date of this letter, you are instructed to return all of the Collateral to Administrative Agent. The preceding provision in no way affects or impairs any claim or cause of action against you in respect of your Take-Out Commitment.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Administrative Agent, Lenders, and their respective successors and assigns.

                                            Very truly yours,

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Administrative Agent

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


ACKNOWLEDGED AND AGREED as of__________________, 199__.

[NAME OF INVESTOR]

By:__________________________
   Name:_____________________
   Title:____________________




Member FDIC                                                          Exhibit C-4

                                   EXHIBIT C-5

                           TRUST RECEIPT AND AGREEMENT

ADMINISTRATIVE AGENT:     Texas Commerce Bank              DATE:__________, 199_
                          National Association

CO-BORROWERS:             American Business Credit, Inc.,
                          HomeAmerican Credit, Inc.
                          (d/b/a Upland Mortgage), and
                          American Business Leasing, Inc.

================================================================================

         This trust receipt and agreement is delivered under the Credit Agreement (as renewed, extended, or amended the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain other Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this trust receipt and agreement.

         In accordance with Section 4.6 of the Credit Agreement, Co-Borrower named below requests delivery by Administrative Agent to the requesting Co-Borrower of the entire mortgage file of Collateral Documents for the Mortgage Loan, Commercial Loan, or Lease and for the corrections described as follows:

         Co-Borrower:                       ____________________________________

         Asset Number:                      ____________________________________

         Original Amount:                   $___________________________________

         Corrections:                       ____________________________________
                                            ____________________________________
                                            ____________________________________

         The requesting Co-Borrower agrees that (a) these Collateral Documents are delivered to such Co-Borrower solely for the purpose of making these corrections, (b) these Collateral Documents are and continue to be subject to Lender Liens under the Credit Documents, (c) Co-Borrower shall hold these Collateral Documents as bailee and trustee for Administrative Agent and Lenders, and (d) Co-Borrower may not deliver any of these Collateral Documents to a third party unless (i) it is necessary in order to complete the corrections, and
(ii) Co-Borrower notifies that third party that the Collateral Documents are and continue to be subject to Lender Liens under the Credit Documents, and obtains from that third party its agreement to hold those Collateral Documents as bailee and trustee for Administrative Agent and Lenders until they have been returned to Administrative Agent or the amount of the Borrowing Base attributable to the related Collateral has been fully paid to Administrative Agent for Lenders to be applied to the Obligation.

         On and as of the date of this receipt and agreement, Co-Borrowers certify, represent, and warrant to Administrative Agent for Lenders that (a) Parent's and Co-Borrowers' representations


                                                                     Exhibit C-5
and warranties in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, (b) no Event of Default, Potential Default, or Borrowing Excess exists, and (c) this shipment will not result in Collateral Documents for Mortgage Loans, Commercial Loans, or Leases with more than a total face amount of $500,000 being outstanding for correction. The requesting Co-Borrower acknowledges receipt of the Collateral Documents referred to above.

                                                 AMERICAN BUSINESS CREDIT, INC.,
                                                 HOMEAMERICAN CREDIT, INC., and
                                                 AMERICAN BUSINESS LEASING, INC.


                                                 By_____________________________
                                                   Name:________________________
                                                   (1)Title:____________________



----------------
(1)Must be a Responsible Officer of Co-Borrowers.


                                                                     Exhibit C-5

                                   EXHIBIT C-6

                                 RELEASE REQUEST


ADMINISTRATIVE AGENT:    Texas Commerce Bank               DATE:__________, 199_
                          National Association

CO-BORROWERS:            American Business Credit, Inc.,
                         HomeAmerican Credit, Inc.
                         (d/b/a Upland Mortgage), and
                         American Business Leasing, Inc.

================================================================================

         This request is delivered under the Credit Agreement (as renewed, extended, or amended the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this request.

         Co-Borrowers request Administrative Agent to release the Lender Liens under the Credit Documents in the Collateral described on the attached Schedule 1.

         On and as of the date of this request, Co-Borrowers certify, represent, and warrant to Administrative Agent for Lenders that (a) Parent's and Co-Borrowers' representations and warranties in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, and (b) no Event of Default, Potential Default, or Borrowing Excess exists or occurs as a result of the requested release other than any Borrowing Excess that has been eliminated by payment which has been made to Administrative Agent.

                                                 AMERICAN BUSINESS CREDIT, INC.,
                                                 HOMEAMERICAN CREDIT, INC., and
                                                 AMERICAN BUSINESS LEASING, INC.


                                                 By_____________________________
                                                   Name:________________________
                                                  (1)Title:_____________________




----------------
(1)Must be a Responsible Officer of Co-Borrowers.


                                                                    Exhibit C-6

                                   EXHIBIT D-1

                                BORROWING REQUEST

ADMINISTRATIVE AGENT:      Texas Commerce Bank             DATE:__________, 199_
                           National Association

CO-BORROWERS:              American Business Credit, Inc.,
                           HomeAmerican Credit, Inc.
                           (d/b/a Upland Mortgage), and
                           American Business Leasing, Inc.

================================================================================

         This request is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this request.

         ____________________, as the requesting Co-Borrower, requests a $____________________ Borrowing (the "Requested Borrowing") to be funded on ___________________, 199___(1) (the "Requested Borrowing Date"), as a:


=====================================================================================================================
                category                         amount                         interest rate category
=====================================================================================================================
Dry Borrowing -- Second-Lien Loan        $                       [ ] Average-Adjusted-Base Rate
Dry Borrowing -- Commercial Loan         $                       [ ] Average-Adjusted-LIBOR
Dry Borrowing -- Seasoned Loan           $                       [ ] Fixed-Rate-Interest Period begins ________ and
Dry Borrowing -- Lease                   $                           ends ___________
Dry Borrowing -- Other                   $
Dry Borrowing -- Total                   $                       (if no rate of interest is indicated, the Requested
                                                                 Borrowing will be at Average-Adjusted-LIBOR)
---------------------------------------------------------------------------------------------------------------------
Wet Borrowing -- Second-Lien Loan        $                       [ ] Average-Adjusted-Base Rate
Wet Borrowing -- Commercial Loan         $                       [ ] Average-Adjusted-LIBOR
Wet Borrowing -- Seasoned Loan           $                       [ ] Fixed-Rate-Interest Period begins ________ and
Wet Borrowing -- Other                   $                           ends ___________
Wet Borrowing -- Total                   $
                                                              (if no rate of interest is indicated, the Requested
                                                                  Borrowing will be at Average-Adjusted-LIBOR)
=====================================================================================================================

         Funds for any Wet Borrowing should be wire transferred as follows:

________________________________________________________________________________
________________________________________________________________________________




                                                                     Exhibit D-1

         Co-Borrowers certify that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Parent and Co-Borrowers in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, (b) no Event of Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Co-Borrowers have timely delivered a Collateral-Delivery Notice, (e) all Collateral Documents required by the Credit Agreement to be delivered to Administrative Agent in connection with the Requested Borrowing have been delivered to Administrative Agent, and (f) Co-Borrowers have otherwise complied with all conditions of the Credit Documents to permit the Requested Borrowing to be extended.

                                                 AMERICAN BUSINESS CREDIT, INC.,
                                                 HOMEAMERICAN CREDIT, INC., and
                                                 AMERICAN BUSINESS LEASING, INC.


                                                 By_____________________________
                                                   Name:________________________
                                                   (1)Title:____________________




----------------
(1)Must be a Responsible Officer of Co-Borrowers.

                                                                     Exhibit D-1

                                   EXHIBIT D-2

                           COLLATERAL-DELIVERY NOTICE


ADMINISTRATIVE AGENT:      Texas Commerce Bank             DATE:__________, 199_
                           National Association

CO-BORROWERS:              American Business Credit, Inc.,
                           HomeAmerican Credit, Inc.
                           (d/b/a Upland Mortgage), and
                           American Business Leasing, Inc.

================================================================================

         This notice is delivered under the Credit Agreement (as renewed, extended, and amended the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this notice.

         Under Section 4.3 and other applicable provisions of the Credit Agreement, the applicable Co-Borrower(s) submit(s) the following Collateral under (and subject to the Lender Liens created by) the Credit Documents [check applicable box(es)]:

         [ ] Dry Borrowing for Mortgage Loans and Commercial Loans. ABC or HAC (a) is delivering to Administrative Agent the Collateral Documents required by Part A of Schedule 4.3 to the Credit Agreement for the Mortgage Loans and Commercial Loans described on the attached Annex 1 -- which is a data-processing print-out meeting the requirements of Part A.9 on that Schedule 4.3 -- and (b) confirms that those Mortgage Loans and Commercial Loans and all related Collateral Documents are subject to the Lender Liens created by the Credit Agreement.

         [ ] Wet Borrowing for Mortgage Loans and Commercial Loans. ABC or HAC (a) is delivering to Administrative Agent the Collateral Documents required by Part B of Schedule 4.3 to the Credit Agreement for the Mortgage Loans and Commercial Loans described on the attached Annex 2 -- which is a data-processing print-out meeting the requirements of Part B.3 on that Schedule 4.3, (b) shall deliver to Administrative Agent the Collateral Documents required by Part A of that
                  Schedule 4.3 for -- before the expiration of the Wet Period for the Borrowings made on the basis of -- those Mortgage Loans and Commercial Loans, and (c) confirms that those Mortgage Loans and Commercial Loans and all related Collateral Documents are subject to the Lender Liens created by the Credit Agreement.

         [ ] Dry Borrowing for Leases. ABL (a) is delivering to Administrative Agent the Collateral Documents required by Part C of Schedule 4.3 to the Credit Agreement for the Leases described on the attached Annex 3 -- which is a data-processing print-out meeting the requirements of Part C.3 on that Schedule 4.3 and (b) confirms that


                                                                    Exhibit D-2
                  those Leases and all related Collateral Documents are subject to the Lender Liens created by the Credit Agreement.

         On and as of the date of this notice, Co-Borrowers certify, represent, warrant, and covenant to or with Administrative Agent for Lenders that:

         (a) For each Mortgage Loan, Commercial Loan, or Lease described on any annex to this notice, the applicable Co-Borrower (i) holds each of the items required by Section 4.4 of the Credit Agreement, (ii) holds those items in trust for Administrative Agent on behalf of Lenders, (iii) upon request or instructions from Administrative Agent from time to time and at any time, shall deliver those items to Administrative Agent or any other Person designated by Administrative Agent, and (iv) may not deliver those items (or grant, transfer, or assign any interest in any of them) to any Person except Administrative Agent without first obtaining Administrative Agent's written consent.

         (b) All of the items that any Co-Borrower is required to furnish to Administrative Agent under the Credit Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Collateral described in this notice or its schedules conform in all respects to the requirements of the Credit Agreement, including, without limitation, the requirements of eligibility applicable to that Collateral on Schedule 4.1 to the Credit Agreement.

         (c) The representations and warranties of Parent and Co-Borrowers in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents.

         (d)      No Event of Default or Potential Default exists.

                                                 AMERICAN BUSINESS CREDIT, INC.,
                                                 HOMEAMERICAN CREDIT, INC., and
                                                 AMERICAN BUSINESS LEASING, INC.


                                                 By_____________________________
                                                   Name:________________________
                                                   (1)Title:____________________




----------------
(1)Must be a Responsible Officer of Co-Borrowers.

                                                                     Exhibit D-2

                                   EXHIBIT D-3


                              BORROWING-BASE REPORT


ADMINISTRATIVE AGENT:    Texas Commerce Bank               DATE:__________, 199_
                         National Association

CO-BORROWERS:            American Business Credit, Inc.,
                         HomeAmerican Credit, Inc.
                         (d/b/a Upland Mortgage), and
                         American Business Leasing, Inc.

================================================================================

         This report is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this report. Administrative Agent has calculated the Borrowing Base and its various components as of the date of this report.

===================================================================================================================
                                                                                    face                warehouse
===================================================================================================================
1.   Reconciliation for Dry Borrowings -- Mortgage Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 1(a) minus Line 1(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral balance (today) -- Line 1(c) plus Line 1(d)          $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired 270-day limit                                $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Ineligibles -- expired Shipping Period                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Ineligibles -- expired Correction Period                            $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) Total Ineligibles -- total of Lines 1(f) through 1(i)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (k) Total Collateral amount-- Line 1(e) minus Line 1(j)                 $                    $
-------------------------------------------------------------------------------------------------------------------
     (l) If Administrative Agent or Required Lenders elect -- Market         $                    $
         Value of items in Line 1(k)
-------------------------------------------------------------------------------------------------------------------
     (m) Lesser of either Lines 1(k) or -- if applicable -- 1(l)             $                    $
-------------------------------------------------------------------------------------------------------------------
2.   Reconciliation for Wet Borrowings -- Mortgage Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------


                                                                    Exhibit D-3


-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 2(a) minus Line 2(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral Balance (today) -- Line 2(c) minus Line 2(d)         $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired Wet Period                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Total Ineligibles -- total of Lines 2(f) through 2(g)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Total Collateral Amount --  Line 2(e) minus Line 2(h)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) If Administrative Agent or Required Lender's elect -- Market        $                    $
         Value of items in Line 2(i)
-------------------------------------------------------------------------------------------------------------------
     (k) Lesser of either Lines 2(i) or -- if applicable -- 2(j)             $                    $
-------------------------------------------------------------------------------------------------------------------
3.   Reconciliation for Dry Borrowings -- Commercial Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 3(a) minus Line 3(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral balance (today) -- Line 3(c) plus Line 3(d)          $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired 270-day limit                                $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Ineligibles -- expired Shipping Period                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Ineligibles -- expired Correction Period                            $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) Total Ineligibles -- total of Lines 3(f) through 3(i)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (k) Total Collateral amount-- Line 3(e) minus Line 3(j)                 $                    $
-------------------------------------------------------------------------------------------------------------------
     (l) If Administrative Agent or Required Lenders elect -- Market         $                    $
         Value of items in Line 3(k)
-------------------------------------------------------------------------------------------------------------------
     (m) Lesser of either Lines 3(k) or -- if applicable -- 3(l)             $                    $
-------------------------------------------------------------------------------------------------------------------
4.   Reconciliation for Wet Borrowings -- Commercial Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 4(a) minus Line 4(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral Balance (today) -- Line 4(c) minus Line 4(d)         $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired Wet Period                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Total Ineligibles -- total of Lines 4(f) through 4(g)               $                    $
-------------------------------------------------------------------------------------------------------------------


                                                                     Exhibit D-3


-------------------------------------------------------------------------------------------------------------------
     (i) Total Collateral Amount --  Line 4(e) minus Line 4(h)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) If Administrative Agent or Required Lender's elect -- Market        $                    $
         Value of items in Line 4(i)
-------------------------------------------------------------------------------------------------------------------
     (k) Lesser of either Lines 4(i) or -- if applicable -- 4(j)             $                    $
-------------------------------------------------------------------------------------------------------------------
5.   Reconciliation for Dry Borrowings -- Seasoned Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 51(a) minus Line 51(b)         $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral balance (today) -- Line 51(c) plus Line 51(d)        $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired Shipping Period                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Ineligibles -- expired Correction Period                            $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Total Ineligibles -- total of Lines 5(f) through 5(h)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) Total Collateral amount-- Line 5(e) minus Line 1(i)                 $                    $
-------------------------------------------------------------------------------------------------------------------
     (k) If Administrative Agent or Required Lenders elect -- Market         $                    $
         Value of items in Line 5(j)
-------------------------------------------------------------------------------------------------------------------
     (l) Lesser of either Lines 5(j) or -- if applicable -- 5(k)             $                    $
-------------------------------------------------------------------------------------------------------------------
6.   Reconciliation for Wet Borrowings -- Seasoned Loans
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 6(a) minus Line 6(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral Balance (today) -- Line 6(c) minus Line 6(d)         $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired Wet Period                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Total Ineligibles -- total of Lines 6(f) through 6(g)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Total Collateral Amount --  Line 6(e) minus Line 6(h)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) If Administrative Agent or Required Lender's elect -- Market        $                    $
         Value of items in Line 6(i)
-------------------------------------------------------------------------------------------------------------------
     (k) Lesser of either Lines 6(i) or -- if applicable -- 6(j)             $                    $
-------------------------------------------------------------------------------------------------------------------
7.   Reconciliation for Dry Borrowings -- Leases (Seasoned and
     Unseasoned)
-------------------------------------------------------------------------------------------------------------------
     (a) Ending Collateral balance (last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (b) Collateral removed (since last report)                              $                    $
-------------------------------------------------------------------------------------------------------------------


                                                                     Exhibit D-3


-------------------------------------------------------------------------------------------------------------------
     (c) Beginning Collateral balance -- Line 7(a) minus Line 7(b)           $                    $
-------------------------------------------------------------------------------------------------------------------
     (d) Collateral received (since last report)                             $                    $
-------------------------------------------------------------------------------------------------------------------
     (e) New Collateral balance (today) -- Line 7(c) plus Line 7(d)          $                    $
-------------------------------------------------------------------------------------------------------------------
     (f) Ineligibles -- expired 270-day limit                                $                    $
-------------------------------------------------------------------------------------------------------------------
     (g) Ineligibles -- expired Shipping Period                              $                    $
-------------------------------------------------------------------------------------------------------------------
     (h) Ineligibles -- expired Correction Period                            $                    $
-------------------------------------------------------------------------------------------------------------------
     (i) Other ineligibles                                                   $                    $
-------------------------------------------------------------------------------------------------------------------
     (j) Total Ineligibles -- total of Lines 7(f) through 7(i)               $                    $
-------------------------------------------------------------------------------------------------------------------
     (k) Total Collateral amount-- Line 7(e) minus Line 7(j)                 $                    $
-------------------------------------------------------------------------------------------------------------------
     (l) If Administrative Agent or Required Lenders elect -- Market         $                    $
         Value of items in Line 7(k)
-------------------------------------------------------------------------------------------------------------------
     (m) Lesser of either Lines 7(k) or -- if applicable -- 7(l)             $                    $
-------------------------------------------------------------------------------------------------------------------
8.   Borrowing Base
-------------------------------------------------------------------------------------------------------------------
     (a) Mortgage Loans and Commercial Loans -- 98% of Line 1(m) plus
         Line 2(k) plus Line 3(m) plus Line 4(k)                             $
-------------------------------------------------------------------------------------------------------------------
     (b) Seasoned Loans -- 90% of Line 5(l) plus Line 6(k)                   $
-------------------------------------------------------------------------------------------------------------------
     (c) Leases -- 85% of Line 7(m)                                          $
-------------------------------------------------------------------------------------------------------------------
     (d) Total of Lines 8(a) through 8(c)                                                         $
-------------------------------------------------------------------------------------------------------------------
9.   Principal Debt
-------------------------------------------------------------------------------------------------------------------
10.  Commitments                                                             $150,000,000
-------------------------------------------------------------------------------------------------------------------
11.  Availability
-------------------------------------------------------------------------------------------------------------------
     (a) Lesser of either Line 8(d) or Line 10                               $
-------------------------------------------------------------------------------------------------------------------
     (b) Maximum Total Availability if positive or Borrowing Excess if                            $
         negative -- Line 11(a) minus Line 9
===================================================================================================================

                                               TEXAS COMMERCE BANK NATIONAL
                                               ASSOCIATION, Administrative Agent


                                               By_______________________________
                                                  Name:_________________________
                                                  Title:________________________


                                                                     Exhibit D-3

                                   EXHIBIT D-4

                             COMPLIANCE CERTIFICATE

ADMINISTRATIVE AGENT:    Texas Commerce Bank               DATE:__________, 199_
                         National Association

PARENT:                  American Business Financial Services, Inc.

CO-BORROWERS:            American Business Credit, Inc.,
                         HomeAmerican Credit, Inc.
                         (d/b/a Upland Mortgage), and
                         American Business Leasing, Inc.

SUBJECT PERIOD:____________________ ended _______________, 199___

================================================================================

         This certificate is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of July __ 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this certificate.

         The undersigned officer of Parent and Co-Borrowers certifies to Administrative Agent and Lenders on behalf of Parent and Co-Borrowers that on the date of this certificate:

         1. Such undersigned officer is the officer of Parent and Co-Borrowers designated below.

         2. Parent's Financials that are attached to this certificate were prepared in accordance with GAAP and present fairly Parent's consolidated and consolidating (if applicable) financial condition and results of operations as of (and for the fiscal year or portion of the fiscal year ending on) the last day of the Subject Period.

         3. HAC's Financials (only applicable to the end of each fiscal year) that are attached to this certificate were prepared in accordance with GAAP and present fairly HAC's financial condition and results of operations as of (and for the fiscal year ending on) the last day of the Subject Period.

         4. ABL's Financials (only applicable to the end of each fiscal year) that are attached to this certificate were prepared in accordance with GAAP and present fairly ABL's financial condition and results of operations as of (and for the fiscal year ending on) the last day of the Subject Period.

         5. Such undersigned officer supervised a review of Parent's and Co-Borrowers' activities during the Subject Period in respect of the following matters and has determined the following with respect to Parent and each Co-Borrower in connection with that officer's duties as an officer of Parent:
(a) the representations and warranties in the Credit Documents pertaining to Parent and the other Companies are true and correct in all material respects, except (i) to the extent that a


                                                                     Exhibit D-4
representation or warranty speaks to a specific date or the facts on which it is based have changed by transactions or conditions contemplated or permitted by the Credit Documents and (ii) for the changes, if any, described on the attached
Schedule 1; (b) Parent and the other Companies have complied with all of their obligations under the Credit Documents, other than the deviations, if any, described on the attached Schedule 1; (c) no Event of Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) Parent's compliance with the financial covenants pertaining to Parent in Section 9 of the Credit Agreement is accurately calculated on the attached Schedule 1.


                                                     By_________________________
                                                       (1)Title_________________
------------------
(1)Must be a Responsible Officer of Parent and all Co-Borrowers.


                                                                     Exhibit D-4

                                   SCHEDULE 1


         A. Describe any deviations from compliance with clause 2(a) or 2(b) of the attached Compliance Certificate -- if none, so state:






         B. As required by clause 2(c) of the attached Compliance Certificate, describe any Potential Defaults or Events of Default, if any -- if none, so state:








         C. As required by clause 2(d) of the attached Compliance Certificate, calculate compliance with the covenants in Section 9 of the Credit Agreement at the end of the Subject Period (on a consolidated basis, if applicable):

======================================================================================================================

                               Covenant                                           At End of Subject Period
======================================================================================================================
I.       Parent's Tangible Net Worth -- Section 9.1
----------------------------------------------------------------------------------------------------------------------
     A.       Tangible Net Worth                                                               $
----------------------------------------------------------------------------------------------------------------------
     B.       Minimum                                                                          $25,000,000
----------------------------------------------------------------------------------------------------------------------
II.      Leverage Ratio -- Section 9.2
----------------------------------------------------------------------------------------------------------------------
     A.       Total Debt                                               $
----------------------------------------------------------------------------------------------------------------------
     B.       Subordinated Debt                                        $
----------------------------------------------------------------------------------------------------------------------
     C.       Total-Adjusted Debt -- Line 2(a) minus Line 2(b)
----------------------------------------------------------------------------------------------------------------------
     D.       Net Worth                                                $
----------------------------------------------------------------------------------------------------------------------
     E.       "adjusted" Net Worth -- Line 2(d) plus Line 2(b)
----------------------------------------------------------------------------------------------------------------------
     F.       Ratio of Line 2(c) to Line 2(e)                                                       ____ to ____
----------------------------------------------------------------------------------------------------------------------
     G.       Maximum                                                                                4.0 to 1.0
======================================================================================================================


                                                                    Exhibit D-4

                                   EXHIBIT D-5

                       ACQUISITION-COMPLIANCE CERTIFICATE

ADMINISTRATIVE AGENT:     Texas Commerce Bank              DATE:__________, 199_
                          National Association

PARENT:                   American Business Financial Services, Inc.

CO-BORROWERS:             American Business Credit, Inc.,
                          HomeAmerican Credit, Inc.
                          (d/b/a Upland Mortgage), and
                          American Business Leasing, Inc.

================================================================================

         This certificate is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of July __, 1997, between Co-Borrowers, Parent, Administrative Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used (unless otherwise defined) in this certificate.

         _______________________[insert name of Company] intends to enter into the Acquisition more particularly described on Annex 1 to this certificate (the "Subject Acquisition"), on __________________, 199_ (the "Acquisition Date").

         In my capacity as a Responsible Officer of, and on behalf of, Parent and each Co-Borrower, I certify to Administrative Agent and Lenders on the date of this certificate that:

                  (a) I am a Responsible Officer of Parent and each Co-Borrower;

                  (b) In respect of the Subject Acquisition (i) no Event of Default or Potential Default exists on the date of this certificate, or will exist immediately before, or will occur as a result of (or otherwise will exist immediately after), the closing of the Subject Acquisition and (ii) the Subject Acquisition will not cause any of the representations or warranties (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by the Credit Agreement) in the Credit Documents to be materially incorrect;

                  (c) The Subject Acquisition is within the Companies' lines of business;

                  (d) The attached Annex 1 contains a written description of the target entity and of its business and operations and of the Subject Acquisition, which includes a reasonably-detailed calculation of (and description of the funding sources, if applicable, for) the total Investment involved, including all Debt for which the acquired Person is to remain obligated and what portion of it, if any, is to be guaranteed, assumed, or paid (through merger or otherwise) by any other Company;

                  (e) The total of all Investments involved in all Permitted Acquisitions (inclusive of the Subject Acquisition) under the Credit Agreement (including, but without duplication, any Funded Debt to be guaranteed, assumed, or paid by any Company other than Debt owed by the acquired Person for which no other Company has any obligation whatsoever) during the current fiscal year of Parent do not exceed $__________;

                  (f) The board of directors of the Person to be acquired has not notified any Company or Lender that it opposes the offer by any Company to acquire that Person or that opposition has been withdrawn;


                                                                     Exhibit D-5

                  (g) If structured as a merger or consolidation, the Subject Acquisition is in compliance with Section 8.5 of the Credit Agreement;

                  (h) The Subject Acquisition meets all of the requirements to qualify as a Permitted Acquisition under the Credit Agreement;

                  (i) The attached Annex 2 contains calculations of the compliance of Parent and Co-Borrowers with Section 9 of the Credit Agreement immediately [check applicable box] [ ] before [ ] after the Subject Acquisition; and

                  (j) Attached as Annex 3 is a true and correct copy of [check applicable box] [ ] the current draft of the (if this certificate is delivered before the Subject Acquisition) or [ ] the final executed (if this certificate is delivered concurrent with the closing of the Subject Acquisition) purchase, merger, or other governing agreement for the Subject Acquisition.



                                                     By_________________________
                                                       (1)Title_________________


-----------------
(1) Must be a Responsible Officer of Parent and all Co-Borrowers.


                                                                     Exhibit D-5

                                     ANNEX 1

                                   DESCRIPTION



          [Description of the target entity and of its business and operations and of the Subject Acquisition, which includes a reasonably-detailed calculation of (and description of the funding sources, if applicable, for) the total Investment involved, including all Debt for which the acquired Person is to remain obligated and what portion of it, if any, is to be guaranteed, assumed, or paid (through merger or otherwise) by any other Company.]




                                                                     Exhibit D-5

                                     ANNEX 2

          [Reflect compliance with Section 9 as of the date of the certificate to which this annex is attached. The following table is a short-hand reflection of that compliance and must be completed fully in accordance with the express language of the Credit Agreement.]


================================================================================================
                     Covenant                                  At End of Subject Period
================================================================================================
1.   Parent's Tangible Net Worth -- Section 9.1
------------------------------------------------------------------------------------------------
     a.  Tangible Net Worth                                                      $
------------------------------------------------------------------------------------------------
     b.  Minimum                                                                 $25,000,000
------------------------------------------------------------------------------------------------
2.   Leverage Ratio -- Section 9.2
------------------------------------------------------------------------------------------------
     a.  Total Debt                                        $
------------------------------------------------------------------------------------------------
     b.  Subordinated Debt                                 $
------------------------------------------------------------------------------------------------
     c.  Total-Adjusted Debt -- Line 2(a) minus Line
         2(b)
------------------------------------------------------------------------------------------------
     d.  Net Worth                                         $
------------------------------------------------------------------------------------------------
     e.  "adjusted" Net Worth -- Line 2(d) plus Line 2(b)
------------------------------------------------------------------------------------------------
     f.  Ratio of Line 2(c) to Line 2(e)                                           ____ to ____
------------------------------------------------------------------------------------------------
     g.  Maximum                                                                    4.0 to 1.0
================================================================================================




                                                                     Exhibit D-5

                                     ANNEX 3


          [Attach copy of either the current draft or the final executed version of the purchase, merger, or other governing agreement for the Acquisition, depending upon if this certificate is delivered before or concurrent with the closing for the Subject Acquisition.]




                                                                     Exhibit D-5

                                    EXHIBIT E

                               OPINION OF COUNSEL

         The opinion delivered by counsel to the Parent and Co-Borrowers must be in form and substance acceptable to Administrative Agent and its special counsel and cover the following matters:

         1. To the best of that counsel's knowledge, except as described on
Schedule 6.2 to the Credit Agreement (a) no Company has any Subsidiaries, and
(b) neither Parent nor any Co-Borrower has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

         2. Each of Parent and each Co-Borrower is duly organized, validly existing, and in good standing under the Governmental Requirements of the jurisdiction in which it is incorporated as stated on Schedule 6.2 to the Credit Agreement.

         3. Each of Parent and each Co-Borrower is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction so indicated on Schedule 6.2 to the Credit Agreement and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of that Company's business and properties require due qualification and good standing

         4. Each of Parent and each Co-Borrower possesses all requisite corporate power and authority to conduct its business as is now being (or as is contemplated by the Credit Agreement to be) conducted.

         5. The execution and delivery by Parent and each Co-Borrower of each Credit Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, require no action by or filing with any Governmental Authority, (d) do not violate any provision of its articles of incorporation, articles of organization, bylaws, or regulations, as applicable, (e) do not violate any provision of any Governmental Requirement applicable to it or any material agreements to which it is a party and of which that counsel is aware, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any of them.

         6. Upon execution and delivery by all parties to it, each Credit Document will constitute a legal and binding obligation of Parent and each Co-Borrower party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

         7. Except as disclosed on Schedule 6.9 to the Credit Agreement (a) neither Parent nor any Co-Borrower is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against any Parent or any Co-Borrower exist.

         8. Neither Parent nor any Co-Borrower is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         9. A first-priority security interest is created and perfected pursuant to the Security Agreement upon (a) each mortgage note that is delivered to Administrative Agent, (b) each Lease that is delivered to Administrative Agent or its bailee, (c) each mortgage note and related Take-Out Commitment, if any, for 21-days after the Borrowing Date of each related Wet Borrowing, and (d) all Collateral transmitted to any third party acting solely as a bailee for Lenders under a Bailee Letter pursuant to which such bailee received notice of Administrative Agent's and Lender's interest (until Administrative Agent receives payment under that Bailee Letter).




                                                                       Exhibit E

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into effective as of _________, 199_, between __________________________ ("Assignor"), and
_______________________ ("Assignee").

         AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage, and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (collectively, "Co-Borrowers"), certain lenders ("Lenders"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION in its capacity as Administrative Agent for Lenders ("Administrative Agent"), are party to the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of July __, 1997, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by Section 12.14 of the Credit Agreement and is not effective until consented to by Parent, Co-Borrowers and Administrative Agent, which consents may not under the Credit Agreement be unreasonably withheld.

         ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. By this agreement, and effective as of __________, 199__, (the "Effective Date"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor an interest in and to all of Assignor's Rights and obligations under the Credit Agreement (except if Assignor is the Administrative Agent, any Rights and obligations pertaining to Assignor's role as Administrative Agent, Lender of Swing Borrowings, and custodian) as of the Effective Date, including, without limitation, (a) a ______% interest in Assignor's Commitment, (b) a corresponding amount of the Principal Debt outstanding under Assignor's existing Warehouse Note, (c) all interest accruing in respect of the interests assigned above (collectively, the "Assigned Interests") on and after the Effective Date, and
(d) all commitment and other fees accruing in respect of the Assigned Interest on and after the Effective Date.

         2. Assignor Provisions. Assignor (a) represents and warrants to Assignee that as of the Effective Date (i) $_______________ is outstanding (without reduction for any assignments that have not yet become effective) under the Assignor's Warehouse Note, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and
(iii) Assignor has not been expressly notified of an existing Event of Default or Potential Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Credit Document, or (iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Credit Document.

         3. Assignee Provisions. Assignee (a) represents and warrants to Assignor, Parent, each Co-Borrower, and Administrative Agent that Assignee is legally authorized to enter into this agreement and each other Credit Document to which it will become a party, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Parent, each Co-Borrower, and Administrative Agent that Assignee shall -- independently and without reliance upon Administrative Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Credit Documents, (d) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to Administrative Agent by the terms of the Credit Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Parent, each Co-Borrower, and Administrative Agent that Assignee shall perform and comply with all provisions of the Credit Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Laws of the United States of America or one of its states,
(i) represents and warrants to Assignor, Administrative Agent, Parent, and each Co-Borrower that no Taxes are required to be withheld by Assignor, Administrative Agent, Parent or any Co-Borrower with respect to any payments to be made to it in respect of the Obligation, and it has furnished to Administrative Agent, Parent, and each Co-Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Credit Documents, (ii) covenants to provide Administrative Agent, and each Co-Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to any applicable Governmental Requirements, duly executed and completed by it, and to comply from time to time with all Governmental Requirements with regard to the withholding Tax exemption, and
(iii) agrees with Administrative Agent and each Co-Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Administrative Agent and each Co-Borrower (without duplication) may deduct and withhold from interest payments under the Credit Documents any United States federal-income Tax at the full rate applicable under the IRC.

                                                                       Exhibit F

         4. Credit Agreement and Commitments. From and after the Effective Date
(a) Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Credit Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights, other than Rights under Sections 3.10, 7.6 and
7.10 for periods prior to the Effective Date, and be released from its obligations under the Credit Documents. On the Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's and Assignee's Commitments will be as follows:

Assignor's Commitment      -        $____________________________
Assignee's Commitment      -        $____________________________

         5. Notes. Assignor and Assignee request Co-Borrowers to issue new Notes to Assignor and Assignee in the amounts of their respective commitments under Paragraph 4 above and otherwise issue these Notes in accordance with the Credit Agreement. Upon delivery of those Notes, Assignor shall return to Co-Borrowers all Notes previously delivered to Assignor under the Credit Agreement.

         6. Payments and Adjustments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Administrative Agent or with respect to the making of this assignment directly between themselves. Assignor agrees to apply any payments and proceeds with respect to the Obligation ratably with Assignee.

         7. Conditions Precedent. Paragraphs 1 through 6 above are not effective until (a) counterparts of this agreement are executed by Assignor, Assignee, Administrative Agent, Parent, and each Co-Borrower, and are delivered to Administrative Agent and Co-Borrowers and (b) pursuant to Section 12.14(a)(iii), Assignor pays to Administrative Agent an administrative transfer fee of $3,500. If Administrative Agent is the Assignor, the requirement of Section 12.14(a)(iii) is waived with regard to this agreement.

         8. Incorporated Provisions. Although this agreement is not a Credit Document, the provisions of the Credit Agreement applicable to Credit Documents are incorporated into this instrument by reference the same as if this agreement were a Credit Document and those provisions were set forth in this agreement verbatim.

         9. Communications. For purposes of Section 12.2 of the Credit Agreement, Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

         10. Amendments, Etc. No amendment, waiver, or discharge to or under this agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

         11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

         12. Parties. This agreement binds and benefits Assignor, Assignee, and their respective successors and assigns as permitted under the documents.

         EXECUTED as of the date first stated above.


                                                                       Exhibit F

TEXAS COMMERCE BANK NATIONAL               _______________________, as Assignee
ASSOCIATION, as Assignor and
 Administrative Agent
                                           By______________________________
By____________________________________        Name: _______________________
  Pamela E. Skinner, Vice President           Title:_______________________

                                           (Address)
                                                    _______________________
                                                    _______________________
                                                    _______________________

                                                   Attn:____________________

                                                   (Tel. No.)(___) ___-_____
                                                   (Fax No.)(___) ___-_____


         As of the Effective Date, Administrative Agent (per the above signature) and Parent and each Co-Borrower consent to this agreement and the transactions contemplated in it.

                               AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                               AMERICAN BUSINESS CREDIT, INC., HOMEAMERICAN
                               CREDIT, INC., and AMERICAN BUSINESS LEASING, INC.


                               By_______________________________________________
                                  Name: ________________________________________
                                  Title:________________________________________


                                                                       Exhibit F

                                    EXHIBIT G

                    [ Number ] AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT is entered into as of____________________________, 199_, between AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), and AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL") (ABC, HAC, and ABL are "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Administrative Agent for Lenders., and the Lender, if any, executing this amendment.

         Parent, Co-Borrowers, Administrative Agent, and certain lenders are party to the Credit Agreement dated as of July 31, 1997 (as amended through the date of this amendment, the "Credit Agreement"). Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this amendment. This amendment is for the purpose described in Section 12.10(_) of the Credit Agreement. Accordingly, for valuable and acknowledged consideration, the parties to this amendment agree as follows:

[Alternate Provision]

         1. Amendments. [Lender's name] 's Commitment has been fully terminated, and it has been repaid in full the Obligation owed to it in accordance with the Credit Agreement. Therefore (a) the Credit Agreement is amended to remove that Lender as a party to the Credit Agreement, and (b) Schedule 2 to the Credit Agreement is amended in its entirety in the form of -- and all references to that schedule in the Credit Documents are changed to -- Amended Schedule 2 attached to this amendment.

[Alternate Provision]

         1. Amendments. [Lender's name] 's Commitment has been reduced/increased [select one]. Therefore, Schedule 2 to the Credit Agreement is amended in its entirety in the form of -- and all references to that schedule in the Credit Documents are changed to -- Amended Schedule 2 attached to this amendment.

[Alternate Provision]

         1. Amendments. [Lender's name] has been added as a Lender under the Credit Agreement. Accordingly, Schedule 2 to the Credit Agreement is amended in its entirety in the form of -- and all references to that schedule in the Credit Documents are changed to -- Amended Schedule 1.1(a) attached to this amendment.

         2. Conditions Precedent. Paragraph 1 above is not effective until (a) Administrative Agent receives counterparts of this amendment executed by the all of the parties named below, (b) if this is an amendment under Section 12.10(b) of the Credit Agreement, the Lender named in Paragraph 1 above receives a new Warehouse Note in the amount of its Commitment, (c) for any officer of any Company signing below on behalf of such Company but not included in certificates of incumbency for such Company delivered to Administrative Agent before this amendment, Administrative Agent receives a certificate of the secretary or assistant secretary of such Company about the due incumbency of that officer, and (d) if Administrative Agent reasonably requires, Administrative Agent receives resolutions of the directors of each Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of each such Company.



                                                                       Exhibit G

         3. Representations and Warranties. Each of Parent and each Co-Borrower represents and warrants to Administrative Agent and Lenders that, as of the date of this amendment and on the date of its execution (a) the representations and warranties in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, and (b) no Event of Default or Potential Default exists.

         4. Ratification. Each of Parent and each Co-Borrower ratifies and confirms (a) all provisions of the Credit Documents as amended by this amendment and (b) that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent or Lenders under the Credit Documents -- as they may have been revised, extended, and amended -- continue to guarantee, assure, and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

         5. Miscellaneous. All references in the Credit Documents to the "Credit Agreement" are to the Credit Agreement as amended by this amendment. This amendment is a "Credit Document" referred to in the Credit Agreement, and the provisions relating to Credit Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This amendment binds and inures to Parent, each Co-Borrower, Administrative Agent, Lenders, and their respective successors and permitted assigns.

         EXECUTED as of the day and year first stated above.



(address)                                 AMERICAN BUSINESS CREDIT, INC., as a
                                          Co-Borrower
American Business Credit, Inc.
BalaPointe Office Centre
111 Presidential Boulevard, Suite 215     By___________________________
Bala Cynwyd, Pennsylvania 19004              Name: ____________________
Attn: David M. Levin                         Title:____________________
      Chief Financial Officer

Tel:  610/668-2440
Fax:  610/668-1132












                                                                       Exhibit G

(address)

HomeAmerican Credit, Inc.                    HOMEAMERICAN CREDIT, INC., as a Co-
BalaPointe Office Centre                     Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn: David M. Levin                         By___________________________
      Chief Financial Officer                   Name: ____________________
                                                Title:____________________
Tel:  610/668-2440
Fax:  610/668-1132



(address)

American Business Leasing, Inc.              AMERICAN BUSINESS LEASING, INC., as
BalaPointe Office Centre                     a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn: David M. Levin                         By___________________________
      Chief Financial Officer                   Name: ____________________
                                                Title:____________________
Tel:  610/668-2440
Fax:  610/668-1132


American Business Financial                  AMERICAN BUSINESS FINANCIAL
Services, Inc.                               SERVICES, INC., as Parent
BalaPointe Office Centre
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004              By___________________________
Attn:    David M. Levin                         Name: ____________________
         Chief Financial Officer                Title:____________________

Tel:  610/668-2440
Fax:  610/668-1132


(address)

Texas Commerce Bank National Association   TEXAS COMMERCE BANK NATIONAL
P.O. Box 337                               ASSOCIATION, as Administrative Agent
Hurst, Texas 76053-0337                    and a Lender
Attn:    Pam Skinner
Tel:  (817) 656-6768
Fax:  (817) 656-6763                       By:__________________________________
                                              Pamela E. Skinner, Vice President

(Address)                               [LENDER]
_______________________
_______________________                 By:____________________
_______________________                 (Name): _______________
                                        (Title):_______________

                                   SCHEDULE 1

                            SEASONED LEASE EXCEPTIONS

                                  See Attached

                                                                      Schedule 2

                                   SCHEDULE 2

                             LENDERS AND COMMITMENTS



================================================================================
                    Name of Lender                            Commitment
================================================================================
Texas Commerce Bank National Association                           $55,000,000
P.O. Box 337
Hurst, Texas 76053-0337
Attention: Pamela E. Skinner
Tel (817) 656-6768
Fax (817) 656-6763

(Wire Instructions)
Texas CommerceBank National Association
DDA# 00100381681
Attn.: Mortgage Warehousing
Ref. - American Business Financial Services
--------------------------------------------------------------------------------
The Bank of New York                                               $15,000,000
One Wall Street, 17th Floor
New York, New York 10286
Attn: Patricia Dominus
Tel: (212) 635-6467
Fax: (212) 635-6468

(Wire Instructions)
Bank of New York
ABA# 021000018
Attn.: Commercial Loan Dept.
Ref. - American Business Financial Services
Warehouse Paydown
--------------------------------------------------------------------------------
CoreStates Bank                                                    $10,000,000
1-8-11-24
1339 Chestnut Street
Philadelphia, Pennsylvania 19101
Attn: David D'Antonio
Tel:  (215) 973-7038
Fax: (215) 786-7704

(Wire Instructions)
CoreStates Bank, N.A.
ABA # 0310-001-1
Account Title: CoreStates Commercial Loan
Account Number: 0132-0452
Reference: American Business Financial Services
--------------------------------------------------------------------------------

                                                                      Schedule 2

================================================================================
                    Name of Lender                            Commitment
================================================================================
Firstrust Bank                                                      $5,000,000
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth
Tel: (215) 728-8449
Fax: (215) 728-8767

(Wire Instructions)
Firstrust Savings bank PHILA
ABA # 236073801
Attn: Jackie Howard
For Benefit of American Business Financial
Services
--------------------------------------------------------------------------------
National City Bank                                                 $15,000,000
421 West Market Street
Louisville, Kentucky 40202
Attn: Michael Nicholson
Tel: (502) 581-6744
Fax: (502) 581-4154

(Wire Instructions)
National City Bank of kentucky
ABA # 083000056
Attn: Janie Denton
Ref. - American Business Financial Services
--------------------------------------------------------------------------------
Total                                                        $100,000,000
================================================================================




                                                                      Schedule 2

                                  SCHEDULE 4.1

                             ELIGIBILITY CONDITIONS


A.       Eligible-Mortgage Loan. A Mortgage Loan:

1. For which the applicable Wet Period has not expired if it supports a Wet Borrowing.

2. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Co-Borrower's order (the "applicable Co-Borrower"),
         (d) is endorsed without recourse and in blank by the applicable Co-Borrower, (e) is fully funded, and (f) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

3. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

4. Which is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and (b) grants a first-priority Lien (or second-priority Lien in the case of a Second-Lien Borrowing) on residential-real property described below that will be perfected upon recording.

5. For which the underlying residential-real property (a) consists of land and (i) a one- to four-family dwelling, (ii) a condominium unit that is ready for occupancy, (iii) a manufactured home unit that is permanently attached to the underlying residential-real property, or (iv) a residential building, a portion of which may be used for commercial purposes, but not (v) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Requirements, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

6. Which may or may not be covered by a valid and effective Take-Out Commitment held by the applicable Co-Borrower (and if it is covered, the Mortgage Loan conforms in all materials respects with all of the requirements of that Take-Out Commitment).

7. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related promissory note,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

8. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from out of a securitization program, (c) delivered


                                                                    Schedule 4.1

9. to an investor or securitization custodian or any Person for them for more than the Shipping Period, or (d) delivered to the applicable Co-Borrower for correction for more than the Correction Period.

10. Which conforms to the applicable Co-Borrower's underwriting standards in effect at that time.

11.      Which has a maximum loan-to-value ratio of 90%.

12. Which has been held by the Administrative Agent as an Eligible-Mortgage Loan for 270 days or less.


B.       Eligible-Commercial Loan. A Commercial Loan:

1. For which the applicable Wet Period has not expired if it supports a Wet Borrowing.

2. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 15 years of its origination, (c) is payable or endorsed (without restriction or limitation) to the applicable Co-Borrower's order, (d) is endorsed without recourse and in blank by the applicable Co-Borrower, (e) is fully funded, and (f) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

3. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

4. Which is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and (b) grants a first-priority Lien (or a second-priority Lien in the case of a Second-Lien Borrowing) on commercial property described below that will be perfected upon recording.

5. For which the underlying real property (a) consists of land and a commercial building or structure, (b) is, if required by Appraisal Requirements, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

6. Which may or may not be covered by a valid and effective Take-Out Commitment held by the applicable Co-Borrower (and if it is covered, the Commercial Loan conforms on all material respects with all of the requirements of that Take-Out Commitment).

7. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related promissory note,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

8. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from and of a securitization program, (c) delivered to an investor or securitization custodian or any Person for it for

                                                                    Schedule 4.1
         more than the Shipping Period, or (d) delivered to the applicable Co-Borrower for correction for more than the Correction Period.

9.       Which has a maximum loan-to-value ratio of 90%.

10. Which has been held by Administrative Agent as an Eligible-Commercial Loan for 270 days or less.

C. Eligible-Seasoned Loan. An otherwise Eligible-Mortgage Loan or
Eligible-Commercial Loan except either (a) the Mortgage Loan or Commercial Loan has been included in the Borrowing Base for more than 270 days or (b) the underlying promissory note was originated more than 270 days before being included in the Borrowing Base.

D. Eligible Lease. A Lease:

1.       Which may not support a Wet Borrowing.

2. The lease agreement evidencing which (a) is payable or assigned (without restriction or limitation) to the applicable Co-Borrower's order, (b) is assigned without recourse and in blank by the applicable Co-Borrower, (c) has been duly authorized by a bona fide, legally competent lessee (or representative of such lessee), (d) has been underwritten in accordance with the Co-Borrowers' standard underwriting guidelines for Leases as disclosed to Administrative Agent from time to time, (e) is executed as a single original, which original is delivered to Administrative Agent (i.e. no multiple counterparts of the Lease have been executed), (f) if copies are made of the Lease, each such copy is clearly stamped as a "Copy," (g) is accompanied by a listing of the machinery or equipment covered by the Lease, and (h) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

3. For which no default in payment of lease payments or any other default has continued uncured for 60 days, no collection or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

4. Which is secured by a security or pledge agreement (which may be part of the lease agreement itself) that (a) is in a form acceptable to Administrative Agent and (b) grants a first-priority Lien (to the extent the Lease is construed as a financing for which a security interest is required to reflect the applicable Co-Borrower's interest in the machinery or equipment) on business machinery and equipment leased to commercial and industrial customers located in the continental United States that will be perfected upon recording of a UCC financing statement (which may be a notice filing for leased machinery and equipment as permitted under the UCC).

5. For which the underlying business machinery and equipment is insured against loss or damage in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

6. For which all sums of money previously paid by any lessee as advance rentals or deposit of security shall have been fully disclosed to Administrative Agent.

7. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related lease agreement,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

                                        3
                                                                    Schedule 4.1

8. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from out of a securitization program, (c) delivered to an investor or securitization custodian or any Person for them for more than the Shipping Period, or (d) delivered to the applicable Co-Borrower for correction for more than the Correction Period.

9. Which has been held by Administrative Agent as an Eligible Lease for 270 days or less.

E. Eligible Seasoned-Lease. An otherwise Eligible Lease except either (a) the Lease has been included in the Borrowing Base for more than 270 days, or (b) the underlying lease contract was originated more than 270 days before being included in the Borrowing Base.



                                                                    Schedule 4.1

                                  SCHEDULE 4.3

                              COLLATERAL PROCEDURES

A. Mortgage Loan or Commercial Loan for Dry Borrowing. Delivery of a Mortgage Loan or Commercial Loan to support a Dry Borrowing requires delivery to Administrative Agent of the following Collateral Documents (each of which must be in form and substance satisfactory to Administrative Agent) in the following manner:

         1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Administrative Agent for that Dry Borrowing.

         2. The original promissory note evidencing the Mortgage Loan or Commercial Loan, properly payable or endorsed to a Co-Borrower (the "applicable Co-Borrower") and endorsed in blank by the applicable Co-Borrower.

         3. An assignment from the applicable Co-Borrower of the mortgage, deed of trust, or trust deed securing the Mortgage Loan or Commercial Loan, executed in blank by the applicable Co-Borrower, and in recordable form (which Administrative Agent may complete and file at its discretion).

         4. A certified copy of each intervening assignment to the applicable Co-Borrower of that mortgage, deed of trust, or trust deed sent for recording and copies of all previous intervening assignments.

         5. A certified copy of that original mortgage, deed of trust, or trust deed sent for recording in the jurisdiction where the property is located.

         6. Although it is not any Co-Borrower's current practice, if obtained either (a) a Take-Out Commitment specifically designating that Mortgage Loan or Commercial Loan for purchase or (b) a Take-Out Commitment with the take-out prices indicated (unless a master Take-Out Commitment has already been delivered to, and is on file with, Administrative Agent).

         7. Evidence acceptable to Administrative Agent of the initiation of the wire transfer or check for originating the Mortgage Loan or Commercial Loan.

         8.       A copy of the first and last page of the Appraisal.

         9. A data-processing print-out reflecting that Mortgage Loan's or Commercial Loan's loan number, mortgagor, origination date, original amount, outstanding-principal balance, interest rate, type of loan, and requested advance amount.

         10. Any and all other files, documents, instruments, certificates, correspondence, or other records that are (a) requested by Administrative Agent and (b) deemed by Administrative Agent in its sole judgment to be necessary, appropriate, or desirable.

B. Mortgage Loan or Commercial Loan for Wet Borrowing. Delivery of a Mortgage Loan or Commercial Loan to support a Wet Borrowing requires delivery to Administrative Agent of the following Collateral Documents (each of which must be in form and substance satisfactory to Administrative Agent) in the following manner:


                                                                    Schedule 4.3

         1. A Collateral-Delivery Notice that, among other things, identifies the documents that must be delivered to Administrative Agent before the expiration of the Wet Period for that Wet Borrowing.

         2. Evidence acceptable to Administrative Agent of the initiation of the wire transfer or check for originating the Mortgage Loan or Commercial Loan.

         3. A data-processing print-out reflecting that Mortgage Loan's or Commercial Loan's loan number, mortgagor's name, property address, origination date, original amount, outstanding-principal balance, interest rate, type of loan, and requested advance amount.

         4. Although it is not any Co-Borrower's current practice, if obtained a Take-Out Commitment covering that Mortgage Loan or Commercial Loan.

C. Lease for Dry Borrowing. Delivery of a Lease to support a Dry Borrowing requires delivery to Administrative Agent of the following Collateral Documents (each of which must be in form and substance satisfactory to Administrative Agent) in the following manner:

         1.       The original executed Lease.

         2. An original assignment of the Lease in blank, plus any intervening assignments, if applicable.

         3. A data-processing print-out reflecting that Lease's number, lessee, origination date, original amount, outstanding receivable (net of unearned discount), interest rate, type of lease, and requested advance amount.

         4. A copy of the delivery and acceptance certificate evidencing that the equipment covered by the Lease has been delivered and installed, and accepted by the lessee in good working order.

         5. A certified copy of a UCC-1 financing statement sent for recording reflecting a Co-Borrower as the secured party with respect to the underlying machinery or equipment, acknowledged copies of which will be promptly delivered to Administrative Agent upon their return from the appropriate filing office, any intervening assignments of such UCC-1 financing statements, and a UCC-3 financing statement in recordable form executed by the applicable Co-Borrower evidencing the assignment of the UCC-1 financing statement to Administrative Agent for the benefit of the Lenders(which Administrative Agent may file at its discretion).

         6. If the personal property being leased is located in a jurisdiction for which a UCC-1 financing statement executed by American Business Leasing, Inc. as debtor, in favor of Administrative Agent, as secured party, and covering the personal property subject to the Lease, has not been properly recorded, an original UCC-1 financing statement in the form of Exhibit C-2 attached hereto

         7. Any and all other files, documents, instruments, certificates, correspondence, or other records that are (a) requested by Administrative Agent and (b) deemed by Administrative Agent in its sole judgment to be necessary, appropriate, or desirable.



                                                                    Schedule 4.3

                                   SCHEDULE 5

                               CLOSING CONDITIONS

                   Unless otherwise specified, all dated as of
                  the Closing Date or a date (a "Current Date")
                     within 30 days before the Closing Date.


H&B [1.] CREDIT AGREEMENT (the "Credit Agreement") among Co-Borrowers,
         Parent, certain lenders ("Lenders"), and Administrative Agent all the terms in which have the same meanings when used in this schedule -- accompanied by:

                  Schedule 1       -        Seasoned Lease Exceptions
                  Schedule 2       -        Lenders and Commitments
                  Schedule 4.1     -        Eligibility Conditions
                  Schedule 4.3     -        Collateral Procedures
                  Schedule 5       -        Closing Conditions
                  Schedule 6.2     -        Companies
                  Schedule 6.9     -        Litigation and Judgments
                  Schedule 6.10    -        Affiliate Transactions
                  Schedule 8.14    -        Servicing Agreements
                  Exhibit A-1      -        Warehouse Note
                  Exhibit A-2      -        Swing Note
                  Exhibit B        -        Guaranty
                  Exhibit C-1      -        Security Agreement
                  Exhibit C-2      -        Financing Statement
                  Exhibit C-3      -        Shipping Request
                  Exhibit C-4      -        Bailee Letter for Investors
                  Exhibit C-5      -        Trust Receipt and Agreement
                  Exhibit C-6      -        Release Request
                  Exhibit D-1      -        Borrowing Request
                  Exhibit D-2      -        Collateral-Delivery Notice
                  Exhibit D-3      -        Borrowing-Base Report
                  Exhibit D-4      -        Compliance Certificate
                  Exhibit D-5      -        Acquisition-Compliance Certificate
                  Exhibit E        -        Opinion of Counsel
                  Exhibit F        -        Assignment and Assumption Agreement
                  Exhibit G        -        Amendment to Credit Agreement

H&B [2.] WAREHOUSE NOTES in the following original principal amounts, executed by Co-Borrowers, payable to the order of the following Lenders, and in substantially the form of Exhibit A-1 to the Credit
         Agreement:

                  Texas Commerce Bank National Association    -    $55,000,000
                  The Bank of New York                        -    $15,000,000
                  CoreStates Bank                             -    $10,000,000
                  FirstTrust Bank                             -    $ 5,000,000
                  National City Bank                          -    $15,000,000



H&B [3.] SWING NOTE in the original principal amount of $30,000,000, executed by Co-Borrowers, payable to the order of Administrative Agent, and in substantially the form of Exhibit A-2 to the Credit Agreement.


                                                                      Schedule 5

H&B [4.] GUARANTY executed by AMERICAN BUSINESS FINANCIAL SERVICES, INC., as Guarantor, accepted by Administrative Agent, and in substantially the form of Exhibit B to the Credit Agreement.

H&B [5.] SECURITY AGREEMENT executed by Co-Borrowers as debtors and Administrative Agent as secured party, and in substantially the form of Exhibit C-1 to the Credit Agreement.

H&B [6.] FINANCING STATEMENTS executed by Co-Borrowers as debtors and Administrative Agent as secured party, for filing with the following UCC filing offices, and in substantially the form of Exhibit C-2 to the Credit Agreement:

================================================================================
              Name                  Jurisdiction          Number            Date
================================================================================
American Business Credit, Inc.   Pennsylvania
--------------------------------------------------------------------------------
                                 Montgomery
                                 County, PA
--------------------------------------------------------------------------------
HomeAmerican Credit, Inc.,
d/b/a Upland Mortgage            Pennsylvania
--------------------------------------------------------------------------------
                                 Montgomery
                                 County, PA
--------------------------------------------------------------------------------
American Business Leasing, Inc.
================================================================================

H&B [7.] UCC SEARCH REPORTS for financing statements filed against Co-Borrowers as debtors with the following UCC filing offices as of the indicated dates:


====================================================================================================================================
           Name               Jurisdiction     Search       File Number     File Date                Description
                                                Date
====================================================================================================================================
American Business Financial Delaware         07/02/97     N/A              N/A        No UCC Statements , Federal Tax Liens,
Services, Inc.                                                                        and EPA/ERISA Liens on file.
------------------------------------------------------------------------------------------------------------------------------------
                            Pennsylvania     06/30/97     22980252         03/31/94   Specific leased equipment.
                                                          (Advanta
                                                          Leasing Corp.)
------------------------------------------------------------------------------------------------------------------------------------
American Business Credit,   Pennsylvania     06/30/97     24310109         05/22/95   All right, title and interest of Debtor under
Inc.                                                      (The Chase                  that certain Sales and Contribution
                                                          Manhattan                   Agreement dated March 31, 1995.
                                                          Bank, N.A.)
------------------------------------------------------------------------------------------------------------------------------------
American Business Credit,   Pennsylvania     06/30/97     24840969         11/08/95   All right, title and interest of Debtor under
Inc.                                                      (The Chase                  that certain Sale and Distribution
                                                          Manhattan                   Agreement dated October 1, 1995.
                                                          Bank, N.A.)                 Amendment filed on 01/25/96.
------------------------------------------------------------------------------------------------------------------------------------
                                                          25240166         03/08/96   All rents and other payments due under Rent
                                                          (The CIT Group              Agreement dated August 1, 1995.
                                                          / Equipment
                                                          Financing , Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                      Schedule 5


====================================================================================================================================
           Name               Jurisdiction     Search       File Number     File Date                Description
                                                Date
====================================================================================================================================
                                                          25351288         04/15/96    Inventory, documents of title, accounts,
                                                          (CoreStates                  general intangibles, chattel paper,
                                                          Bank, N.A.)                  instruments, guarantees, goods in services,
                                                                                       equipment, deposit accounts, and proceeds
                                                                                       of the foregoing.
------------------------------------------------------------------------------------------------------------------------------------
                                                          25351421         04/15/96    All accounts, chattel paper, contract rights,
                                                          (Meridian Bank)              documents, general intangibles and
                                                                                       inventory.  All rights, title and interest,
                                                                                       powers and privileges and other benefits
                                                                                       under all Mortgages and Mortgage Notes.
------------------------------------------------------------------------------------------------------------------------------------
                                                          25471199         05/20/96    All right, title and interest of Debtor under
                                                          (ABFS 1996-1,                that certain Sale and Distribution Agreement
                                                          Inc.)                        dated May 9, 1996.
------------------------------------------------------------------------------------------------------------------------------------
                                                          26290387         01/21/97    Receivables, notes, mortgages, deeds of
                                                          (FINOVA                      trust, security agreements, chattel
                                                          Capital                      mortgages, financing statements, guaranties,
                                                          Corporation)                 title insurance policies, surveys, bonds,
                                                                                       insurance policies, files, surveys,
                                                                                       certificates, correspondence, appraisals,
                                                                                       computer programs, tapes, discs, contract
                                                                                       rights, accounts, general intangibles, and
                                                                                       books and records of Debtor.
------------------------------------------------------------------------------------------------------------------------------------
HomeAmerican Credit, Inc.   Pennsylvania     06/30/97     24310116         05/22/95    All right, title and interest of Debtor under
                                                          (The Chase                   that certain Sale and Distribution Agreement
                                                          Manhattan                    dated March 31, 1995.
                                                          Bank, N.A.)
------------------------------------------------------------------------------------------------------------------------------------
                                                          24840963         11/08/95    All right, title and interest of Debtor
                                                                                       under (The Chase that certain Sale and
                                                                                       Distribution Manhattan Agreement dated
                                                                                       October 1, 1995. Bank, N.A.) Amendment filed
                                                                                       on 01/25/96.
------------------------------------------------------------------------------------------------------------------------------------
HomeAmerican Credit, Inc.   Pennsylvania     06/30/97     25471192         05/20/96    All right, title and interest of Debtor
                                                          (ABFS 1996-1,                under that certain Sale and Distribution
                                                          Inc.)                        Agreement dated May 1, 1996.
------------------------------------------------------------------------------------------------------------------------------------
                                                          25531141         06/07/96    Mortgage Notes, Mortgages, general
                                                          (BankAmerica                 intangibles, money, securities, deposit
                                                          Business Credit,             accounts, all books, records, and proceeds
                                                          Inc.)                        of the foregoing.
------------------------------------------------------------------------------------------------------------------------------------
Upland Mortgage             Pennsylvania     06/30/97     N/A              N/A         No UCC Statements on file.
------------------------------------------------------------------------------------------------------------------------------------
American Business Leasing,  Pennsylvania     06/30/97     25351291         04/15/96    Inventory, documents of title, accounts,
Inc.                                                      (CoreStates                  general intangibles, chattel paper,
                                                          Bank, N.A.)                  instruments, guarantees, goods in services,
                                                                                       equipment, deposit accounts, and proceeds
                                                                                       of the foregoing.
------------------------------------------------------------------------------------------------------------------------------------
                                                          25370470         04/18/96    All chattel paper, inventory, equipment,
                                                          (Advanta                     general intangibles, documents, accounts,
                                                          Business                     and instruments associated with all leases
                                                          Services, Inc.)              of personal property.

====================================================================================================================================

H&B [8.] TERMINATIONS OR AMENDMENTS OF FINANCING STATEMENTS reflected in the UCC Search Reports described above that, in the judgment of Agent and its special counsel, conflict with
                                                                      Schedule 5
         the priority of the Lender Liens contemplated by the Credit Documents, each executed by the appropriate secured party and (if necessary) debtor, and in form acceptable to Agent for filing with the applicable UCC filing offices.

================================================================================================================
Debtor                    Secured Party           Jurisdiction    File Number     File Date    Termination Date
================================================================================================================
American Business         CoreStates Bank, N.A.   Pennsylvania    25351288        04/15/96
Credit, Inc.
----------------------------------------------------------------------------------------------------------------
American Business         Meridian Bank           Pennsylvania    25351421        04/15/96
Credit, Inc.
----------------------------------------------------------------------------------------------------------------
American Business         CoreStates Bank, N.A.   Pennsylvania    25351291        04/15/96
Leasing, Inc.
================================================================================================================


Agent  [9.] AGREEMENT between ABL and Administrative Agent regarding calculation of net present value in clause (c)(ii) of the definition of "Borrowing Base."

Agent [10.] ADMINISTRATIVE AGENT AND CUSTODIAL FEE AGREEMENT.

ABFS  [11.] OFFICERS' CERTIFICATE for ABC, executed by the President and
            Secretary of ABC as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter, accompanied by:

                           Annex A  - Resolutions
                           Annex B -  Bylaws
                           Annex C  - Corporate Charter

ABFS  [12.] OFFICERS' CERTIFICATE for HAC, executed by the President and
            Secretary of HAC as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter, accompanied by:

                           Annex A  - Resolutions
                           Annex B -  Bylaws
                           Annex C  - Corporate Charter

ABFS  [13.] OFFICERS' CERTIFICATE for ABL, executed by the President and
            Secretary of ABL as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter, accompanied by:

                           Annex A  - Resolutions
                           Annex B -  Bylaws
                           Annex C  - Corporate Charter

ABFS  [14.] OFFICERS' CERTIFICATE for Parent, executed by the President and Secretary of Parent as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter, accompanied by:


                           Annex A  - Resolutions
                           Annex B -  Bylaws
                           Annex C  - Corporate Charter
                                                                      Schedule 5

H&B   [15.] CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY
            for the following Persons, issued as of indicated dates by the appropriate Governmental Authorities for the following jurisdictions:

===============================================================================================================
        Company Name                  Jurisdiction                Type Certificate        Date of Certificates
===============================================================================================================
American Business Financial             Delaware               Existence/Good Standing              07/10/97
Services, Inc.
---------------------------------------------------------------------------------------------------------------
                                      Pennsylvania                   Subsistence                    07/10/97
---------------------------------------------------------------------------------------------------------------
American Business Credit, Inc.        Pennsylvania                   Subsistence                    07/10/97
---------------------------------------------------------------------------------------------------------------
HomeAmerican Credit, Inc.             Pennsylvania                   Subsistence                    07/10/97
---------------------------------------------------------------------------------------------------------------
American Business Leasing,            Pennsylvania                   Subsistence                    07/10/97
Inc.
===============================================================================================================


H&B   [16.] ARTICLES OF INCORPORATION for ABC, certified as of
            ______________, by the Pennsylvania Secretary of State.

H&B   [17.] ARTICLES OF INCORPORATION for HAC, certified as of
            _____________, by the Pennsylvania Secretary of State.

H&B   [18.] ARTICLES OF INCORPORATION for ABL, certified as of
            ______________, by the Pennsylvania Secretary of State.

H&B   [19.] CERTIFICATE OF INCORPORATION for Parent, certified as of
            ________________, by the Delaware Secretary of State.

ABFS  [20.] COPIES of Subordinated Debt documents, certified as true and correct by a Responsible Officer of Parent or the applicable Co-Borrower.

ABFS  [21.] OPINION of counsel to Parent and Co-Borrowers acceptable to
            Administrative Agent, addressed to Administrative Agent and Lenders, and addressing the matters described on Exhibit E to the Credit Agreement.

      [22.] Any other documents and items that Administrative Agent or any Lender may reasonably request.



                                                                      Schedule 5

                                  SCHEDULE 6.2



====================================================================================================================================

                                 State of         States       Trade Names    Still
         COMPANIES           Incorporation/    Qualified as      Used in     Using     Chief Executive          Other Principal
       Name/Ownership         Organization     Foreign Corp.    Last Four     Name?         Offices                   Offices
                                                                 Months       Y/N
====================================================================================================================================
                                                                  N/A       N/A      103 Springer Building   111 Presidential Blvd.,
American Business Financial   Delaware        Arizona                                3411 Silverside Road    Suite 215
Services, Inc.                                Florida                                Wilmington, DE 19810    Bala Cynwyd, PA 19004
                                              Pennsylvania

-------------------------------------------------------------------------------------------------------------------------------

American Business Credit,     Pennsylvania    Connecticut         N/A       N/A      BalaPointe Office Centre        Same
Inc. -                                        Delaware                               111 Presidential Boulevard,
                                              Florida                                Suite 215
100% Owned by Parent                          Georgia                                Bala Cynwyd, PA 19004
                                              New Jersey
                                              New York
                                              North Carolina
                                              Pennsylvania
                                              South Carolina
                                              Virginia
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Schedule 6.2


====================================================================================================================================

                                 State of         States       Trade Names    Still
         COMPANIES           Incorporation/    Qualified as      Used in     Using     Chief Executive          Other Principal
       Name/Ownership         Organization     Foreign Corp.    Last Four     Name?         Offices                   Offices
                                                                 Months       Y/N
====================================================================================================================================
HomeAmerican Credit, Inc. -   Pennsylvania    Connecticut       Upland         Y         BalaPointe Office Centre        Same
                                              Delaware          Mortgage                 111 Presidential Boulevard,
100% Owned by ABC                             Florida                                    Suite 215
                                              Georgia                                    Bala Cynwyd, PA 19004
                                              Indiana
                                              Kentucky
                                              Maine
                                              Maryland
                                              Massachusetts
                                              Michigan
                                              Minnesota
                                              Mississippi
                                              Missouri
                                              New Hampshire
                                              New Jersey
                                              New York
                                              North Carolina
                                              Ohio
                                              Pennsylvania
                                              South Carolina
                                              Tennessee
                                              Vermont
                                              Virginia
                                              West Virginia
American Business Leasing,    Pennsylvania    N/A               N/A           N/A        BalaPointe Office Centre         Same
Inc. -                                                                                   111 Presidential Boulevard,
                                                                                         Suite 215
100% Owned by ABC                                                                        Bala Cynwyd, PA 19004
===================================================================================================================

Direct or Indirect additional subsidiaries of Parent:
Processing Service Center, Inc.
HomeAmerican Consumer Discount Company
ABC Holdings Corp.
American Business Finance Corp.

                                                                    Schedule 6.2

                                  SCHEDULE 6.9

                            LITIGATION AND JUDGMENTS





LITIGATION

         None.



JUDGMENTS

         None.


                                                                    Schedule 6.9

                                  SCHEDULE 6.10

                             AFFILIATE TRANSACTIONS


                                  See Attached



                                  Schedule 6.10